UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 10549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

PXRE GROUP LTD.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials:
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PRELIMINARY PROXY MATERIALS SUBJECT TO COMPLETION

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 26, 2005

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of PXRE GROUP LTD. (“PXRE”) will be held on April 26, 2005 commencing at 9:00 a.m., local time, at the principal executive offices of PXRE, located at PXRE House, 110 Pitts Bay Road, Pembroke HM 08, Bermuda, for the following purposes:

(1)	To elect two members to our Board of Directors;

(2)	To consider and approve the recommendation of the Audit Committee of our Board of Directors that KPMG LLP (“KPMG”) be appointed as our independent auditors for the fiscal year ending December 31, 2005 and to refer the determination of the independent auditors’ remuneration to the Audit Committee of our Board of Directors;

(3)	To approve certain amendments to the Company’s Bye-Laws; and

(4)	To transact such other business as may properly come before the annual general meeting and any postponements or adjournments thereof.

Information regarding the matters to be acted upon at the annual general meeting is contained in the Proxy Statement accompanying this notice.

Only shareholders of PXRE at the close of business on March 10, 2005, as shown by the transfer books of PXRE, are entitled to notice of, and to vote at, the annual general meeting and any adjournments thereof.

By Order of the Board of Directors,

DAVID J. DOYLE, Secretary

Pembroke, Bermuda
March 18, 2005

All shareholders are cordially invited to attend the annual general meeting in person. Those shareholders who are unable to attend in person are respectfully urged to execute and return the enclosed Proxy at their earliest convenience. Any Proxy given may be revoked by delivery, at least two (2) hours prior to the commencement of the annual general meeting, either a written notice of such revocation or a duly executed Proxy bearing a later date to us at our mailing address, P.O. Box HM 1282, Hamilton HM FX, Bermuda, Attn: Secretary, or by attending the annual general meeting and voting in person.

IMPORTANT: PLEASE COMPLETE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

PRELIMINARY PROXY MATERIALS SUBJECT TO COMPLETION

PROXY STATEMENT

ANNUAL GENERAL MEETING OF SHAREHOLDERS
OF PXRE GROUP LTD.
APRIL 26, 2005

SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of PXRE GROUP LTD. (“PXRE”, “we”, or the “Company”), with its principal headquarters located at PXRE House, 110 Pitts Bay Road, Pembroke HM 08, Bermuda, of proxies from the holders of our common shares, par value $1.00 per share (the “Common Shares”) and our convertible voting preferred shares, par value $1.00 per share (the “Preferred Shares” and, collectively with the Common Shares, the “Shares”) for use at the annual general meeting of shareholders to be held on April 26, 2005 and at any and all adjournments thereof. Shares represented at the annual general meeting by a properly executed and returned Proxy will be voted at the annual general meeting in accordance with the instructions noted thereon, or, if no instructions are noted, the Proxy will be voted in favor of the proposals set forth in the Notice of Annual General Meeting. Any Proxy given may be revoked by delivery, at least two (2) hours prior to the commencement of the annual general meeting, either a written notice of such revocation or a duly executed Proxy bearing a later date to us at our mailing address, P.O. Box HM 1282, Hamilton HM FX, Bermuda, Attn: Secretary or by attending the annual general meeting and voting in person.

We have not received notice of any shareholder proposals to be presented at the annual general meeting prior to the deadline for submission of such proposals as indicated in our Proxy Statement for the 2004 annual general meeting. The Board of Directors knows of no matters that are to be presented for consideration at the annual general meeting other than those described in this Proxy Statement. If other matters are properly presented, it is the intention of the persons designated as proxies on the enclosed Proxy to vote as proxies on such matters in accordance with their judgment.

Our mailing address is P.O. Box HM 1282, Hamilton HM FX, Bermuda. The Notice of Annual General Meeting, this Proxy Statement and the accompanying Proxy were first transmitted to shareholders on or about March 18, 2005.

Cost of Soliciting Proxies

We will bear the cost of preparing, assembling and mailing this Proxy Statement and the material enclosed herewith. Our directors, officers and employees may solicit Proxies orally or in writing, without additional compensation. Our regularly retained investor relations firm, Citigate Sard Verbinnen, may also be called upon to solicit Proxies by telephone or other means, in which case we would anticipate paying hourly rates for time spent (ranging from $125 to $450 per hour) plus out-of-pocket expenses. We will reimburse brokers, fiduciaries and custodians for their reasonable costs in forwarding proxy materials to the beneficial owners of our Shares.

OUTSTANDING STOCK AND VOTING RIGHTS

Our Board of Directors fixed the close of business on March 10, 2005 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of, and to vote at, our annual general meeting. As of the Record Date, (i) [__________] Common Shares were issued and outstanding and held of record by approximately [_____] shareholders; and (ii) [16,388] Preferred Shares were issued and outstanding and held of record by [9] shareholders. The presence at the annual general meeting in person or by proxy of the holders representing a majority of the outstanding Shares (giving effect to the limitations on voting referred to below) carrying the right to vote on a matter is necessary to constitute a quorum for the transaction of business at our annual general meeting.

Each Common Share entitles the holder thereof to one vote on each matter to be voted upon at the annual general meeting; provided that, if a person (constructively or beneficially, directly or indirectly) owns more than 9.9% of the total voting power of all issued and outstanding Shares entitled to vote on such matter, the voting rights with respect to such Shares will be limited, in the aggregate, to voting power of 9.9%, as specified in our Bye-Laws. As of the Record Date, holders of the Common Shares are entitled to exercise approximately [63]% of the votes that may be cast at the annual general meeting on all matters submitted other than the election of directors. With respect to the election of the Class I directors, the holders of the Common Shares are entitled to exercise 100% of the votes that may be cast at the annual general meeting.

Each Preferred Share entitles the holder thereof to vote on a fully converted basis with the Common Shares, together as a class, on all matters which are submitted to a vote of the shareholders, other than the election of Class I, II and III directors. The Preferred Shares outstanding on the Record Date are ultimately convertible into [12,229,161] Common Shares based on the current conversion price on the Record Date of [$13.40]. As of the Record Date, holders of the Preferred Shares are entitled to exercise [37]% of the votes that may be cast at the annual general meeting on all matters submitted other than the election of Class I directors, upon which they are not entitled to vote.

Under our Bye-Laws, absent a Board waiver, no person is entitled to exercise voting power on a matter in excess of a maximum limitation of 9.9% of the votes conferred on all of our Shares entitled to vote on such matter, after taking into consideration all votes held directly, indirectly, beneficially or through attribution. The Board has determined to waive this requirement with respect to Capital Z Financial Services Fund II, L.P. (“Capital Z Fund”) and Capital Z Financial Services Private Fund II, L.P. (“Capital Z Private Fund” and, together with Capital Z Fund and their affiliates, “Capital Z”), but not with respect to any other holder of Preferred Shares or Common Shares.

All matters referenced in this Proxy Statement upon which the shareholders will be asked to consider and vote upon, other than the proposed Bye-Law amendments, will, in accordance with our Bye-Laws, be decided by an ordinary resolution; that is, a resolution passed by a simple majority of votes cast in person or by proxy at the annual general meeting entitled to vote on such matter. The matter of the proposed amendment to the Company’s Bye-Laws will be decided by special resolution; that is a resolution passed by the affirmative vote of 66 2/3% of the voting powers of the outstanding Shares entitled to vote on the matter. A resolution put to a vote at the annual general meeting will be decided on by a show of hands, unless a poll has been demanded pursuant to our Bye-Laws. Shares represented at the annual general meeting whose votes are withheld on any matter, Shares that are represented by “broker non-votes” (that is Shares held by brokers or nominees that are represented at the annual general meeting but with respect to which the broker or nominee has not received voting instructions from the beneficial owner and is not empowered to vote on a particular proposal) and the Shares that abstain from voting on any particular matter are not included in the tabulation of the Shares voting on such matter, but are counted for quorum purposes. Member brokerage firms of the New York Stock Exchange, Inc. (the “NYSE”) that hold Shares in street name for beneficial owners, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for shareholder action, may vote in their discretion upon the proposals for the election of directors and the ratification of the appointment of KPMG.

The following table indicates those persons known to us (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), who own beneficially more than 5% of the Common Shares or Preferred Shares outstanding, as applicable, as of the Record Date:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class Outstanding	Percent of Voting Rights (1)

Common Shares	FMR Corp. and Affiliates 82 Devonshire Street Boston, MA 02109	[1,966,145] shares(2)	[9.6]%	[6.0]%

Common Shares	Royce & Associates, LLC and Affiliates 1414 Avenue of the Americas New York, NY 10019	[1,649,039] shares(3)	[8.0]%	[5.0]%

Common Shares	Merrill Lynch & Co., Inc. World Financial Center, North Tower 250 Vesey Street New York, NY 10381	[1,099,200] shares(4)	[5.3]%	[3.3]%

Series A Preferred Shares	Capital Z Partners, Ltd. & Affiliates 54 Thompson Street New York, NY 10012	[8,832.44] shares(5)	[100]%	[20.2]%(6)

Series B Preferred Shares	Reservoir Capital Management L.L.C. & Affiliates 650 Madison Avenue 26th Floor New York, NY 10022	[3,612.16] shares(7)	[70]%	[8.7]%(6)

Series B Preferred Shares	SAB Capital Advisors, L.L.C. and Affiliates 712 Fifth Avenue 42nd Floor New York, NY 10019	[1,540.78] shares(8)	[30]%	[3.5]%(6)

Series C Preferred Shares	RER Reinsurance Holdings, L.P. 777 Main Street Suite 2250 Fort Worth, TX 76102	[2,305.63] shares(8)	[96]%	[5.3]%(6)

(1)	Reflects the percentage of voting rights on all matters being submitted to the annual general meeting other than the election of directors. The Preferred Shares are not entitled to vote on the election of Class I directors. Under our Bye-Laws, absent a Board waiver, no person is entitled to exercise voting power on a matter in excess of a maximum limitation of 9.9% of the votes conferred on all of our Shares entitled to vote on such matter, after taking into consideration all votes held directly, indirectly, beneficially or through attribution. The Board has determined to waive this requirement with respect to Capital Z (including, for such purpose, certain of their affiliates).

(2)	According to amendment number nine to a Schedule 13G jointly filed with the Securities and Exchange Commission (the “Commission”) on February 14, 2005 by FMR Corp., Edward C. Johnson 3d, Abigail P. Johnson, Fidelity International Limited and Fidelity Low Priced Stock Fund (the “FMR Entities”), each of the FMR Entities has the sole power to dispose of these Common Shares, while the power to vote or direct the voting of such Shares was reported as residing with the Board of Trustees of certain of the investment funds for which certain of the FMR entities act as investment advisors as described in such Schedule 13G.

(3)	According to the Schedule 13G filed with the Commission on February 3, 2005 by Royce & Associates, LLC (“Royce”), Royce has the sole power to vote and dispose of these Common Shares.

(4)	According to the Schedule 13G filed with the Commission on February 16, 2005. Merrill Lynch & Co., Inc. (on behalf of Merrill Lynch Investment Managers) (“Merrill”), Merrill has shared voting and dispositive powers with respect to these Common Shares.

(5)	According to the Share Register of PXRE, Capital Z holds the [8,832.44] Preferred Shares, which includes [5,695.70] A1 Preferred Shares and [3,089.95] A2 Preferred Shares owned by Capital Z Fund and [30.34] A1 Preferred Shares and [16.46] A2 Preferred Shares owned by Capital Z Private Fund. The [8,832.44] Preferred Shares held by Capital Z are convertible into [6,591,374] Common Shares. In addition, Capital Z Management, LLC holds [7,500] Restricted Common Shares and options exercisable within 60 days to purchase [4,999] Common Shares that were granted to it under our Director Stock Plan as the designee of Susan Cabrera and Bradley Cooper. Under our Bye-Laws, absent a Board waiver, no person is entitled to exercise voting power on a matter in excess of a maximum limitation of 9.9% of the votes conferred on all of our shares entitled to vote on such matter, after taking into consideration all votes held directly, indirectly, beneficially or through attribution. The Board has determined to waive this requirement with respect to the Capital Z (including, for such purpose, certain of their affiliates).

(6)	The Preferred Shares vote on an as-converted basis with the Common Shares. The conversion ratio is based on the current conversion price of $13.40.

(7)	According to the Share Register of PXRE, Reservoir Capital Partners Master Fund, L.P. (“Reservoir Master Fund”) and Reservoir Capital Partners, L.P. (“Reservoir Partners” and, together with Reservoir Master Fund and their various affiliates, “Reservoir”) hold the [3,612.16] Preferred Shares, which includes [1,758.92] B1 Preferred Shares and [1,333.09] B2 Preferred Shares owned by Reservoir Partners and [295.89] B1 Preferred Shares and [224.26] B2 Preferred Shares owned by Reservoir Master Fund. The [3,612.16] Preferred Shares held by Reservoir are convertible into [2,695,641] Common Shares. According to the Amended Schedule 13D filed with the Commission on December 2, 2004 by Reservoir, Reservoir holds [150,350] Common Shares. In addition, Reservoir holds [5,000] Restricted Common Shares and options exercisable within 60 days to purchase [3,332] Common Shares that were granted to it under our Director Stock Plan as a designee of Craig Huff.

(8)	According to the Share Register of SAB Capital Partners, L.P. (“SABCPI”), SAB Capital Partners II, L.P. (“SABCPII”), SAB Overseas Capital Management, L.P. (“SABOF” and collectively with SABCPI and SABCPII, “SAB”) collectively held [1,540.78] Series B Preferred Shares as follows: SABCPI held [492.88] B-1 Preferred Shares and [246.44] B-2 Preferred Shares, SABCPII held [15.74] B-1 Preferred Shares and [7.87] B-2 Preferred Shares, and SABOF held [518.56] B-1 Preferred Shares and [259.28] B-2 Preferred Shares. The Preferred Shares held by the SAB Entities are convertible into [1,149,834] Common Shares.

(9)	According to the Share Register of PXRE, RER holds the [2,305.63] Preferred Shares, consisting of 1,311.58 C1 Preferred Shares and 994.05 C2 Preferred Shares owned by Richard Rainwater. The [2,305.63] Preferred Shares held by RER are convertible into [1,720,621] Common Shares. Based on the Amended Schedule 13D filed with the Commission on December 2, 2004, we believe Richard Rainwater, as the sole general partner of RER, has the sole voting and dispositive power with respect to the [2,305.63] Preferred Shares held by RER.

     PROPOSAL 1:

     ELECTION OF DIRECTORS

Our Bye-Laws provide for the election of directors by our shareholders. In accordance with the Bye-Laws, our Board of Directors is divided into four classes (Classes I, II, III and IV) with Class I, II and III being as nearly equal in number as possible. Classes I, II and III are elected by the holders of our Common Shares. With respect to such classes, the terms of office of the members of one class expire and a successor class is elected at each annual general meeting of the shareholders. The holders of our Preferred Shares and Convertible Common Shares have the right to designate up to four Class IV directors, but do not have the right to vote for the election of Class I, II and III directors. Subject to certain share ownership requirements, holders of our Series A Preferred Shares and Class A Common Shares are entitled to appoint up to two Class IV directors, the holders of our Series B Preferred Shares and Class B Common Shares are entitled to appoint one Class IV director, and the holders of our Series C Preferred Shares and Class C Common Shares are entitled to appoint one Class IV director. In the event any holder fails to maintain any requisite ownership level and relinquishes a Board seat as a result, such Board seat will thereafter be filled in accordance with Bye-Law 22 of the Bye-Laws.

At the annual general meeting, the terms of office of the Class I directors, Wendy Luscombe and Franklin Haftl, will terminate. Mr. Haftl, age 70, has decided to retire and not stand for re-election, as he would be required to retire before the end of the three-year term at the age of 72 under the Board’s mandatory retirement policy. The Board of Directors has nominated Wendy Luscombe, who is also presently serving on the Board, for re-election and Jeffrey Radke, the Company’s President & Chief Executive Officer, for election as Class I directors to serve three-year terms until the annual general meeting of shareholders in 2008 and until their successors have been elected and qualified. It is intended that Proxies will be voted in favor of these persons. If, for any reason, either of the nominees is not able or willing to serve as a director when the election occurs (a situation which is not presently contemplated), it is intended that the Proxies will be voted for the election of a substitute nominee in accordance with the judgment of the Proxy holder.

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE “FOR” THE ELECTION OF THE TWO NOMINEES FOR DIRECTOR NAMED ABOVE.

INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

The following are our Class I, II and III directors:

Class I Directors–Term Expiring in 2005

Franklin D. Haftl (70) has been in the insurance and reinsurance industry since 1958. He served as President and Chief Executive Officer of Unione Italiana Reinsurance Company of America, Inc. from October 1988 to March 1994. Mr. Haftl is a certified arbiter member of the ARIAS (AIDA Reinsurance and Insurance Arbitration Society) and has served and continues to serve as an umpire on numerous arbitration panels adjudicating commercial insurance and reinsurance-related disputes. Mr. Haftl has been a director of PXRE since its organization in 1999 and was elected a director of PXRE’s predecessor, PXRE Corporation (“PXRE Delaware”), in February 1997. Mr. Haftl will retire from the Board of Directors when his term expires at this Annual General Meeting.

Wendy Luscombe (53) has been a principal of WKL Associates, a company that provides U.S. real estate investment advisory services to U.K. companies, since May 1994. Ms. Luscombe has served as principal real estate advisor or CEO to the U.S. entities of Prudential UK and British Coal Pension Funds. Ms. Luscombe has been a director of Zweig Fund and Zweig Total Return Fund since February 2001 and has also been a director of Endeavor Real Estate Securities since November, 2000. Ms. Luscombe has also served as Chairman and Member of the Management Oversight Committee for the Deutsche Bank International Real Estate Opportunities Fund since December 2003. Ms. Luscombe has been a director of Acadia Realty Trust since May 2004. Ms. Luscombe is a member of the National Association of Corporate Directors and International Corporate Governance Networks. Ms. Luscombe has been a director of PXRE since its organization in 1999 and was elected a director of PXRE Delaware in November 1993.

Class II Directors–Term Expiring in 2006

Robert W. Fiondella (62) retired as Chairman of the Board of The Phoenix Companies, Inc. on March 31, 2003. Prior thereto, he served as Chairman of the Board of The Phoenix Companies, Inc. since November 2000. He also served as Chief Executive Officer of The Phoenix Companies, Inc. from November 2000 to January 2003 and Chairman and Chief Executive Officer of Phoenix Home Life Insurance Company since February 1994. Mr. Fiondella was also a director of Phoenix Charter Oak Trust Company, as well as an officer of various other Phoenix Home Life subsidiaries. Mr. Fiondella is a director of Hilb, Rogal and Hamilton, an insurance brokerage firm. Mr. Fiondella has been a director of PXRE since its organization in 1999 and was elected a director of PXRE Delaware in 1986.

Mural R. Josephson (56) retired from Kemper Insurance Companies in 2002. During his 5-year tenure at Kemper, he held key management positions, including senior vice president and chief financial officer and senior vice president of finance. Prior to joining Kemper, Mr. Josephson held several senior level positions at KPMG LLP, including 19 years as a senior audit partner. While at KPMG, he was a member of the National Insurance Practice Committee and a member of the Professional Practice Review Committee. He is currently a member of the board of directors and chairman of the audit committee of UICI, a NYSE-listed insurance holding company. He also serves on the board of directors of SeaBright Insurance Holdings, Inc. a NASDAQ traded insurance holding company, and its wholly owned subsidiary, SeaBright Insurance Company, and is the chairman of their Audit Committee. Mr. Josephson was appointed to the Board in August 2004.

Philip R. McLoughlin (58) was a director, Chairman and Chief Executive Officer of Phoenix Investment Partners, Ltd. from October 1995 to September 2002. Mr. McLoughlin was also Executive Vice President, Chief Investment Officer and a director of The Phoenix Companies, Inc. from November 2000 to July 2002. He also served in various positions, including Chief Investment Officer for Phoenix Life Insurance Company and its subsidiaries until September 2002. Mr. McLoughlin currently serves as a director of many of Phoenix’s mutual funds. Mr. McLoughlin has been a director of PXRE since its organization in 1999 and was elected a director of PXRE Delaware in 1986.

Class III Directors–Terms Expiring in 2007

Gerald L. Radke (60) has served as the Chairman of the Board of Directors since 1995. Prior to June 30, 2003, Mr. Radke also served as the Chief Executive Officer and a director of PXRE (and its predecessor PXRE Delaware) since 1986.

F. Sedgwick Browne (62) has been Vice-Chairman of the Board of Directors since 2003. He retired as counsel at Sidley Austin Brown & Wood LLP, a law firm, on September 30, 2004. Prior to becoming counsel at Sidley Austin Brown & Wood LLP on September 5, 2002, he was senior counsel at Morgan, Lewis & Bockius LLP. Prior to becoming senior counsel at Morgan Lewis & Bockius LLP, he was a partner of that firm. Mr. Browne has been a director of PXRE since 1999.

Upon issuance of the Preferred Shares on April 4, 2002, the holders of the Preferred Shares designated the following individuals as Class IV directors:

Bradley E. Cooper (38) (Series A Director) is a partner and co-founder of Capital Z. Prior to joining Capital Z in 1998, Mr. Cooper served in a similar role at Insurance Partners Advisors, L.P. (“Insurance Partners”) from 1994 to 1998. Mr. Cooper serves on the Board of Directors of CERES Group, Inc. and Universal American Financial Corp.

Susan Fleming Cabrera (35) (Series A Director) was a partner of Capital Z until December 31, 2003, when she left Capital Z to pursue academic and consulting interests. Prior to joining Capital Z in 1998, Ms. Cabrera served as Vice President of Insurance Partners from 1994 to 1998. Ms. Cabrera currently serves on the Board of Directors of CERES Group, Inc.

Craig A. Huff (40) (Series B Director) is the President and co-founder of Reservoir Capital Group, a New York-based private investment firm. Prior to co-founding Reservoir in 1997, he was a partner at Ziff Brothers Investments, a generalist investment firm managing Ziff family capital from 1993 to 1997. Previously, he served as a Nuclear Submarine Officer in the U.S. Navy. Mr. Huff currently serves on the Board of Directors of ARC Systems, Inc., Talbot Holdings Limited and Sithe Global Power.

Robert Stavis (42) (Series C Director) is a partner of Bessemer Venture Partners’ Larchmont, New York office. He primarily focuses on early-stage investments in financial services technologies and software. Prior to joining Bessemer in July 2000, he was the co-head of global arbitrage trading for Salomon Smith Barney. He served as a member of the firm’s operating committee, risk management committee, and control and compliance committee, and was involved in the transition of Salomon Brothers during mergers with Travelers and Citicorp. He currently serves on the Board of Directors of AIT Group Limited, Gerson Lehrman Group and Soleil Securities Group, Inc.

We had the following executive officers at December 31, 2004:

Jeffrey L. Radke (36) has been the Chief Executive Officer and President of PXRE since June 2003. Prior to June 2003, Mr. Radke had served as President and Chief Operating Officer of PXRE since May 2002. Mr. Radke was Executive Vice President of PXRE from November 1999 to May 2002. Mr. Radke served as President of Select Reinsurance Ltd. from 1998 to November 1999. From 1996 to 1998, he was Senior Vice President – Capital Markets Products of CAT Limited. Jeffrey Radke is Gerald Radke’s son.

Bruce J. Byrnes (37) has been the General Counsel and Secretary of PXRE Delaware and PXRE Reinsurance Company since May 2001. Prior to joining us in May 2001, Mr. Byrnes was an Associate of the law firm of Morgan, Lewis & Bockius LLP from September 1998, where he specialized in corporate and reinsurance matters. Prior to that, Mr. Byrnes was an Associate of the law firm of Baker & McKenzie, where he also specialized in corporate and reinsurance matters.

John Daly (48) has been Executive Vice President of PXRE’s international operations since February 2004. He has been with PXRE since November 2002 when he was appointed Senior Vice President. Between 1998 and 2002, Mr. Daly was the Active Underwriter for Syndicate 566 in Lloyd’s and a board director of Limit Underwriting Agency. From 1982 to 1998, Mr. Daly worked for Hartford Fire Insurance Company’s U.K. subsidiaries, and from 1992 served as president of Hartford’s European reinsurance operations.

Guy D. Hengesbaugh (46) has been Chief Operating Officer of PXRE since February 2004 and President of PXRE Reinsurance Ltd. since August of 2002. Prior to joining PXRE in August of 2002, Mr. Hengesbaugh had been President and Chief Executive Officer of LaSalle Re Holdings Limited since 1999 and, prior to that, held various positions with LaSalle Re Holdings Limited since 1993.

John M. Modin (39) has been Executive Vice President since February 2004 and Chief Financial Officer of PXRE since September 2002. Prior to joining PXRE in September 2002, Mr. Modin was the Chief Financial Officer of Enterprise Reinsurance Holdings Corporation. Prior to joining Enterprise in 1997, Mr. Modin, a certified public accountant, was a Senior Manager with KPMG in New York where he served clients in the property and casualty, life, reinsurance, financial guarantor and brokerage insurance sectors.

All of our executive officers hold office at the pleasure of the Board of Directors.

The following table sets forth certain information concerning beneficial ownership of our Shares as of the Record Date by the directors, the five executive officers named below under the heading “Executive Compensation” and all directors and executive officers as a group, as of the Record Date:

Directors and Named Executive Officers	Common Shares Beneficially Owned(1)		Percent Beneficially Owned(1)

Gerald L. Radke	[96,490]	(2)	*
F. Sedgwick Browne	[51,990]	(2)	*
Bradley E. Cooper	[4,333]	(2)	*
Robert W. Fiondella	[62,814]	(2)	*
Susan Cabrera	[8,499]	(2)	*
Franklin D. Haftl	[32,884]	(2)	*
Craig A. Huff	[166,451]	(3)	*
Mural R. Josephson	[2,500]	(2)	*
Wendy Luscombe	[34,732]	(2)	*
Philip R. McLoughlin	[55,478]	(2)	*
Robert Stavis	[15,888]	(4)	*
Jeffrey L. Radke	[269,807]	(5)	*
Bruce J. Byrnes	[121,754]	(5)	*
John Daly	[64,256]	(5)	*
Guy D. Hengesbaugh	[73,236]	(5)	*
John M. Modin	[74,703]	(5)	*
All directors and executive officers as a group(16 persons)	[1,135,815]	(6)	[5.5]%

*	Beneficially owns less than 1% of the Common Shares outstanding.

(1)	The number of Common Shares set forth opposite the names of Mr. Browne, Mr. Cooper, Ms. Cabrera, Mr. Haftl, Mr. Huff, Ms. Luscombe and Mr. Stavis does not include the 2,000 shares granted to each such director under the PXRE Director Equity and Deferred Compensation Plan (described below under the heading “The Board of Directors and Its Committees and Director Compensation”), as to which shares such directors held neither voting nor investment power as of the Record Date. Pursuant to the terms of the Director Deferred Stock Plan, on each date that dividends are paid to shareholders in respect of the Common Shares, we make dividend equivalent payments, in cash, in respect of each Common Share granted, but not yet delivered, under such plan.

(2)	Includes, with respect to each of the following individuals, options exercisable within 60 days to purchase the indicated number of Common Shares: Mr. Browne, [30,847] shares; Mr. Cooper, [3,333] shares; Ms. Cabrera, [4,999] shares; Mr. Fiondella, [51,814] shares; Mr. Haftl, [25,249] shares; Mr. Josephson, [0] shares; Ms. Luscombe, [26,582] shares; Mr. McLoughlin, [46,311] shares and Mr. G. Radke, [82,651] Common Shares. Also includes for Mr. Browne, [3,028] Common Shares owned by his wife, as to which Mr. Browne disclaims beneficial ownership.

(3)	Mr. Huff is President of Reservoir Management. According to a Schedule 13D filed with the Commission, Reservoir Management reports shared dispositive and voting power with respect to the [158,682] Common Shares and [3,612] Preferred Shares held by Reservoir Partners and Reservoir Master Fund. See Note 7 to the 5% or Greater Beneficial Ownership table above. Mr. Huff may be deemed to beneficially own such Common Shares and Preferred Shares by virtue of his position as President of Reservoir Management. Mr. Huff disclaims beneficial ownership as to all of the Reservoir shares. Also includes 1,000 Restricted Shares and options exercisable within 60 days granted to Mr. Huff to purchase [6,769] Common Shares.

(4)	Includes [6,000] Restricted Shares and options exercisable within 60 days to purchase [9,888] Common Shares. Mr. Stavis also holds [54.65] C1 Preferred Shares and [41.42] C2 Preferred Shares, which, collectively, are ultimately convertible into [71,692] Common Shares.

(5)	Includes, with respect to each of the following individuals, options exercisable within 60 days to purchase the indicated number of Common Shares: Mr. J. Radke, [206,910] shares; Mr. Byrnes, [66,004] shares; Mr. Daly, [25,000] shares; Mr. Hengesbaugh [24,966] shares, and Mr. Modin [17,285] shares.

(6)	Includes options exercisable within 60 days to purchase [628,608] Common Shares.

THE BOARD OF DIRECTORS AND ITS COMMITTEES
AND DIRECTOR COMPENSATION

The Board of Directors and its Committees

We are managed under the direction of the Board of Directors, whose overarching purpose is to maximize long-term shareholder value. In fulfilling its duties and responsibilities, the Board and its committees oversee and advise management on corporate governance matters, financial and business strategies, our capital structure and financial policies and practices, assessment of risks, and management development, compensation and succession. Our Corporate Governance Guidelines set forth the duties and responsibilities of the Board, criteria for the composition of, membership on, and performance of the Board, procedures for and required meetings of the Board and its committees, and leadership development. These Guidelines are available on our website at http://www.pxre.com and will be delivered free of charge upon request. To request a copy of our Guidelines, contact Citigate Sard Verbinnen, 650 Third Avenue, New York, NY 10017.

Board Meetings. In 2004, our Board of Directors met seven times (including regularly scheduled and special meetings). Other than Messrs. Cooper, Fiondella, Huff and Stavis, no director attended fewer than 75% of the aggregate of (i) the total number of Board meetings (held when such person was a director) and (ii) the total number of meetings held by the standing committees on which he or she served (during the periods when such person served). Mr. Cooper attended 67% of the aggregate number of meetings of the Board and the Committees in which he served during 2004. Mr. Fiondella attended 61% of the aggregate number of meetings of the Board and the committees on which he served during 2004. Mr. Huff attended 67% of the aggregate number of meetings of the Board and the committees on which he served during 2004. Mr. Stavis attended 44% of the aggregate number of meetings of the Board and the committees on which he served during 2004.

It is the policy of the Board that all directors attend the Annual General Meetings of PXRE’s shareholders and nine directors attended last year’s Annual General Meeting.

Procedures for Contacting the Board. Shareholders may communicate with the Board generally or a specific Board member at any time by writing to our Secretary at our mailing address, P.O. Box HM 1282, Hamilton HM FX, Bermuda, Attn: Secretary. The Secretary reviews all messages received, and forwards any message that reasonably appears to be a communication from a shareholder about a matter of shareholder interest that is intended for communication to the Board. Communications are promptly sent to the Board members to whom they are addressed, or if addressed to the Board generally, to the Chair of the Nominating/Corporate Governance Committee. Because other appropriate avenues of communication exist for matters that are not of shareholder interest, such as employee grievances, communications that do not relate to matters of shareholder interest are not forwarded to the Board. The Secretary has the right, but not the obligation, to forward such other communications to appropriate channels within the Company.

Board Independence. The Board of Directors has determined that each of its members, other than Gerald Radke, is “independent” as defined by the listing standards of the NYSE. The Corporate Governance Guidelines include the following categorical standards to be applied by the Board in making independence determinations:

(a)	A director will not be deemed independent until three years after the end of any of the following relationships: (i) the director is employed by PXRE (which term includes, for purposes of this section, any parent or subsidiary of PXRE); (ii) someone in the director’s immediate family, that is, a spouse, parents, children, siblings, parents-in-law, sons and daughters-in law, brothers, and sisters-in-law and anyone who shares such person’s home, is employed by PXRE as an executive officer; (iii) the director is employed by or affiliated with PXRE’s present or former independent or internal auditors; (iv) someone in the director’s immediate family is employed or affiliated with PXRE’s present or former internal or independent auditors; or (v) the director or someone in her/his immediate family is employed as an executive with another entity that concurrently has as a member of its compensation (or equivalent) committee of the board of directors any of PXRE’s executive officers.

(b)	The following commercial or charitable relationships will not be considered to be material relationships that would impair a director’s independence: (i) the director, or any of his or her immediate family members who is an executive officer of PXRE, accepts or has accepted payments (including political contributions and payments pursuant to personal services or consulting contracts), directly or indirectly, from PXRE, the Chairperson, Chief Executive Officer or other executive officer, other than for service as a member of the Board or a committee of the Board and other than pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), of less than $100,000 during any of the past three twelve-month periods; and (ii) the director is an executive officer or employee, or has an immediate family member who is an executive officer or employee, of any organization to which PXRE made or from which PXRE received payments for property or services in an annual aggregate amount that is less than 2% of such organization’s consolidated gross revenues or $1 million, whichever is greater, in any of the past three fiscal years.

(c)	For relationships not covered by the guidelines in subsection (b) above, the determination of whether the relationship is material or not, and, therefore, whether the director would be independent or not, shall be made by the directors who satisfy the independence guidelines set forth in subsections (a) and (b) above.

In establishing and applying these independence criteria, the Board of PXRE seeks to ensure independence from management. Accordingly, these criteria do not provide that, and PXRE does not view the ownership of even a significant amount of stock of PXRE, by itself, as a bar to the Board determining when a director is independent.

Audit Committee Independence. In determining Audit Committee member independence, the Board applies the independence standards of the NYSE, the categorical standards set forth in our Corporate Governance Guidelines, and the following additional categorical standards, which are set forth in our Audit Committee Charter:

(a)	No Audit Committee member or immediate family member (as such term is used in our Corporate Governance Guidelines) of such Committee member may be an “affiliated person” of PXRE or any of its subsidiaries, as that term is defined by the rules and regulations of the Commission; and

(b)	No Audit Committee member shall accept any consulting, advisory, or other fees from PXRE, except for fees for services as a director and member of the Audit Committee and any other Board committee.

Independence Determinations of the Board. The Board has determined that each of Messrs. Browne, Fiondella, Haftl, Josephson and McLoughlin and Ms. Luscombe satisfies the categorical independence standards set forth in our Corporate Governance Guidelines and are “independent” within the meaning of the applicable rules of the NYSE.

The Board has further determined that each of the directors serving on the Audit Committee (Messrs. Fiondella, Haftl, Josephson and McLoughlin and Ms. Luscombe) satisfies the categorical independence standards set forth in our Audit Committee Charter and are “independent” within the meaning of the applicable rules of the NYSE and the Commission.

Each of Messrs. Cooper, Huff and Stavis and Ms. Cabrera (the “Class IV Directors”) has been designated by persons who own varying significant amounts of our Preferred Shares. The Board has evaluated this fact and the relationship of the Class IV Directors with management, and determined that each of the Class IV Directors is independent under the categorical independence standards set forth in our Corporate Governance Guidelines and also within the meaning of the applicable rules of the NYSE.

The Board has determined that Mr. Gerald Radke is not independent from management. If elected as a Class I Director at the Annual General Meeting, Jeffrey L. Radke will not be “independent” as defined by the listing standards of the NYSE.

Executive Sessions of Non-Management Directors. In order to promote open discussion among the non-management directors, the Board schedules regular executive sessions, at least four times each year, in which those directors meet without management participation. Unless the Chairman of the Board is an independent director of the Board, the chair of each executive session will rotate amongst the chairpersons of the company’s standing committees in the following order: (1) Audit, (2) Investment, (3) Human Resources and (4) Nominating/Corporate Governance. Any interested party may contact the independent directors as a group or the presiding director by using the procedures set forth above under “Procedures for Contacting the Board.”

Board Committees. There are five standing committees of the Board of Directors: the Audit Committee, the Human Resources Committee, the Investment Committee, the Nominating/Corporate Governance Committee and the Executive Committee. The members of each of these committees are “independent” within the meaning of the applicable rules of the NYSE and the Commission, except for Mr. Gerald Radke, who is a member of the Executive Committee.

Audit Committee. The members of the Audit Committee are Messrs. McLoughlin (Chairman), Haftl, Fiondella, Josephson and Ms. Luscombe. The members of the Audit Committee are responsible for, among other things, assisting the Board of Directors in fulfilling its responsibilities in connection with our accounting and financial reporting practices and overseeing the qualifications and performance of the independent auditors. A copy of the Charter of the Audit Committee is available on our website –http://www.pxre.com. In 2004, the Audit Committee met seven times.

The Board has determined Messrs. McLoughlin, Fiondella and Josephson each qualify as an “audit committee financial expert” as that term is defined by the rules and regulations of the Commission. The Board has further determined that Mr. Haftl and Ms. Luscombe are financially literate as required within the applicable rules of the NYSE.

The Audit Committee has adopted procedures for its receipt, retention, and treatment of concerns and complaints regarding accounting, internal accounting controls, or auditing matters. The Audit Committee has overseen the creation of a telephone hotline. All submissions may be made on a confidential, anonymous basis, but the Audit Committee encourages that anyone making a submission supply his or her contact information to facilitate follow-up, clarification and assistance with investigations of the concern or complaint. We do not permit retaliation or discrimination of any kind against employees for any complaints submitted in good faith.

Human Resources Committee. The members of the Human Resources Committee are Messrs. Fiondella (Chairman), Haftl, Huff, McLoughlin and Ms. Cabrera. The Human Resources Committee performs the functions of a compensation committee, including approval of the compensation paid to the Chief Executive Officer and other executive officers and the administration of our various stock option and other compensation plans. A copy of the Charter of the Human Resources Committee is available on our website –http://www.pxre.com. In 2004, the Human Resources Committee met five times.

Nominating/Corporate Governance Committee.The members of the Nominating/Corporate Governance Committee are Messrs. Browne (Chairman), Fiondella, Josephson, Stavis and Ms. Cabrera. The Nominating/Corporate Governance Committee identifies, evaluates and recommends to the Board individuals who have credentials qualifying them to be directors of PXRE’s Board, either for appointment to the Board or to stand for election at a meeting of the shareholders, and develops and recommends to the Board corporate governance guidelines for PXRE. A copy of the Charter of the Nominating/Corporate Governance Committee is available on our website –http://www.pxre.com. The Nominating/Corporate Governance Committee met four times in 2004.

The Nominating/Corporate Governance Committee considers recommendations for director nominees from a variety of sources, including members of our Board and those of our subsidiaries, business contacts, significant shareholders, community leaders, third-party advisory services and members of management. The Nominating/Corporate Governance Committee also considers shareholder recommendations for director nominees that are properly received in accordance with our Bye-Laws and the applicable rules and regulations of the Commission.

The Board believes that all of its members should have the highest personal integrity and have a record of exceptional ability and judgment. The Board also believes that its members should ideally reflect a mix of experience and other qualifications. At a minimum, any director candidate must satisfy all applicable requirements under the Exchange Act and the listing standards of the NYSE for members of committees of boards of directors. In addition, the Nominating/Corporate Governance Committee may take into consideration a director candidate’s experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of our business, willingness and ability to devote time to board and committee duties, financial literacy, risk management skills, and, for incumbent members of the Board, his or her past performance.

The Nominating/Corporate Governance Committee will consider director candidates recommended by shareholders. Recommendations must be in writing and sent to our corporate secretary at P.O. Box 1282, Hamilton HM FX, Bermuda, Attn: Secretary, not later than sixty days prior to the first anniversary of the date on which notice of the prior year’s annual general meeting was first mailed to shareholders. The shareholder’s notice must set forth for a person proposed to be nominated, the person’s consent to being named in the Proxy Statement as a nominee and to serving as a director if elected and (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the Company which are beneficially owned by the person, (iv) any other information relating to the person that is required to be disclosed under applicable rules and regulations of the Commission, including the written consent of the person proposed to be nominated to being named in the Proxy Statement as a nominee and to serving as a director if elected. The shareholder’s notice must also set forth as to the shareholder making the nomination and the beneficial owner, if any, on whose behalf the nomination is made (i) the name and address of such shareholder, as they appear on our books, and of such beneficial owner, and (ii) the class and number of Common Shares that are owned of record by such shareholder and beneficially by such beneficial owner.

Investment Committee.The members of the Investment Committee are Ms. Luscombe (Chairwoman) and Messrs. Browne, Cooper and Stavis. The members of the Investment Committee are responsible for monitoring and approving the investment policies and the investments of PXRE and our reinsurance subsidiaries, including PXRE Reinsurance Company (“PXRE Reinsurance”) and PXRE Reinsurance Ltd. (“PXRE Bermuda”), and for overseeing investment management, which during 2004, was carried out by General Re – New England Asset Management, Inc. and by Mariner Investment Group, Inc. In 2004, the Investment Committee met five times.

Executive Committee.The members of the Executive Committee are Messrs. G. Radke, Cooper, Huff and Fiondella. The Executive Committee is vested with the authority to exercise the powers of the full Board of Directors during the intervals between its meetings. The Executive Committee did not meet in 2004.

Code of Ethics. We have adopted a Code of Business Conduct and Ethics for our directors, officers and employees. This code meets the definition of “code of ethics” under the rules and regulations of the Commission. We have posted the code on our website –http://www.pxre.com and included it as an exhibit to our annual report on Form 10-K for fiscal 2003, which we have filed with the Commission.

Report of the Audit Committee of the Board of Directors of PXRE

The Audit Committee of the PXRE Board of Directors (the “Audit Committee”) is composed of five independent directors, within the meaning of the rules of the Commission and the NYSE, and operates under a written charter adopted by the Board of Directors on February 11, 2003 and as amended on February 10, 2004. A copy of the Charter of the Audit Committee is available on our website –http://www.pxre.com. As of the date of this Report, the members of the Audit Committee are Philip R. McLoughlin (Chairman), Franklin D. Haftl, Robert W. Fiondella, Mural R. Josephson and Wendy Luscombe. The Audit Committee met seven times in 2004. The Audit Committee, subject to shareholder approval, appoints PXRE’s independent auditors and oversees their performance.

Management is responsible for PXRE’s financial reporting process, including the establishment and effectiveness of its system of internal controls, and for the preparation of consolidated financial statements in accordance with applicable laws, regulations and accounting principles generally accepted in the United States of America. PXRE’s independent auditors are responsible for performing an independent audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles and auditing management’s assessment of the effectiveness of internal control over financial reporting. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate. Our responsibility is to assist the Board of Directors in the monitoring and oversight of these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on PXRE’s financial statements. Furthermore, our considerations and discussions with management and the independent auditors do not assure that PXRE’s financial statements are presented in accordance with generally accepted accounting principles in the United States of America, that the audit of PXRE’s financial statements has been carried out in accordance with generally accepted auditing standards or that PXRE’s independent auditors are in fact “independent.”

In performing our oversight role, we have reviewed and discussed PXRE’s consolidated financial statements with management and the independent auditors. We discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as modified or supplemented. PXRE’s independent auditors also provided us with the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and we discussed with the independent auditors that firm’s independence including a review of audit and non-audit fees.

During fiscal year 2004, the Audit Committee performed all of its duties and responsibilities under the Audit Committee Charter. Based upon our discussions with management and the independent auditors and our review of the representations of management and the report of the independent auditors to the Committee, we recommended to the Board of Directors that the PXRE’s audited consolidated financial statements be included in the PXRE’s Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

Dated: February 24, 2005

AUDIT COMMITTEE

Philip R. McLoughlin (Chairman)
Robert W. Fiondella
Franklin D. Haftl
Mural R. Josephson
Wendy Luscombe

Compensation of Directors

Cash Compensation. In 2004, each non-employee director received an annual retainer of $35,000. The Audit Committee Chairperson received an additional retainer of $12,000. All other Committee Chairpersons and the Vice Chairman of the Board received additional retainers of $6,000. In addition, the directors receive Board meeting fees of $2,000 per day that the director attends meetings. During the 2004 fiscal year, we paid a total of $594,250 in directors’ fees. See “Other Compensation” below.

Other Compensation. Under the PXRE Director Equity and Deferred Compensation Plan (the “Director Compensation Plan”), non-employee directors may elect to defer receipt of the annual retainer and fees for services as a member of the Board of Directors and such directors are allowed to elect, prior to the subject year, to receive all or a portion of the annual retainer amount and the fee-for-services amount in our Common Shares or options to purchase our Common Shares. Deferred amounts are credited with earnings (losses) mirroring the fund or funds provided in our 401(k) Savings and Investments Plan that are designated by the director. The number of shares that may be awarded to a director upon such director’s election to receive Common Shares is the number of whole shares equal to (i) the amount elected to be deferred divided by (ii) the fair market value per Common Share, as determined pursuant to the Director Compensation Plan.

The number of whole Common Shares subject to an option grant under the Director Compensation Plan is determined by dividing the amount elected by the “option value”, as determined pursuant to the Director Compensation Plan. The exercise price per share under each option is equal to the fair market value per share, as determined pursuant to the Director Compensation Plan. Options granted under the Director Compensation Plan are immediately exercisable and may be exercised until the tenth anniversary of the date of grant. In the event a director terminates service on the Board, such person’s options are exercisable for three years after the date of termination of service, but not beyond the original expiration date. In the event of death of a director after terminating service on the Board of Directors, any outstanding options expire on the later of the date the director could have exercised the option at the time the director terminated service or one year from the date of death, provided that in no event may an option be exercised beyond its original expiration date.

During the 2004 fiscal year, no Common Shares were awarded pursuant to the Director Compensation Plan and options for 1,065 Common Shares with an exercise price of $22.487, were granted pursuant to the Director Compensation Plan to the directors who elected to receive options to purchase Common Shares.

The Director Compensation Plan is administered by the Board of Directors. The Board of Directors has full power and authority to construe and interpret the Director Compensation Plan and adopt and amend such rules and regulations for the administration of the Director Compensation Plan as it deems desirable. The Board of Directors may amend the Director Compensation Plan as it deems advisable, provided that shareholder approval is required for any amendment to the Director Compensation Plan that (i) materially increases the benefit accruing to participants under the Director Compensation Plan, (ii) increases the number of securities that may be issued under the Director Compensation Plan or (iii) materially modifies the requirements for participants in the Director Compensation Plan. Additionally, no amendment may materially and adversely affect any right of a director with respect to any option previously granted without such director’s written consent. The Board of Directors may terminate the Director Compensation Plan at any time. If not earlier terminated by the Board of Directors, the Director Compensation Plan will terminate immediately following the annual general meeting of shareholders in 2007.

Under the PXRE Director Stock Plan, as amended (the “Director Stock Plan”), each non-employee director is automatically granted, on the date of each annual general meeting, an option exercisable (subject to a three-year vesting period) for the purchase of 5,000 Common Shares at a price per share equal to the market value at the date of grant. The option vests ratably over a period of three years from the date of grant (other than in the case of a “change of control” (as defined in the Director Stock Plan), the Common Shares of PXRE ceasing to be publicly traded or the death, disability or retirement of the director, which will result in a lapse of the restriction). In addition, upon the termination of service on the Board of Directors by a non-employee director as a result of disability (as determined by the Board of Directors) or retirement (as defined under the Director Stock Plan), which termination occurs six months following the prior annual general meeting of shareholders, the director will receive a fully vested option exercisable for the purchase of 5,000 Common Shares on the last day of service as a director at a price per share equal to the fair market value at the date of grant. In the event a director terminates service on the Board of Directors by reason of death, retirement or disability, the total number of option shares will become immediately exercisable and will continue to be exercisable for three years (but not beyond its original expiration date). In the event a director terminates service on the Board of Directors other than by reason of death, disability or retirement, such person’s options (to the extent vested and exercisable upon such termination) will be exercisable for three months after the date of termination of service, but not beyond the original expiration date. In the event of death of a director after terminating service on the Board of Directors, any outstanding options will expire on the later of the date the director could have exercised the option at the time the director terminated service or one year from the date of death, provided that in no event may an option be exercised beyond its original expiration date. No option may be re-priced after the date of grant (other than in connection with an adjustment in our Common Shares, as provided in the Director Stock Plan).

Additionally, commencing in 2004, under the Director Stock Plan each non-employee director is automatically granted, on the date of each annual general meeting of shareholders, 2,500 Common Shares subject to certain restrictions. The restrictions on the restricted shares lapse ratably over a period of three years from the date of grant (other than in the case of a “change of control” (as defined in the Director Stock Plan), the Common Shares of PXRE ceasing to be publicly traded or the death, disability or retirement of the director, which will result in a lapse of the restriction). In addition, upon the termination of service on the Board of Directors by a non-employee director as a result of disability or retirement that occurs at least six months following the prior annual general meeting of shareholders, the director will receive 1,000 fully vested Common Shares on the director’s last day of service.

As of the Record Date, options for a total of [254,667] Common Shares had been granted, net of cancellations and exercises, pursuant to the Director Stock Plan, of which a total of [159,622] Common Shares are currently exercisable. As of the Record Date, [86,999] restricted Common Shares had been granted, net of cancellations, pursuant to the Director Stock Plan, [31,490] of which are currently vested. Directors who are granted restricted Common Shares under the Director Stock Plan are entitled to receive dividends on and to vote such Common Shares during the restricted period.

The Director Stock Plan is administered by the Board of Directors, which is authorized to interpret the Director Stock Plan, but has no authority with respect to the selection of directors to receive options, the number of Common Shares subject to the Director Stock Plan or to each grant thereunder, or the option price for Common Shares subject to options. The Board of Directors may amend the Director Stock Plan as it deems advisable, but may not, without further approval of the shareholders, increase the maximum number of Common Shares under the Director Stock Plan or options or restricted Common Shares to be granted thereunder, change the option price or price of the restricted Common Shares provided in the Director Stock Plan, extend the period during which options or restricted Common Shares may be granted or exercised, or change the class of persons eligible to receive options or restricted Common Shares.

Under the PXRE Non-Employee Director Deferred Stock Plan (the “Director Plan”), our eligible non-employee directors upon becoming directors are each granted the right to receive 2,000 Common Shares (subject to anti-dilution adjustments) at certain specified times following their respective terminations as directors. Effective as of January 1, 2003, the Director Plan was terminated; however, the terms of the Director Plan will continue to apply to those awards that have previously been granted to the non-employee directors but pursuant to which Common Shares have not yet been delivered. As of the Record Date, our eligible non-employee directors as a group have the right to receive a total of [14,000] Common Shares pursuant to the terms of the Director Plan.

On each date that dividends are paid to holders of our Common Shares, each director who was granted the right to receive Common Shares under the Director Plan is paid an amount in cash equal to the product of (i) the dividend per Common Shares for the applicable dividend payment date and (ii) the number of Common Shares that have been granted to the director, but that have not yet been delivered.

The Director Plan is administered by the Board of Directors, which may amend or terminate the Director Plan at any time. However, no such amendment or termination may reduce the number of Common Shares granted to the directors prior to such amendment or termination. As discussed above, effective January 1, 2003, the Board of Directors terminated the Director Plan.

Stock Ownership Guidelines

We have implemented stock ownership guidelines in order to better align the long-term interests of the members of our Board of Directors with our interests. The guidelines, which may be achieved over a five-year period from the time the director becomes subject to these guidelines, would result in each member of the Board of Directors owning Common Shares or options to purchase Common Shares with a value equal to three times the annual retainer amount. This policy is not applicable to the Class IV Directors.

     PROPOSAL 2:

     REAPPOINTMENT OF INDEPENDENT AUDITORS

Independent Auditors

The Audit Committee of the Board of Directors is recommending that the firm of KPMG be appointed as our independent auditors for the fiscal year ending December 31, 2005. This recommendation is being presented to the shareholders for their approval at the Annual General Meeting. KPMG has audited our financial statements since June 2001. A representative of KPMG is expected to attend the annual general meeting, with the opportunity to make a statement if he or she so desires and to respond to questions. Shareholders at the annual general meeting will also be asked to vote to refer the determination of the auditors’ remuneration to the Audit Committee of the Board of Directors.

Fees Paid to Independent Auditors

The following table sets forth the aggregate fees billed to the Company and its subsidiaries by KPMG, our independent auditors, for each of the fiscal years ended December 31, 2004 and 2003:

Category	December 31, 2004	December 31, 2003

Audit Fees(1)	$1,411,928	$905,000
Audit-Related Fees(2)	0	0
Tax Fees(3)	$16,963	$33,225
All Other Fees(4)	$1,900	$1,900
Total	$1,430,791	$940,125

(1)	The aggregate audit fees billed by KPMG were for professional services rendered for the audit of our annual financial statements and review of the financial statements included in our Forms 10-Q, including services related thereto such as fees for statutory audits required by insurance regulatory authorities, comfort letters, consents, assistance with and review of documents filed with the Commission, work done by tax professionals in connection with the audit or quarterly review, and accounting consultations billed as audit services, as well as other accounting and financial reporting consultation and research work necessary to comply with generally accepted auditing standards.

(2)	There were no Audit-Related fees billed in 2004 or 2003.

(3)	Services comprising Tax Fees relate to tax compliance and expatriate tax services (including tax advice and tax planning).

(4)	Services comprising All Other Fees relate to the purchase of online accounting research software.

Pre-approval Policies and Procedures. The Audit Committee has adopted policies and procedures to pre-approve all audit and permitted non-audit services performed by our independent auditor. These policies and procedures are set forth in our Audit Committee Charter.

Applicable Commission rules and regulations permit waiver of the pre-approval requirements for services other than audit, review or attest services if certain conditions are met. Out of the services characterized above as Audit-Related, Tax and All Other, none were billed pursuant to these provisions in fiscal 2004 and 2003 without pre-approval.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF KPMG AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005 AND THE REFERRAL TO THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF THE DETERMINATION OF THE AUDITORS’ REMUNERATION.

EXECUTIVE COMPENSATION

The following tables and narrative text describe the compensation paid in 2004 and the two prior fiscal years to each person who was the Chief Executive Officer during 2004 and our four other most highly compensated executive officers. Also described below is certain future compensation such individuals may be eligible to receive upon retirement or following certain terminations of employment or certain changes of control.

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long-Term Compensation

Name and Principal Position	Year	Salary	Bonus($)	Other Annual Compensation($)	Restricted Stock Awards($)	Securities Underlying Stock Options(#)(1)	All Other Compensation($)

Jeffrey L. Radke (2)	2004	$530,769	$328,555	$92,770	$158,344	0	$79,607
President and	2003	430,024	538,294	92,770	315,100	107,979	20,885
Chief Executive Officer	2002	401,025	363,675	92,770	114,075	80,000	19,500

Bruce J. Byrnes (3)	2004	$367,393	$143,257	—	$462,012	0	$35,015
General Counsel and Secretary	2003	340,471	341,206	—	248,658	23,508	23,700
PXRE Corporation	2002	336,663	348,075	—	81,675	35,000	15,450

John Daly (4)	2004	$333,077	$85,556	$115,000	$420,000	0	$55,853
Executive Vice President	2003	311,351	216,519	82,500	75,118	0	40,174
PXRE International Operations	2002	74,231	26,240	—	13,228	50,000	12,402

Guy D. Hengesbaugh (5)	2004	$392,659	$175,189	$120,000	$489,991	0	$30,119
Chief Operating Officer and	2003	363,462	259,405	120,000	263,715	24,933	18,173
President of PXRE Reinsurance Ltd.	2002	94,231	84,158	50,000	36,067	25,000	2,019

John M. Modin (6)	2004	$369,401	$107,140	$81,600	$1,294,645	0	$34,522
Executive Vice President	2003	324,549	243,463	—	182,367	14,571	10,835
and Chief Financial Officer	2002	95,539	52,605	—	26,529	20,000	2,400

(1)	Consists of non-qualified options granted in respect of our Common Shares pursuant to the 2002 and 1992 Officer Incentive Plans.

(2)	With respect to Mr. Radke:

a.	“Bonus Amounts” consist of cash bonus awards in 2005 in respect of fiscal year 2004 pursuant to PXRE’s 2004 Incentive Bonus Compensation Plan (the “Bonus Plan”) of $218,511. In respect of years 2003 and 2002, the Bonus Amounts consists of cash bonus awards pursuant to the Restated Employee Annual Incentive Bonus Plan (the “Terminated Bonus Plan”) of $330,750 and $266,176, respectively. In addition for 2004 and 2003, the Bonus Amounts also include one third of the bonus earned pursuant to the Terminated Bonus Plan in excess of 150% of target in years 2003 and 2002 of $110,044 and $110,044, respectively. The third and final installment of $110,044 will be made in 2006. In addition, for 2003 and 2002, the Bonus Amounts also includes a retention bonus paid pursuant to a retention agreement of $97,500 and $97,500, respectively.

b.	“Other Annual Compensation” consists of amounts paid to provide Bermuda housing.

c.	“Restricted Share Awards” include awards made pursuant to the Terminated Bonus Plan for 2003 and 2002 of 6,067 and 5,540 restricted Common Shares, respectively. Such restricted Common Shares will vest and become 100% non-forfeitable in one installment on February 11, 2007 and February 12, 2006, respectively. Restricted Share Awards also include awards for 2004 and 2003 under the 2002 Officer Incentive Plan of 5,631 and 8,299 restricted Common Shares, respectively. Pursuant to the 2002 Officer Incentive Plan, such restricted Common Shares will vest in four equal annual installments, with the final installment on February 11, 2008. The aggregate holdings and market value of restricted Common Shares held by Mr. Radke on December 31, 2004 was 25,963 restricted Common Shares with a market value of $654,527.

d.	“All Other Compensation” consists of $25,556, $20,885 and $19,500 that we contributed in 2004, 2003 and 2002 to the 401(k) Plan and the related defined contribution portion of the Supplemental Executive Retirement Plan, $15,750 contributed to the 401(k) plan for 2004 representing a 3% profit sharing contribution and $38,100 paid for the purchase of a car in 2004.

(3)	With respect to Mr. Byrnes:

a.	“Bonus Amounts” consist of cash bonus awards in 2005 in respect of fiscal year 2004 pursuant to the Bonus Plan of $75,126. In respect of years 2003 and 2002, the Bonus Amounts consists of cash bonus awards pursuant to the Terminated Bonus Plan of $190,575 and $190,575, respectively. In addition for 2004 and 2003, it also includes one third of the bonus earned pursuant to the Terminated Bonus Plan in excess of 150% of target in years 2003 and 2002 of $68,131 and $68,131 respectively. The third and final installment of $68,131 will be made in 2006. In addition, for 2003 and 2002, the Bonus Amounts also includes a retention bonus paid pursuant to a retention agreement of $82,500 and $82,500 respectively. In addition, in 2002, Mr. Byrnes received an additional bonus paid outside the Terminated Bonus Plan of $75,000.

b.	“Restricted Share Awards” include awards made pursuant to the Terminated Bonus Plan for 2003 and 2002 of 3,496 and 3,966 restricted Common Shares respectively. Such restricted Common Shares will vest and become 100% non-forfeitable in one installment on February 11, 2007 and February 12, 2006, respectively. Also includes awards for 2004 and 2003 under the 2002 Officer Incentive Plan of 16,430, and 7,022 restricted Common Shares. Pursuant to the 2002 Officer Incentive Plan, such restricted Common Shares will vest in four equal annual installments, with the final installment on February 11, 2008. The aggregate holdings and market value of restricted Common Shares held by Mr. Byrnes on December 31, 2004 was 29,159 restricted Common Shares with a market value of $735,098.

c.	“All Other Compensation” consists of $17,315, $16,500 and $15,400 that we contributed in 2004, 2003 and 2002 to the 401(k) Plan and the related defined contribution portion of the Supplemental Executive Retirement Plan, $10,500 contributed to the 401(k) plan for 2004 representing a 3% profit sharing contribution and $7,200 paid by PXRE during each of 2004, 2003 and 2002, respectively, in respect to a car allowance.

(4)	With respect to Mr. Daly:

a.	“Bonus Amounts” consist of cash bonus awards in 2005 in respect of fiscal year 2004 pursuant to the Bonus Plan of $42,287. In respect of years 2003 and 2002, the Bonus Amounts consists of cash bonus awards pursuant to the Terminated Bonus Plan of $173,250 and $26,240, respectively. In addition for 2004 and 2003, the Bonus Amounts also includes one third of the bonus earned pursuant to the Terminated Bonus Plan in excess of 150% of target in years 2003 and 2002 of $43,269 and $43,269, respectively. The third and final installment of $43,269 will be made in 2006.

b.	“Other Annual Compensation” consists of amounts paid to provide Bermuda housing.

c.	“Restricted Share Awards” include awards made pursuant to the Terminated Bonus Plan for 2003 and 2002 of 3,178 and 546 restricted Common Shares respectively. Such restricted Common Shares will vest and become 100% non-forfeitable in one installment on February 11, 2007 and February 12, 2006, respectively. Restricted Share Awards also include awards for 2004 under the 2002 Officer Incentive Plan of 14,936 restricted Common Shares. Pursuant to the 2002 Officer Incentive Plan, such restricted Common Shares will vest in four equal annual installments, with the final installment on February 11, 2008. The aggregate holdings and market value of restricted Common Shares held by Mr. Daly on December 31, 2004 was 18,660 restricted Common Shares with a market value of $470,419.

d.	“All Other Compensation” consists of $16,422 and $13,269 that we contributed in 2004 and 2003 to the Bermuda Pension Scheme, $9,600 contributed to the Bermuda Pension Scheme in 2004 representing a 3% profit sharing contribution. In addition, includes of $29,831, $6,905 and $12,402 paid in 2004, 2003 and 2002 under the relocation policy in respect to family leave and $20,000 paid for the purchase of a car in 2003. Mr. Daly joined PXRE in November of 2002.

(5)	With respect to Mr. Hengesbaugh:

a.	“Bonus Amounts” consist of cash bonus awards in 2005 in respect of fiscal year 2004 pursuant to the Bonus Plan of $117,909. In respect of years 2003 and 2002, the Bonus Amounts consist of cash bonus awards pursuant to the Terminated Bonus Plan of $202,125 and $84,158, respectively. In addition for 2004 and 2003, the Bonus Amounts also includes one third of the bonus earned pursuant to the Terminated Bonus Plan in excess of 150% of target in years 2003 and 2002 of $57,280 and $57,280, respectively. The third and final installment of $57,280 will be made in 2006.

b.	“Other Annual Compensation” consists of amounts paid to provide Bermuda housing.

c.	“Restricted Share Awards” include awards made pursuant to the Terminated Bonus Plan for 2003 and 2002 of 3,708 and 1,751 restricted Common Shares, respectively. Such restricted Common Shares will vest and become 100% non-forfeitable in one installment on February 11, 2007 and February 12, 2006, respectively. Restricted Share Awards also includes awards for 2004 and 2003 under the 2002 Officer Incentive Plan of 17,425 and 7,447 restricted Common Shares. Pursuant to the 2002 Officer Incentive Plan, such restricted Common Shares will vest in four equal annual installments, with the final installment on February 11, 2008. The aggregate holdings and market value of restricted Common Shares held by Mr. Hengesbaugh on December 31, 2004 was 28,470 restricted Common Shares with a market value of $717,729.

d.	“All Other Compensation” consists of $19,019, $18,173 and $2,019 that we contributed in 2004, 2003 and 2002 to the Bermuda Pension Scheme, and $11,100 contributed to the Bermuda Pension Scheme for 2004 representing a 3% profit sharing contribution. Mr. Hengesbaugh joined PXRE in August 2002.

(6)	With Respect to Mr. Modin:

a.	“Bonus Amounts” consist of cash bonuses awarded in 2005 in respect of fiscal year 2004 pursuant to the Bonus Plan of $45,590. In respect of years 2003 and 2002 the Bonus Amounts consists of cash bonus awards pursuant to the Terminated Bonus Plan of $181,913 and $52,605, respectively. In addition for 2004 and 2003, the Bonus Amounts also includes one third of the bonus earned pursuant to the Terminated Bonus Plan in excess of 150% of target in years 2003 and 2002 of $61,550 and $61,550 respectively. The third and final installment of $61,550 will be made in 2006.

b.	“Other Annual Compensation” consists of amounts paid to provide Bermuda housing.

c.	“Restricted Share Awards” include awards made pursuant to the Terminated Bonus Plan for 2003 and 2002 of 3,337 and 1,095 restricted Common Shares respectively. Such restricted Common Shares will vest and become 100% non-forfeitable in one installment on February 11, 2007 and February 12, 2006, respectively. Restricted Share Awards also includes awards for 2004 and 2003 under the 2002 Officer Incentive Plan of 46,040 and 4,352 restricted Common Shares. Pursuant to the 2002 Officer Incentive Plan, such restricted Common Shares vest in four equal installments, with the final installment on February 11, 2008. The aggregate holdings and market value of restricted Common Shares held by Mr. Modin on December 31, 2004 was 53,736 restricted Common Shares with a market value of $1,354,685.

d.	“All Other Compensation” consists of $16,972 and $3,635 that we contributed in 2004 and 2003 to the 401(k) Plan and the related defined contribution portion of the Supplemental Executive Retirement Plan, $10,350 contributed to the 401(k) Plan for 2004 representing a 3% profit sharing contribution and $7,200, $7,200 and $2,400 paid by PXRE during 2004, 2003 and 2002, respectively, with respect to a car allowance. Mr. Modin joined PXRE in September of 2002.

OPTION GRANTS IN LAST FISCAL YEAR

No stock options were granted to executive officers in 2004.

AGGREGATED STOCK OPTION EXERCISES IN THE LAST FISCAL YEAR
AND STOCK OPTION VALUES AT DECEMBER 31, 2004

Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Stock Options at 12/31/04 (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Stock Options at 12/31/04 ($)(1) Exercisable/Unexercisable

Jeffrey L. Radke (2)	0	$0	164,445/163,534	1,494,256/947,523
Bruce J. Byrnes (3)	0	$0	53,377/45,131	422,004/253,612
John Daly (4)	0	$0	25,000/25,000	133,250/133,250
Guy Hengesbaugh (5)	0	$0	18,733/31,200	71,163/88,991
John Modin (6)	0	$0	13,642/20,929	15,608/26,028

(1)	Represents the difference between the closing price of our Common Shares as reported on the NYSE on December 31, 2004, which was $25.21 and the exercise prices of the options.
(2)	For Mr. J. Radke, consists of options for 327,929 Common Shares granted in 2000 through 2003 pursuant to our 1992 Officer Incentive Plan and 2002 Officer Incentive Plan at exercise prices ranging from $12.50 to $23.78 per share, 164,445 of which options were exercisable at December 31, 2004.
(3)	For Mr. Byrnes, consists of options for 98,508 Common Shares granted in 2001 through 2003 pursuant to our 1992 Officer Incentive Plan and 2002 Officer Incentive Plan at exercise prices ranging from $15.95 to $23.78 per share, 53,377 of which options were exercisable at December 31, 2004.
(4)	For Mr. Daly, consists of options for 50,000 Common Shares granted in 2002 pursuant to the 2002 Officer Incentive Plan at a price of $19.88 per share, 25,000 of which were exercisable at December 31, 2004.
(5)	For Mr. Hengesbaugh, consists of options for 49,933 Common Shares granted in 2002 and 2003 pursuant to the 2002 Officer Incentive Plan ranging from $20.23 to $23.78 per share, 18,733 of which options were exercisable at December 31, 2004.
(6)	For Mr. Modin, consists of options for 34,571 Common Shares granted in 2002 and 2003 pursuant to the 2002 Officer Incentive Plan ranging from $23.78 to $24.17 per share, 13,642 of which options were exercisable at December 31, 2004.

Pension Plan

The PXRE Reinsurance Company Retirement Plan and the Supplemental Executive Retirement Plan were frozen effective April 1, 2004 (the “Freeze Date”). No employee will become eligible to participate in the plans after that date and benefits will not be increased as a result of service credited or compensation earned after the Freeze Date. Employees who are employed by PXRE Reinsurance Company or an affiliate after the Freeze Date will continue to be credited with years of service for vesting purposes, eligibility for early retirement, disability retirement and pre-retirement death benefits under the plans. As of December 31, 2004, Mr. Radke was vested in his accrued pension benefits, but Messrs. Byrnes, Daly, Hengesbaugh and Modin had not yet satisfied the service requirement for vesting in the plans. The total annual accrued benefits under the PXRE Reinsurance Company Retirement Plan and the Supplemental Executive Retirement Plan as a life annuity upon retirement at age 65 as of the Freeze Date is as follows: Mr. Radke: $59,460; Mr. Byrnes; $37,140; Mr. Daly: $15,852; Mr. Hengesbaugh: $22,128; and Mr. Modin: $18,384.

Stock Performance Graph

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL
RETURN AMONG PXRE, S&P 500 AND
DOW JONES PROPERTY AND CASUALTY INDEX

	1999	2000	2001	2002	2003	2004
PXRE GROUP LTD	100	132	140	197	191	207
S & P 500 INDEX	100	91	80	62	80	89
DOW JONES PROPERTY & CASUALTY INDEX	100	163	157	146	181	200

The total return assumes that dividends were reinvested quarterly and is based on a $100 investment on December 31, 1999. For each subsequent year, our total return and the total return for each index is stated as of December 31of such year.

Report of the Human Resources Committee of the Board of Directors of PXRE

The Human Resources Committee performs the functions of a compensation committee. We have implemented compensation policies, plans and programs that seek to increase our profitability, and thus shareholder value, by closely aligning closely the financial interests of our executive officers with those of our shareholders. Emphasis is placed on our achievements as an integrated unit.

The Human Resources Committee has established an executive compensation program to achieve the following goals:

(a)	To attract and retain key executives critical to our long-term success;

(b)	To promote the enhancement of shareholder value;

(c)	To reward executives for long-term strategic management; and

(d)	To support a performance-oriented environment resulting in above-average total compensation for above-average Company results.

Compensation Mix

Our executive compensation program consists of three components (base salary, annual incentives and long-term incentives) designed to promote the above-stated goals.

Base Salary. Base salary is targeted at the competitive median for our competitors in the reinsurance industry. For the purpose of establishing base salary levels, we, from time to time, compare the levels of executive base salary paid by us to those levels paid to the executives of other public and private reinsurance companies in the United States and Bermuda.

The Human Resource Committee reviews executive salaries in the first quarter of each year. Our Chief Executive Officer submits an annual salary plan to the Human Resources Committee and the Human Resources Committee reviews the plan and determines any appropriate modifications. Any increases in an individual executive’s salary from year to year are based on (i) increases in an individual’s responsibilities and contributions to the company, and (ii) increases in median competitive pay levels. Based upon these factors, the Committee determined that it was appropriate to increase executive base salaries by an average of 2.9% in 2004.

Annual Incentives. PXRE Group Ltd. 2004 Incentive Bonus Compensation Plan (the “Bonus Plan”), adopted in 2004, is intended to reflect our belief that executive compensation should be based on the achievement of corporate performance goals. The Human Resources Committee believes that return on equity is the critical measure of corporate performance, but the Human Resources Committee also believes that it is important in evaluating management’s performance to have the flexibility to set performance targets related to other measures such as net revenues, earnings per share, pre-tax or after-tax net income, pre-tax operating income, book value per share, market price per share, earnings available to common shareholders, operating expenses, reinsurance operating ratios or other strategic business criteria. The Human Resources Committee also established target bonuses based on a percentage of base salary (80% for the Chief Executive Officer, 65% for the Chief Operating Officer and 55% for Executive Vice Presidents). Executive officers had the opportunity to earn 0 to 240% of their target bonus based on the achievement of the designated corporate performance goals. 30% of the bonus award payable in excess of 100% of target is payable in restricted shares. The maximum cash and restricted stock bonus awards that a participant who was a “covered employee” at the end of the year for purposes of Section 162(m) of the Internal Revenue Code (the “Code”) may receive was $1 million.

The Human Resources Committee established performance goals for the 2004 fiscal year relating to return on equity, catastrophe and risk excess loss ratios, expense ratios and adverse development. The bonuses payable with respect to 2004 were determined by comparing actual corporate performance relative to the pre-established performance goals.

Prior to 2004, annual bonuses were payable pursuant to the Restated Employee Annual Incentive Bonus Plan (the “Terminated Bonus Plan”), which was terminated in February 2004. Under the Terminated Bonus Plan, the bonus percentage in excess of 150% of the target bonus was deferred into a future bonus pool that is payable in any subsequent year or years in which the full target bonus was not achieved. In each of 2002 and 2003, the bonus percentage under the Terminated Bonus Plan exceeded 150% and the portion of the bonus in excess of 150% of the target bonus was deferred in accordance with the terms of such plan. Upon termination of the Terminated Bonus Plan, the Human Resources Committee determined to pay out such deferred amounts in three equal annual installments to officers and in a single lump sum for non-officers in each case subject to their continued employment with the Company commencing in March, 2004.

Long-Term Incentives. At the 2003 annual general meeting of our shareholders, the 2002 Officer Incentive Plan was approved to replace the 1992 Officer Incentive Plan which expired in 2002. The 1992 Officer Incentive Plan and the 2002 Officer Incentive Plan are substantially similar in all material respects. The 2002 Officer Incentive Plan provides the Human Resources Committee with the flexibility to grant long-term incentives in two forms: stock options and restricted stock.

Each year, the Human Resources Committee determines whether it is appropriate to grant stock option and/or restricted stock awards to eligible executive officers. Grants for each officer are determined based on industry norms, with the Human Resources Committee having the flexibility to adjust individual awards. Awards are considered in conjunction with the annual salary plan and the overall goals of our executive compensation program. The Human Resources Committee believes that its past long-term incentive awards have focused, and its future awards will continue to focus, management’s attention on building shareholder value. In February 2004, the Human Resources Committee determined that it would move towards restricted stock awards and cease issuing stock options.

The Human Resources Committee granted 208,198 Restricted Shares in February 2004 to the Company’s officers pursuant to the 2002 Officer Incentive Plan. Such grants were made pursuant to the Human Resources Committee’s evaluation of each grantee’s base salary and position with the Company, the fair market value of the Common Shares on the date of grant and competitive compensation levels within the industry.

Equity Ownership. The Board of Directors believes that it is in the best interest of PXRE and its shareholders to align the financial interests of our senior officers with those of our shareholders. In the past, PXRE has sought to promote this alignment of interests through equity-based compensation plans. In order to further this policy and clarify its intent for senior officers, the Board of Directors believed that it was appropriate to adopt formal guidelines concerning the amount of shares that PXRE expects its senior officers to hold over the long term. Accordingly, on February 10, 2004, the Board established the following Equity Ownership Guidelines for the amount of stock that executives (as a multiple of base salary) should hold:

Title	Multiple	Time to Attain	Minimum No. of Shares

Chief Executive Officer	3X	3 years	40,000
Executive Vice President	2X	3 years	25,000
Senior Vice Presidents	1.5X	3 years	10,000

A copy of the Equity Ownership Guidelines is available on our website –http://www.pxre.com.

Chief Executive Compensation

The Human Resources Committee annually reviews and approves corporate goals and objectives relevant to Chief Executive Officer compensation and evaluates the Chief Executive Officer’s performance in light of those goals and objectives and establishes the individual elements of the Chief Executive Officer’s total compensation based on this evaluation. The Human Resources Committee also considers relevant peer group data for U.S. and Bermuda insurance and reinsurance companies. In determining the long-term incentive component of the Chief Executive Officer compensation, the Human Resources Committee considers PXRE’s performance and shareholder returns relative to comparable companies, the value of similar incentive awards to chief executive officers at comparable companies and the awards given to the Chief Executive Officer in past years.

The Human Resources Committee determined the Chief Executive Officer’s compensation for 2004 based upon a number of factors and criteria. The Chief Executive Officer’s base salary was increased by 16.7% during 2004, based upon a review of similar companies adjusted for size and capitalization, and upon review of the Chief Executive Officer’s performance in connection with the achievement of long-term strategic goals and the management of the Company.

The Chief Executive Officer was paid a bonus of $218,511under the Bonus Plan with respect to 2004, representing 52% of his target bonus, based on the Company’s actual performance as measured against performance goals established for the 2004 fiscal year relating to return on equity, catastrophe and risk excess loss ratio, expense ratios and adverse development and his individual achievements. As a result of the termination of the Terminated Bonus Plan, the Chief Executive Officer was also paid $110,044, representing one-third of the bonus amounts deferred with respect to the 2002 and 2003 bonuses under such Plan.

In February 2004, the Chief Executive Officer received a restricted share grant of 5,631 Common Shares under the 2002 Officer Incentive Plan. As discussed above, such grant was determined pursuant to the Human Resources Committee’s evaluation of his base salary and position, the fair market value of the Common Shares on the date of grant and competitive CEO compensation levels within the industry.

The Code has set certain limitations on the deductibility of compensation paid to a public company’s five most highly compensated executive officers. Provided that other compensation objectives are met, it is the Committee’s intention that executive compensation be deductible for federal income tax purposes to the extent that such executive’s compensation is paid by one of our U.S. subsidiaries.

Human Resources Committee:

Robert W. Fiondella (Chairman)
Susan Cabrera
Franklin D. Haftl
Craig A. Huff
Philip R. McLoughlin

February 23, 2005

Compensation Committee Interlocks and Insider Participation

None.

Employment Agreements; Termination and Change of Control Arrangements

Employment Agreement – Jeffrey Radke: In connection with Jeffrey Radke’s appointment as our Chief Executive Officer, effective July 1, 2003, we entered into a two-year employment agreement, dated June 30, 2003 (the “Employment Agreement”). Pursuant to the Employment Agreement, Jeffrey Radke will receive an annual base salary equal to $525,000 for his services as our President and Chief Executive Officer. In addition, Jeffrey Radke’s annual bonus target is equal to 80% of salary and his long-term incentive multiplier for purposes of awards under the 2002 Officer Incentive Plan is equal to 2.3 times base salary. Jeffrey Radke also receives a housing and car allowance.

Pursuant to the Employment Agreement, on July 1, 2003, Jeffrey Radke received an option to purchase 80,197 Common Shares which will vest pursuant to the following schedule: 10% of the Common Shares on February 1, 2005, 20% of the Common Shares on each of February 1, 2006, 2007, 2008 and 2009, and the remaining 10% of the Common Shares on February 1, 2010. This option grant is in lieu of any other grants of options in 2004 and 2005.

In the event that we terminate Jeffrey Radke’s employment without “cause” (as defined in the Employment Agreement) or he terminates the Employment Agreement for “good reason” (as described below), subject to his continued compliance with the confidentiality, non-compete and non-solicitation provisions of the Employment Agreement, and conditioned on the execution of a release of claims against us, he will be entitled to receive a severance payment equal to two times his base salary, plus one year of continued employee benefits. “Good reason” is generally defined as: a decrease in his base salary; our failure to pay material compensation due to him; our failure to obtain an agreement from a successor to assume the Employment Agreement; the occurrence of a change of control (as defined in the 2002 Officer Incentive Plan); the assignment of duties which result in a diminution in his position, authority, duties or responsibilities; a relocation of his primary office outside of Bermuda, the Edison, New Jersey area or the New York City area; a material reduction in his benefits; or any material breach of the Employment Agreement. The Employment Agreement prohibits Jeffrey Radke from competing with us or soliciting our customers or employees for the one-year period following his termination. We have agreed to provide Jeffrey Radke with a gross up payment in the event that any payments received in connection with a change in control would be subject to excise taxes under Section 4999 of the Code.

Each of Messrs. Byrnes, Daly, Hengesbaugh and Modin (each an “Executive”) have entered into employment agreements with PXRE Group Ltd. and/or its subsidiaries as follows: (i) Employment Agreement, dated August 27, 2004, by and between PXRE Reinsurance Company and Bruce J. Byrnes, General Counsel & Secretary of PXRE Reinsurance Company (the “Byrnes Agreement”); (ii) and Employment Agreement, dated September 1, 2004, by and between PXRE Reinsurance Ltd. and John Daly, Executive Vice President of PXRE Reinsurance Ltd. (the “Daly Agreement”); (iii) Employment Agreement, dated August 27, 2004, by and between PXRE Reinsurance Ltd. and Guy D. Hengesbaugh, President & Chief Operating Officer of PXRE Reinsurance Ltd. (the “Hengesbaugh Agreement”); and (iv) Employment Agreement, dated August 27, 2004, by and between PXRE Group Ltd. and John M. Modin, Executive Vice President & Chief Financial Officer of PXRE Group Ltd. (the “Modin Agreement”, and collectively with the Byrnes Agreement, Daly Agreement and Hengesbaugh Agreement, the “Executive Employment Agreements”). Except as otherwise noted, the terms of the Executive Employment Agreements are substantively identical. The Executive Employment Agreements are for two-year terms and the annual base salaries payable pursuant the Executive Employment Agreements are: Mr. Byrnes, $378,000; Mr. Daly, $336,000; Mr. Hengesbaugh, $425,500; Mr. Modin, $372,600. The Executive Employment Agreements further provide each Executive with an annual incentive bonus target of 55% of base salary under the Company’s 2004 Incentive Bonus Compensation Plan (65% in the case of Mr. Hengesbaugh) and a long-term incentive multiple of 1.4 of base salary for purposes of determining restricted stock grants to be awarded under the Company’s 2002 Officer Incentive Plan. Pursuant to the Executive Employment Agreements, Messrs. Hengesbaugh and Daly are entitled to housing and car allowances and Messrs. Modin and Byrnes are entitled to car allowances.

In the event that the Company terminates an Executive’s employment without “cause” (as defined in the Executive Employment Agreement) or the Executive terminates the Executive Employment Agreement for “good reason” (as described below), subject to the Executive’s continued compliance with the confidentiality, non-compete and non-solicitation provisions of the Executive Employment Agreement, and conditioned on the execution of a release of claims against us, he will be entitled to receive a severance payment equal to two times his base salary, plus one year of continued employee benefits. “Good reason” is generally defined as: a decrease in his base salary; our failure to pay material compensation due to him; our failure to obtain an agreement from a successor to assume the Executive Employment Agreement; the assignment of duties which result in a diminution in his position, authority, duties or responsibilities; a relocation of his primary office; a material reduction in his benefits; or any material breach of the Employment Agreement. The Executive Employment Agreements prohibits each Executive from competing with us or soliciting our customers or employees for the one-year period following his termination.

Termination and Change of Control Arrangements

2002 Officer Incentive Plan. The 2002 Officer Incentive Plan was adopted by the Board of Directors and approved by the shareholders at the May 30, 2002 Annual General Meeting of Shareholders. The 2002 Officer Incentive Plan replaced the 1992 Officer Incentive Plan, which terminated on May 21, 2002. The terms and provisions of the 2002 Officer Incentive Plan are substantially similar to those in the 1992 Officer Incentive Plan.

The 2002 Officer Incentive Plan provides for the grant of incentive stock options, non-qualified stock options, and awards of Restricted Shares. The 2002 Officer Incentive Plan is administered by a committee appointed by the Board of Directors. Subject to certain adjustments as provided in the 2002 Officer Incentive Plan, a maximum of 1,000,000 Common Shares are reserved for issuance upon the exercise of options and grants of Restricted Shares under the 2002 Officer Incentive Plan, plus any option terminating or expiring for any reason prior to its exercise in full, or any Restricted Shares which are forfeited under the 1992 Officer Incentive Plan, up to a maximum of 1,555,691. Authorized but unissued shares may be used for grants of options or Restricted Shares under the 2002 Officer Incentive Plan.

The 2002 Officer Incentive Plan provides that upon the earlier of (i) a change of control or (ii) our Common Shares ceasing to be publicly traded, any unexercised portion of an option shall become exercisable and any Restricted Period (as defined in such plan) applicable to Restricted Shares shall immediately lapse.

In addition, the committee that administers the 2002 Officer Incentive Plan may, for a period of up to 60 days following a change of control or the date that our Common Shares cease to be publicly traded, allow certain participants under the 2002 Officer Incentive Plan the right to surrender all or part of his or her option and receive a cash payment equal to the greater of (i) the excess of the fair market value of the shares subject to the surrendered option over the exercise price or (ii) except for incentive stock options, the excess of the per share net worth (as determined under the 2002 Officer Incentive Plan) of the shares to which the surrendered option pertains on the date of surrender over the per share net worth of such shares on the date the option was granted.

The 2002 Officer Incentive Plan also provides that if a participant does not make an election under either of the above provisions on or before the 60th day following a change of control resulting from certain mergers and consolidations, the sale of all or substantially all of our assets, our liquidation or dissolution, or such cessation of public trading, the participant will be deemed to have made such election as of such 60th day and the participant will receive the cash payment that would be due upon such an election and the participant’s option and surrender rights will be deemed to have been canceled.

1992 Officer Incentive Plan. As described above, the 1992 Officer Incentive Plan (which was replaced by the 2002 Officer Incentive Plan) is substantially similar in all material respects to the 2002 Officer Incentive Plan, including the terms and conditions relating to a change of control. No more awards may be granted under the 1992 Officer Incentive Plan, though outstanding awards granted thereunder continue to be governed by its terms.

Restated Employee Annual Incentive Bonus Plan. Adopted in 1992, the Restated Employee Annual Incentive Bonus Plan, as amended (the “Terminated Bonus Plan”), provided for annual employee incentive awards comprised of cash and, in the case of senior and other executives, restricted Common Shares (“Restricted Shares”).

Upon the earlier of a change of control or our shares ceasing to be publicly traded, any remaining Restricted Period applicable to Restricted Shares issued under the Terminated Bonus Plan will immediately lapse.

In addition, upon the occurrence of a change of control, the remaining one-third installment of deferred bonus amounts under the Terminated Bonus Plan will become immediately due and payable.

Equity Compensation Plan Information Table. The following table sets forth information regarding all of our compensation plans as of December 31, 2004:

EQUITY COMPENSATION PLAN INFORMATION

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category:	(a)	(b)	(c)

Equity compensation plans approved by security holders	2,438,013	$19.93	898,520

Equity compensation plans not approved by security holders	0	0	0

Total	2,438,013	$19.93	898,520

PROPOSAL 3:

AMENDMENT OF THE COMPANY’S BYE-LAWS

In February 2005, our Board of Directors approved amending our Bye-Laws and directed that the amended Bye-Laws be submitted to shareholders for their approval at the Annual General Meeting. The following summary discusses the changes to our Bye-Laws. A complete copy of the proposed amended Bye-Laws is attached as Appendix A to this Proxy Statement.

Bye-Law 27 of our Bye-Laws currently contains various blanket prohibitions on the ability of the Board to take any action within the United States. In this regard, paragraphs (1) and (3) of Bye-Law 27, in relevant part, state:

The Board may meet for the conduct of business, adjourn and otherwise regulate its meetings as it considers appropriate. Actions to be taken at any meeting shall be determined by a majority of votes cast, provided a quorum is present. Meetings of the Board of Directors of the Company shall be held outside the United States.

Directors may participate in any meeting of the Board by means of a conference telephone or other communications equipment through which all Persons participating in the meeting can communicate with each other simultaneously and instantaneously and, for the purpose of counting a quorum, such participation shall constitute presence at a Meeting as if those participating were present in person; provided, however, that no Director may participate in any meeting of the Board while physically present in the United States. (Emphasis Added)

Since the Company was formed in 1999, the corporate governance environment has changed significantly in response to the Enron Corp. and WorldCom Inc. bankruptcies, in particular the Sarbanes-Oxley legislation passed by the United States Congress in 2002. Most corporate boards of directors, including ours, have responded to the Sarbanes-Oxley Act by holding more board meetings and board committee meetings. In pursuing this goal, our board is hampered by the blanket restrictions on activity within the United States.

We urge you to vote to approve the deletion of the underscored language from Bye-Law 27(1) and (3) so that your directors may, on appropriate occasions, meet in the United States. Repeal of this provision will allow your directors to more easily meet their increased responsibilities for the stewardship of PXRE.

The underscored language in Bye-Law 27 was originally adopted to augment our position that PXRE is not engaged in a trade or business in the United States for U.S. federal income tax purposes. We believe, however, that holding occasional board or committee meetings in the United States for certain limited purposes would not cause PXRE to be treated as being engaged in a trade or business in the United States. PXRE intends to continue to conduct its operations, including, in the event you agree to approve the deletion of the underscored language from Bye-Law 27, meetings of its Board and board committees, in a manner consistent with its position that it is not engaged in a trade or business in the United States.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Consulting Services Agreement – Gerald Radke: Upon Gerald Radke’s retirement as our Chief Executive Officer, we entered into a consulting services agreement with him, pursuant to which, effective June 30, 2003, he continues to serve as our Chairman of the Board of Directors and has agreed to provide underwriting consulting services to our operating subsidiaries for a two-year term (the “Consulting Services Agreement”). Pursuant to the Consulting Services Agreement, Gerald Radke was paid an initial one-time consulting fee of $260,000 and was granted 12,500 restricted Common Shares under the 2002 Officer Incentive Plan, which shares shall vest on June 30, 2005. Gerald Radke was also paid a bonus equal to $405,156 under the Consulting Services Agreement, which represented the balance of the bonus he would have been paid under the Terminated Bonus Plan if he had remained Chief Executive Officer until December 31, 2003.

Pursuant to the Consulting Services Agreement, Gerald Radke will receive an annual consulting fee equal to $200,000 and an annual chairman fee equal to $50,000. As a director he will also be paid meeting fees, which are currently equal to $2,000 per day. In addition, he is entitled to certain housing and automobile provisions for use in Bermuda and in the United States.

In the event that we terminate the Consulting Services Agreement without “cause” (as defined in the Consulting Services Agreement), or he terminates the Consulting Services Agreement for “good reason” (as described below), subject to Gerald Radke’s continued compliance with the confidentiality provisions contained in the Consulting Services Agreement and the execution of a release of claims, he will be entitled to receive the balance of all of the consulting fees, chairman fees and meeting fees that he would have been paid, assuming he continued to provide services for the entire two-year term. “Good reason” is generally defined as a decrease in the amount of the fees payable to him, our failure to pay material compensation owed to him, our failure to nominate him for membership on, or chairmanship of, our board, our failure to use best efforts to ensure that he continues to be elected for such positions, or the occurrence of a change in control (as defined in the 2002 Officer Incentive Plan). During the consulting services period, Gerald Radke is subject to non-competition and non-solicitation provisions.

Select Reinsurance Ltd.

Since 1997, PXRE has entered into various reinsurance agreements with Select Reinsurance Ltd. (“Select Re”), a privately held Bermuda reinsurance company. The primary reinsurance agreement between PXRE and Select Re was a quota share retrocessional agreement (“Obligatory Quota Share Treaty”), pursuant to which we have ceded varying proportional shares of our non-casualty reinsurance business ranging from a high of 16.5% in 2001 to a low of 2.62% in 1997. These cessions satisfied an undertaking we entered into with Select Re to use commercially reasonable efforts to present Select Re with aggregate annual premiums equal to a minimum of 20% of Select Re’s shareholders’ equity (as defined in the undertaking). This undertaking was amended in November 2002 and extended until 2005. In return, Select Re was obligated to pay us a management fee of 15% based on the gross premiums ceded to them under the Obligatory Quota Share Treaty, which resulted in fee income of $0.8 million, $3.8 million and $3.0 million for the years ended December 31, 2004, 2003 and 2002 respectively. The cession percentage under the Obligatory Quota Share Treaty was reduced to 0% on January 1, 2004.

Select Re has decided to explore a different strategic direction. Accordingly, PXRE and Select Re entered into a commutation agreement, effective March 31, 2004, pursuant to which Select Re commuted all of its liability for business assumed under certain finite casualty contracts and for exited lines business assumed under the Obligatory Quota Share Treaty. Pursuant to this commutation agreement, Select Re paid PXRE $10.2 million, which resulted in an underwriting gain for the Company of $5.1 million for the quarter ended March 31, 2004. Separately, as of September 30, 2004, Select Re and PXRE mutually agreed to terminate the Obligatory Quota Share Treaty and the related 20% undertaking. PXRE further agreed to commute all outstanding liabilities under the Obligatory Quota Share Treaty and a number of other reinsurance agreements between PXRE and Select Re. As a result, Select Re paid PXRE a commutation payment of $23.1 million as consideration for the commutation, which was effected pursuant to a commutation agreement, dated as of September 30, 2004. The commutation resulted in underwriting income of $1.9 million during the quarter ended September 30, 2004.

Following these commutations and as of December 31, 2004, only one in-force excess of loss treaty and two expired excess of loss treaties remain in effect between PXRE and Select Re (the “Non-Commuted Contracts”). As of December 31, 2004, net assets of $31.1 million were due to us in the aggregate from Select Re with respect to the Non-Commuted Contracts. Select Re has deposited $43.7 million in various reinsurance trusts as of December 31, 2004 to secure its obligations under the Non-Commuted Contracts.

Mr. William Michaelcheck is a member of the Board of Select Re and also one of Select Re’s founding shareholders. Mr. Michaelcheck is also the President and a major shareholder of Mariner Investment Group, Inc. (“Mariner”), which acts as the investment manager for our hedge fund and alternative investment portfolio. During the years ended December 31, 2004, 2003 and 2002, we incurred investment management fees of $0.9 million, $0.8 million and $0.7 million respectively, relating to services provided by Mariner.

The Company’s Board of Directors reviews the various transactions with Select Re at each of its meetings. In addition, the Board of Directors requires the prior approval of the Company’s Chief Financial Officer for any transaction entered into with Select Re.

Bermuda Housing

During 2001, we entered into a lease for a home in Bermuda for a term of two years that allows us to provide housing for various employees when traveling to Bermuda, including our Chairman at an annual rental of approximately $90,000. This lease was renewed during 2003 for an additional two year term, at an annual rent of $90,000. This lease relieves us from providing such person with a housing allowance.

During 2000, we entered into an arrangement in which Jeffrey Radke leased and we provided a mortgage for a home in Bermuda for a term of up to 20 years (the “PXRE Mortgage”). This arrangement fixed the housing allowance expense borne by us for the period of the PXRE Mortgage. The PXRE Mortgage, in the amount of $500,000, was provided to a charitable trust to purchase the house and we received a second mortgage (the first mortgage is in the amount of $1,000,000). The PXRE Mortgage earns interest at a rate dependent on the sale price of the home at the conclusion of the PXRE Mortgage. The interest rate is set at LIBOR.

Sidley Austin Brown & Wood llp

During 2004, PXRE retained Sidley Austin Brown & Wood llp to provide legal services. Mr. Browne, a director of PXRE, was senior counsel to Sidley Austin Brown & Wood llp until September 30, 2004, when he retired.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Commission and the NYSE reports of ownership and changes in ownership of our registered equity securities. Executive officers, directors and greater-than-10% shareholders are also required to furnish us with copies of all Section 16(a) reports they file.

Based solely upon a review of the copies of such reports, and any amendments thereto, furnished to us and written representations that no Form 5 reports were required, we believe that, during the fiscal year ended December 31, 2004, our executive officers, directors and greater-than-10% shareholders complied with all applicable Section 16(a) filing requirements.

DEADLINES FOR SHAREHOLDER PROPOSALS

If a shareholder desires to present a proposal for inclusion in next year’s Proxy Statement, such shareholder must submit such proposal in writing to us for receipt not later than December 1, 2005. Proposals must comply with the proxy rules relating to shareholder proposals, in particular Rule 14a-8 under the Exchange Act, to be included in our 2005 proxy materials.

For any proposal that is not intended for inclusion in the 2006 Proxy Statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual general meeting, Commission rules permit the Proxy holders to vote Proxies in their discretion if the Company does not receive notice of the proposal prior to the close of business on November 15, 2005. Notices of intention to present proposals at the 2006 annual general meeting should be addressed to the Company’s Secretary, PXRE Group Ltd, P.O. Box 1282, Hamilton HM FX, Bermuda, Attention: Secretary. Shareholders who wish to submit a proposal for consideration at our 2006 annual general meeting of shareholders, but who do not wish to submit a proposal for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act, should deliver a copy of their proposal no later than March 1, 2006 and otherwise comply with the notice provisions of our Bye-Laws. If a shareholder fails to provide such 45-day notice, the respective proposal need not be addressed in the proxy materials and the proxies may exercise their discretionary voting authority when the proposal is raised at the 2006 annual general meeting. In either case, proposals should be delivered to PXRE Group Ltd, P.O. Box 1282, Hamilton HM FX, Bermuda, Attention: Secretary.

AVAILABILITY OF OUR ANNUAL REPORT

Our Annual Report to Shareholders, which contains financial statements for the year ended December 31, 2004, as well as other information concerning our operations, is being sent to you with this Proxy Statement.

We file with the Securities and Exchange Commission an Annual Report on Form 10-K.A copy of our annual report for fiscal year 2004 is available on the Commission’s website through its EDGAR database. We will furnish a copy of our annual report without charge to any shareholder sending a written request therefore to: Secretary, PXRE Group Ltd., P.O. Box HM 1282, Hamilton HM FX, Bermuda. Finally, our annual report can also be accessed through our web site -http://www.pxre.com.

OTHER MATTERS

At the date of this Proxy Statement, management has no knowledge of any matters other than those set forth in this Proxy Statement or referred to in the accompanying Notice of annual general meeting, which will be presented at the annual general meeting. However, if any other matters should properly come before the annual general meeting it is intended that Proxies shall be voted thereon in accordance with the best judgment of the person or persons voting such Proxies.

PXRE GROUP LTD.

Pembroke, Bermuda

March 18, 2005

Appendix A

BYE-LAWS

OF

PXRE GROUP LTD.

AMENDED Bye-law 22

DECEMBER 9, 2001
and
FURTHER AMENDED
FEBRUARY 12, 2002 by the
Description of Stock as attached to the
back of the Bye-Laws
AND
With PROPOSED AMENDMENTS
To Bye-Law 27
Subject to Shareholder Approval
at Annual General Meeting to be
held on April 26, 2005.

INTERPRETATION

1.	(1)	In these Bye-Laws, unless the context otherwise requires, the words standing in the first column of the following table shall bear the meaning set opposite them respectively in the second column.

WORD	MEANING
“Act”	The Companies Act 1981 of Bermuda, as amended from time to time.

“Auditor”	the Auditor of the Company for the time being and may include any individual or partnership.

“Bye-Laws”	these Bye-Laws in their present form or as supplemented or amended from time to time.

“Board” or the “Directors” or the “Board of Directors”	the Board of Directors of the Company or the Directors (including alternate Directors).

“capital”	the share capital from time to time of the Company.

“clear days”	in relation to the period of a Notice, that period excluding the day when the Notice is given or deemed to be given and the day for which it is given or on which it is to take effect.

“Code”	the Internal Revenue Code of 1986, as amended, of the United States.

“Company”	PXRE Group Ltd.

“competent regulatory authority”	a competent regulatory authority in the jurisdiction or place where the shares of the Company are listed or quoted on a stock exchange.

1

“Controlled Shares”	in reference to any Person means (i) all shares of the Company that such Person owns within the meaning of Section 958(a) of the Code, or is considered as owning by applying the rules of Section 958(b) of the Code, (ii) all shares of the Company that such Person owns by applying the rules of Sections 544 or 554 of the Code or (iii) all shares of the Company directly, indirectly or beneficially owned by a Person within the meaning of Section 13(d) of the Exchange Act (including any shares owned by a group of Persons as so defined and including any shares that would otherwise be excluded by Section 13(d) of the Exchange Act).

“Designated Stock Exchange”	a stock exchange which is an appointed stock exchange for the purposes of the Act in respect of which the shares of the Company are listed or quoted.

“dollars” and “$”	dollars, the legal currency of the United States.

“Exchange Act”	the Securities Exchange Act of 1934, as amended, of the United States.

“General Meeting”	any meeting of the Members of the Company. The General Meeting convened once in every calendar year in compliance with the Act, shall be known as the “Annual General Meeting”. Any General Meeting other than an Annual General Meeting, shall be known as a “Special General Meeting”.

“Maximum Percentage”	nine and nine-tenths percent (9.9%).

“Member”	a duly registered holder from time to time of the shares in the capital of the Company.

2

“month”	a calendar month.

“9.9% Limitation”	the requirement and restriction that no Person shall be permitted to Own or Control more than nine and nine-tenths percent (9.9%) of the total combined voting power of all classes of shares entitled to vote at a General Meeting of the Company’s Members or of the total number of outstanding shares of any class of stock, except as provided for in these Bye-Laws or as permitted by the Board and provided that the 9.9% Limitation shall not apply to PXRE Purpose Trust.

“Notice”	written notice unless otherwise specifically stated and as further defined in these Bye-Laws.

“Office”	the registered office of the Company for the time being.

“Officer”	any individual appointed by the Board or by another officer to hold an office of the Company.

“Own or Control” or “Owning or Controling”	with respect to the Company’s shares, means (i) shares that a Person owns within the meaning of Section 958(a) of the Code or is considered as owning by applying the rules of Section 958(b) of the Code, (ii) shares that a Person owns by applying the rules of Sections 544 or 554 of the Code or (ii) shares directly, indirectly or beneficially owned by a Person within the meaning of Section 13(d) of the Exchange Act (including any shares owned by a group of Persons as so defined and including any shares that would otherwise be excluded by Section 13 (d) of the Exchange Act).

3

“paid up”	paid up or credited as paid up.

“Person”	any individual, general or limited partnership, corporation, association, trust, estate, company (including a limited liability company) or any other entity or organization, including a government, a political subdivision or agency or instrumentality thereof.

“Register”	the principal register and, where applicable, any branch register of Members of the Company to be kept pursuant to the provisions of the Act.

“Registration Office”	in respect of any class or series of share capital, such place as the Board may from time to time determine to keep a branch register of Members in respect of that class or series of share capital and where (except in cases where the Board otherwise directs) the transfers or other documents of title for such class or series of share capital are to be delivered for registration.

“Seal”	common seal or any one or more duplicate seals of the Company (including a securities seal) for use in Bermuda or in any place outside Bermuda.

“Secretary”	any Person appointed by the Board to perform any of the duties of secretary of the Company and includes any assistant, deputy, temporary or acting secretary.

“Securities Act”	the Securities Act of 1933, as amended, of the United States.

“shares”	the Common Shares or Preferred Shares of the Company, as the case may be.

“Subsidiary”	any entity in which the Company owns, directly or indirectly, shares representing at least fifty percent (50%) of the voting power or fifty percent (50%) of the value of such entity.

“Ten Percent Shareholder”	a Person (other than the PXRE Purpose Trust) who the Board determines Owns or Controls more than 9.9% of the total combined voting power of all classes of shares entitled to vote or of the total number of outstanding shares of any class of stock.

“year”	a calendar year.

4

“Subsidiary”	any entity in which the Company owns, directly or indirectly, shares representing at least fifty percent (50%) of the voting power or fifty percent (50%) of the value of such entity.

“Ten Percent Shareholder”	a Person (other than the PXRE Purpose Trust) who the Board determines Owns or Controls more than 9.9% of the total combined voting power of all classes of shares entitled to vote or of the total number of outstanding shares of any class of stock.

“year”	a calendar year.

(2)	In these Bye-Laws, where not inconsistent with the context:

	(a)	words denoting the singular include the plural and vice versa;

	(b)	words denoting a gender include every gender;

	(c)	words describing Persons include companies, associations and bodies of Persons whether corporate or not;

	(d)	the word:

(i)	“may” shall be construed as permissive; and

(ii)	“shall” or “will” shall be construed as imperative;

(e)	expressions referring to writing shall, unless the contrary intention appears, be construed as including printing, lithography, photography, facsimile, computer generated and other modes of representing words or figures in a visible form;

(f)	references to any act, ordinance, statute or statutory provision shall be interpreted as relating to any statutory modification or re-enactment thereof for the time being in force;

(g)	unless otherwise provided herein words and expressions defined in the Act shall bear the same meanings in these Bye-Laws if not inconsistent with the context;

5

(h)	a resolution shall be a “special resolution” when it has been passed by the affirmative vote of Members holding not less than sixty-six and two-thirds percent (66 2/3%) of the voting power of the then outstanding shares entitled to vote, cast by such Members in person or, in the case of such Members as are corporations, by their respective duly authorized representative or, where proxies are allowed, by proxy, at a General Meeting of which not less than twenty-one (21) clear days’ Notice, specifying (without prejudice to the power contained in these Bye-Laws to amend the same) the intention to propose the resolution as a special resolution, has been duly given;

(i)	a resolution shall be an “ordinary resolution” when it has been passed by a simple majority of votes cast, in person, by a representative or by proxy, at a General Meeting of which not less than twenty-one (21) clear days’ Notice has been duly given;

(j)	a special resolution shall be effective for any purpose for which an ordinary resolution is expressed to be required under any provision of these Bye-Laws or the Act; and

(k)	headings used in these Bye-Laws are for convenience only and are not to be used or relied upon in the construction of these Bye-Laws.

(3)	In these Bye-Laws, in calculating whether a resolution has been passed by a particular majority or whether a particular number of shares is represented at a General Meeting and, generally, for all purposes, in calculating the total number of votes cast or votes represented, as the case may be, the provisions of paragraph (4) of Bye-Law 20 hereof shall be taken into account in all cases in computing the number of votes cast or votes represented, as the case may be.

(4)	Any right or power of the Company under the Act or the Company’s Memorandum of Association or these Bye-Laws which is not expressly subject to approval by the Members in a General Meeting shall be exercisable by the Board.

SHARES AND SHARE CAPITAL

2.	(1)	The authorized share capital of the Company is $60,000,000 divided into the following classes of shares:

		(i)	50,000,000 common shares, par value $1.00 per share (“Common Shares”); and

	(ii)	10,000,000 preferred shares, par value $1.00 per share (“Preferred Shares”).

(2)	Subject to paragraph (1) of Bye-Law 13, no Person shall be permitted to Own or Control shares in the Company to the extent that such Person or any other Person will be considered to Own or Control Controlled Shares, as the Board may determine, in excess of 9.9% of the total combined voting power of all classes of voting shares or of the total number of outstanding shares of any class of stock of the Company, nor shall any Person be permitted to Own or Control Controlled Shares if the result thereof would be to render such Person or any other Person a Ten Percent Shareholder, provided, however, that the foregoing limitation shall not apply to the PXRE Purpose Trust. Nor may any shares be issued, redeemed, repurchased or transferred if the effect of such issuance, redemption, repurchase or transfer would be to cause a violation of the prohibitions of this Bye-Law. To the extent that, for any reason whatsoever and by any method howsoever, a Person, whether an existing Member or not of the Company, shall Own or Control Controlled Shares in excess of the 9.9% Limitation, then the voting rights applicable to such Controlled Shares shall be reduced in accordance with paragraph (4) of Bye-Law 20.

COMMON SHARES

3.	(1)	Subject to these Bye-Laws, at a General Meeting of the Company every holder of Common Shares shall be entitled to one vote for each share held by him on all matters submitted to a vote of the Company’s Members.

	(2)	The Board may in its discretion, at any time, and from time to time, issue or cause to be issued all or any part of the authorized but unissued Common Shares of the Company for consideration of such character and value as the Board shall in its absolute discretion from time to time fix or determine.

AUTHORITY OF BOARD TO ISSUE AND DIVIDE
PREFERRED SHARES INTO DIFFERENT SERIES

4.	(1)	The Board may in its discretion at any time, and from time to time, issue or cause to be issued all or any part of the authorized but unissued Preferred Shares of the Company for consideration of such character and value as the Board shall in its absolute discretion from time to time fix or determine.

(2)

Without prejudice to the generality of paragraph (1) of this Bye-Law, the Board is hereby further expressly authorized at any time, and from time to time, to consolidate, divide or subdivide any or all of the authorized but unissued Preferred Shares of the Company into several series, and to set the par value of any of the unissued Preferred Shares, and in the resolution or resolutions establishing a particular series, before issuance of any of the shares thereof, to fix and determine the number of shares and the designation of such series, so as to distinguish it from the shares of all other series and classes, and to fix and determine the voting rights, preferences, qualifications, privileges, limitations, options, conversion rights, redemption features, restrictions, and other special or relative rights of such series. Each of such series may differ from every other series previously authorized, as may be determined by the Board in any or all respects, to the fullest extent now, or hereafter, permitted by the laws of Bermuda including, but not limited to, the variations between different series in the following respects:

(a)	the distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased or decreased (but not below the number of shares thereof then outstanding) from time to time by the Board;

(b)	the annual dividend or dividend rate for such series, and the date or dates from which dividends shall commence to accrue;

(c)	the par value of the shares prior to issue, provided, however, that the par value shall in no case be set at less than $1.00 per share;

(d)	the price or prices at which, and the terms and conditions on which, if any, the shares of such series may be redeemed or made redeemable;

(e)	the purchase or sinking fund provisions, if any, for the purchase or redemption of shares of such series;

(f)	the preferential amount or amounts, if any, payable upon shares of such series in the event of the liquidation, dissolution, or winding up of the Company;

(g)	the terms and conditions, if any, upon which shares of such series may be converted and the class or series of shares of the Company or other securities into which such shares may be converted;

(h)	the relative seniority, priority or junior rank of such series as to dividends or assets in relation to any other classes or series of shares of the Company then or thereafter to be issued;

(i)	such other terms, preferences, qualifications, privileges, limitations, options, restrictions, and other special rights, if any, of shares of such series as the Board may, at the time of such resolution or resolutions, lawfully fix or determine;

(j)	cancel shares which, at the date of the passing of the resolution in that behalf, have not been taken or agreed to be taken by any Person; and

(k)	where any difficulty arises in regard to any consolidation, division or sub-division under this Bye-Law, the Board may settle the same as it thinks expedient and, in particular, may issue certificates in respect of fractions of shares or arrange for the sale of the shares representing fractions and the distribution of the net proceeds of sale (after deduction of the expenses of such sale) in due proportion among the Members who would have been entitled to the fractions, and for this purpose the Board may authorize a Person to transfer the shares representing fractions to the purchaser thereof, or resolve that such net proceeds be paid to the Company for the Company’s benefit; and such purchases shall not be bound to see to the application of the purchase money nor shall such Person’s title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale.

EMPLOYEE SHARE PURCHASE

5.	(1)	The Board may from time to time:

(a)	establish a plan or plans (including individual agreements) for employees, directors, officers, consultants and/or advisors of the Company, its subsidiaries or affiliates whereby the Company provides securities (whether restricted or otherwise), or options to purchase securities, or money for the purchase of, or subscription for, such securities and/or options, whether directly or indirectly through a trust established for the benefit of such employees, directors, officers, consultants and/or advisors;

(b)	provide for the making by the Company of loans to Persons, other than Directors, bona fide in the employment of the Company or any of its Subsidiaries, with a view to enabling those Persons to purchase or subscribe for fully-paid shares in the Company, to be held by themselves by way of beneficial ownership; and

(c)	provide for the giving by the Company, directly or indirectly, of financial assistance, whether by means of a loan, guarantee, the provision of security or otherwise, to its bona fide employees, or the bona fide employees of any of its Subsidiaries, whether or not they shall also be Directors, in order that they may buy shares in the Company and the Board may, in its discretion, from time to time require, as one of the terms of issue of any such shares or by contract, that any such employee shall be required or allowed to sell such shares to the Company, upon such terms and at such price as the Board may by such terms of issue or contract establish, when such employee ceases to be employed by the Company or any of its Subsidiaries.

COMPANY SHARE REPURCHASE

6.	(1)	Subject to the Act, the Company’s Memorandum of Association and these Bye-Laws and, where applicable, the rules of any Designated Stock Exchange and/or any competent regulatory authority, the Company may purchase or otherwise acquire its own shares upon such terms and conditions as the Board shall determine.

ALTERATION OF CAPITAL

7.	(1)	The Company may from time to time by ordinary resolution in accordance with the Act:

(a)	increase its capital by such sum, to be divided into shares of such amounts, as the resolution shall prescribe;

(b)	consolidate and divide all or any of its capital into shares of larger amount than its existing shares;

(c)	divide its shares into several classes, and without prejudice to any special rights previously conferred on the holders of existing shares, attach thereto respectively any preferential, deferred, qualified or special rights, privileges, conditions or such restrictions, which, in the absence of any such determination by the Company in a General Meeting, as the Directors may determine, provided always that where the Company issues shares which do not carry voting rights, the words “non-voting” shall appear in the designation of such shares and where the equity capital includes shares with different voting rights, the designation of each class of shares, other than those with the most favorable voting rights, must include the words “restricted voting” or “limited voting”;

(d)	sub-divide its shares, or any of them, into shares of smaller amount than is fixed by the Memorandum of Association (subject, nevertheless, to the Act), and may by such resolution determine that, as between the holders of the shares resulting from such sub-division, one or more of the shares may have any such preferred rights or be subject to any such restrictions as compared with the other or others as the Company has power to attach to unissued or new shares;

(e)	change the currency denomination of its share capital; and

(f)	cancel any shares which, at the date of the passing of the resolution, have not been taken, or agreed to be taken, by any Person, and diminish the amount of its capital by the amount of the shares so canceled;

PROVIDED THAT, none of the foregoing actions shall be taken if it were to result in any Person (other than the PXRE Purpose Trust) violating the 9.9% Limitation unless the Board otherwise determines.

(2)	The Board may settle as it considers expedient any difficulty which arises in relation to any consolidation, division or subdivision under this Bye-Law and in particular but without prejudice to the generality of the foregoing may issue certificates in respect of fractions of shares or arrange for the sale of the shares representing fractions and the distribution of the net proceeds of sale (after deduction of the expenses of such sale) in due proportion among the Members who would have been entitled to the fractions, and for this purpose the Board may authorize a Person to transfer the shares representing fractions to the purchaser thereof or resolve that such net proceeds be paid to the Company for the Company’s benefit. Such purchaser will not be bound to see to the application of the purchase money nor shall such Person’s title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale.

(3)	The Company may from time to time by ordinary resolution in accordance with the Act reduce its authorized or issued share capital or any share premium account or other undistributable reserve in any manner permitted by applicable law.

(4)	Except so far as otherwise provided by the conditions of issue, or by these Bye-Laws, any capital raised by the creation of new shares shall be treated as if it formed part of the original capital of the Company, and such shares shall be subject to the provisions contained in these Bye-Laws with reference to the payment of calls and installments, transfer and transmission, forfeiture, lien, cancellation, surrender, voting and otherwise.

(5)	Subject to the Act and the 9.9% Limitation, all or any of the special rights attached to the shares or any class of shares may, unless otherwise provided by the terms of issue of the shares of that class, from time to time (whether or not the Company is being wound up) be varied, modified or abrogated either with the consent in writing of the holders of not less than sixty-six and two-thirds percent (66 2/3%) of the issued shares of that class or with the sanction of a special resolution passed at a separate General Meeting of the holders of the shares of that class. To every such separate General Meeting all the provisions of these Bye-Laws relating to General Meetings of the Company shall, as the case may be, apply, but so that:

	(a)	the necessary quorum shall be two or more Persons holding or representing by proxy not less than a majority of the issued shares of that class;

(b)	subject to the 9.9% Limitation and the provisions of paragraph (4) of Bye-Law 20, every holder of shares of the class shall be entitled on a vote to one vote for every such share held by him; and

	(c)	any holder of shares of the class present in person or by proxy may demand a vote.

(6)	The special rights conferred upon the holders of any shares or class of shares shall not, unless otherwise expressly provided in the rights attaching to or the terms of issue of such shares, be deemed to be varied, modified or abrogated by the creation or issue of further shares ranking pari passu therewith.

WARRANTS

8.	(1)	Subject to the 9.9% Limitation, the Board may issue warrants conferring the right upon the holders thereof to subscribe for any class of shares or securities in the capital of the Company on such terms as the Board may from time to time determine.

	(2)	The Company may in connection with the issue of any shares exercise all powers of paying commission and brokerage conferred or permitted by the Act. Subject to the Act, the commission may be satisfied by the payment of cash or by the allotment of fully or partly paid shares or partly in one and partly in the other.

	(3)	Except as provided in these Bye-Laws, neither the Company nor any of its Subsidiaries shall directly or indirectly give financial assistance to a Person who is acquiring or proposing to acquire shares in the Company for the purpose of that acquisition whether before or at the same time as the acquisition takes place or afterwards, provided, however, that nothing in this Bye-Law shall prohibit transactions permitted by the Act.

	(4)	Except as required by applicable law, no Person shall be recognized by the Company as holding any share in the capital of the Company upon any trust and the Company shall not be bound by or required in any way to recognize (even when having Notice thereof) any equitable, contingent, future or partial interest in any share or any fractional part of a share or (except only as otherwise provided by these Bye-Laws or by applicable law) any other rights in respect of any share except an absolute right to the entirety thereof in the registered holder.

(5)	Subject to the Act and these Bye-Laws, the Board may at any time after the allotment of shares in the capital of the Company but before any Person has been entered in the Register as the holder, recognize a renunciation thereof by such recipient in favor of some other Person and may accord to any such recipient of a share a right to effect such renunciation upon and subject to such terms and conditions as the Board determines to impose.

SHARE CERTIFICATES

9.	(1)	Every share certificate shall be issued under the Seal or a facsimile thereof and shall specify the number and class and distinguishing numbers of the shares to which it relates, and the amount paid up thereon and may otherwise be in such form as the Directors may from time to time determine. No certificate shall be issued representing shares of more than one class. The Board may by resolution determine, either generally or in any particular case or cases, that any signatures on any such certificates (or certificates in respect of other securities) need not be autographic but may be affixed to such certificates by some mechanical means or may be printed thereon or that such certificates need not be signed by any Person. Every share certificate shall recite that the voting rights relating to such shares are subject to the limitations contained in these Bye-Laws.

	(2)	In the case of a share held jointly by several Persons, the Company shall not be bound to issue more than one certificate therefor and delivery of a certificate to one of several joint holders shall be sufficient delivery to all such holders.

	(3)	Where a share stands in the names of two or more Persons, the Person first named in the Register shall as regards service of Notices and, subject to the provisions of these Bye-Laws, all or any other matters connected with the Company, except the transfer of the shares, be deemed the sole holder thereof.

	(4)	Every Person whose name is entered, upon an allotment of shares, as a Member in the Register shall be entitled, without payment, to receive one certificate for all such shares of any one class, or several certificates each for one or more of such shares of such class upon payment, for every certificate after the first, of such reasonable out-of-pocket expenses as the Board from time to time determines.

	(5)	Subject to paragraph (2) hereof, share certificates shall be issued, in the case of an issue of shares within twenty-one (21) days (or such longer period as the terms of the issue provide) after allotment, or in the case of a transfer of fully or partly paid shares within twenty-one (21) days after delivery of a transfer to the Company, not being a transfer which the Company is for the time being entitled to refuse to register and does not register.

(6)	Notwithstanding any provision in these Bye-Laws to the contrary, a Person may by Notice to the Company elect that no certificate be issued in respect of shares registered or to be registered in his name and on receipt of such election the Company shall not be required to issue a certificate for such shares or may cancel an existing certificate without issuing another certificate in lieu thereof.

(7)	Upon every transfer of shares, the certificate held by the transferor shall be given up to be canceled, and shall forthwith be canceled accordingly, and a new certificate shall be issued to the transferee in respect of the shares transferred to him. If any of the shares included in the certificate so given up shall be retained by the transferor a new certificate for the balance shall be issued to him.

(8)	If a share certificate shall be damaged or defaced or alleged to have been lost, stolen or destroyed, a new certificate representing the same shares may be issued to the relevant Member upon request and on payment of such fee as the Designated Stock Exchange or the Board may determine to be payable, and, subject to compliance with such terms (if any) as to evidence and indemnity and to payment of the costs and reasonable out-of-pocket expenses of the Company in investigating such evidence and preparing such indemnity as the Board shall determine and, in case of damage or defacement, on delivery of the old certificate to the Company, provided always that where share warrants have been issued, no new share warrant shall be issued to replace one that has been lost, stolen or destroyed unless the Directors are satisfied beyond reasonable doubt that the original has been lost, stolen or destroyed.

REGISTER OF MEMBERS

10.	(1)	The Company shall keep in one or more books a Register of its Members and shall enter therein the following particulars:

		(a)	the name and address of each Member, the number and, where appropriate, the class or series of shares held by such Member and the amount paid or agreed to be considered as paid on such shares;

(b)	the date on which each Person was entered in the Register; and

	(c)	the date on which any Person ceased to be a Member for one year after such Person so ceased.

(2)	Subject to the Act, the Company may keep an overseas or local or other branch register of Members resident in any place, and the Board may make and vary such regulations as it determines in respect of the keeping of any such register and maintaining a Registration Office in connection therewith.

INSPECTION OF REGISTER OF MEMBERS

11.	The Register and branch register of Members, as the case may be, shall be open to inspection on every business day by Members without charge or by any other Person, upon the maximum payment permitted under the Act, subject to such reasonable restrictions as the Board may impose, so that not less then two (2) hours in each business day be allowed for inspections, at the Office or such other place in Bermuda at which the Register is kept in accordance with the Act or, if appropriate, upon the maximum payment permitted under the Act at the Registration Office. The Register, including any overseas or local or other branch register of Members, may, after Notice has been given by advertisement in an appointed newspaper and, where applicable, any other newspapers in accordance with the requirements of any Designated Stock Exchange to that effect, be closed at such times or for such periods not exceeding in the aggregate thirty (30) days in each year as the Board may determine and either generally or in respect of any class or series of shares.

RECORD DATES

12.	Notwithstanding any provision of these Bye-Laws to the contrary, the Company or the Directors may fix any date as the record date for:

	(a)	determining the Members entitled to receive any dividend, distribution, allotment or issue; and

(b)	determining the Members entitled to receive Notice of and to vote at any General Meeting of the Company.

TRANSFER OF SHARES

13.	(1)	No transfer may be made if the effect of such transfer would result in the transferee or any other Person Owning or Controlling in excess of nine and nine tenths percent (9.9%) of all of the issued and outstanding shares of the Company or Owning or Controlling shares in excess of the 9.9% Limitation and the Board may, in its absolute discretion, refuse to register such transfer, provided, however, that the foregoing limitation shall not apply to the PXRE Purpose Trust. Notwithstanding the foregoing, the Board may waive the restrictions set forth in this Bye-Law, in its discretion and on a case by case basis. One of the purposes of the 9.9% Limitation is to prevent the Company from being characterized as a controlled foreign corporation, a foreign personal holding company or a personal holding company within the meaning of the Code. Nevertheless, the Board will not be liable to the Company, its Members or any other Person whatsoever for any errors in judgment made by it in granting any waiver or waivers to the foregoing restrictions in any case so long as it has acted in good faith.

(2)	Subject to these Bye-Laws, any Member may transfer all or any of his shares by an instrument of transfer in the usual or common form or in any other form approved by the Board.

(3)	The instrument of transfer shall be executed by or on behalf of the transferor. The Board may also resolve, either generally or in any particular case, upon request by the transferor, to accept mechanically executed transfers. The transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the Register in respect thereof. Nothing in these Bye-Laws shall preclude the Board from recognizing a renunciation of the allotment or provisional allotment of any share by the allottee in favor of some other Person.

(4)	The Board may, in its absolute discretion, and without giving any reason therefor, refuse to register a transfer of any share issued under any share plan for employees upon which a restriction on transfer imposed thereby still subsists, and it may also refuse to register a transfer of any share to more than four (4) joint holders. Nothing in these Bye-Laws shall impair the settlement of transactions entered into through the facilities of a Designated Stock Exchange except as provided by such exchange.

(5)	No transfer shall be made to an infant or to a Person of unsound mind or under other legal disability, known as such by the Company.

(6)	The Board, in so far as permitted by applicable law may, in its absolute discretion, at any time and from time to time transfer any share upon the Register to any branch register or any share on any branch register to the Register or any other branch register. In the event of any such transfer, the shareholder requesting such transfer shall bear the cost of effecting the transfer unless the Board otherwise determines.

(7)	Unless the Board otherwise agrees (which agreement may be on such terms and subject to such conditions as the Board in its absolute discretion may from time to time determine, and which agreement it shall, without giving any reason therefor, be entitled in its absolute discretion to give or withhold), no shares upon the Register shall be transferred to any branch register nor shall shares on any branch register be transferred to the Register or any other branch register and all transfers and other documents of title shall be delivered for registration, and registered, in the case of any shares on a branch register, at the relevant Registration Office, and, in the case of any shares on the Register, at the Office or such other place in Bermuda at which the Register is kept in accordance with the Act.

(8)	Without limiting the generality of the preceding paragraph, the Board may decline to recognize any instrument of transfer unless:

	(a)	the instrument of transfer is in respect of only one class of share;

(b)	the instrument of transfer is delivered to the Office or such other place in Bermuda at which the Register is kept in accordance with the Act or the Registration Office (as the case may be) accompanied by the relevant share certificate(s) and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer (and, if the instrument of transfer is executed by some other Person on his behalf, the authority of that Person so to do); and

(c) if applicable, it shall be satisfied to the Board that the proposed transfer complies with the federal and state securities laws of the United States.

(9)	If the Board refuses to register a transfer of any share in accordance with these Bye-Laws, it shall, within one hundred twenty (120) days after the date on which the transfer was delivered to the Company, send to each of the transferor and transferee Notice of the refusal.

(10)	The registration of transfers of shares or of any class of shares may, after Notice has been given by advertisement in an appointed newspaper and, where applicable, any other newspapers in accordance with the requirements of any Designated Stock Exchange to that effect, be suspended at such times and for such periods (not exceeding thirty (30) days in any year) as the Board may determine.

TRANSMISSION OF SHARES

14.	(1)	If a Member dies, the survivor or survivors where the deceased was a joint holder, and his legal representatives where he was a sole or only surviving holder, will be the only Persons recognized by the Company as having any title to his interest in the shares; but nothing in this Bye-Law will release the estate of a deceased Member (whether sole or joint) from any liability in respect of any share which had been solely or jointly held by him.

	(2)	Subject to the Act, any Person becoming entitled to a share in consequence of the death or bankruptcy or winding-up of a Member may, upon such evidence as to his title being produced as may be required by the Board, elect either to become the holder of the share or to have some Person nominated by him registered as the transferee thereof. If he elects to become the holder he shall notify the Company in writing either at the Registration Office or Office, as the case may be, to that effect. If he elects to have another Person registered he shall execute a transfer of the share in favor of that Person. The provisions of these Bye-Laws relating to the transfer and registration of transfers of shares shall apply to such Notice or transfer as aforesaid as if the death or bankruptcy of the Member had not occurred and the Notice or transfer were a transfer signed by such Member.

Accordingly, no Person shall be registered as the holder of a share if the result would be that such Person or any other Person would Own or Control shares in excess of the 9.9% Limitation.

(3)	A Person becoming entitled to a share by reason of the death or bankruptcy or winding-up of a Member shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered holder of the share. However, the Board may determine to withhold the payment of any dividend payable or other advantages in respect of such share until such Person shall become the registered holder of the share or shall have effectually transferred such share, but, subject to the requirements of these Bye-Laws being met, such a Person may vote at meetings.

UNTRACEABLE MEMBERS

15.	(1)	Without prejudice to the rights of the Company under paragraph (2) of this Bye-Law, the Company may cease sending a check for dividend entitlements or dividend warrants by mail if such check or warrants have been left uncashed on two consecutive occasions. However, the Company may exercise the power to cease sending a check for dividend entitlements or dividend warrant after the first occasion on which such a check or warrant is returned undelivered.

	(2)	The Company shall have the power to sell, in such manner as the Board shall determine, any shares of a Member who is untraceable, but no such sale shall be made unless:

(a)	all checks or warrants in respect of dividends of the shares in question, being not less than three in total number, for any sum payable in cash to the holder of such shares in respect of them sent during the relevant period in the manner authorized by these Bye-Laws have remained uncashed;

(b)	so far as it is aware at the end of the relevant period, the Company has not at any time during the relevant period received any indication of the existence of the Member who is the holder of such shares or of a Person entitled to such shares by death, bankruptcy or operation of law; and

(c)	the Company, if so required by the rules governing the listing of shares on the Designated Stock Exchange, has given Notice to, and caused advertisement in newspapers in accordance with the requirements of, the Designated Stock Exchange to be made of its intention to sell such shares in the manner required by the Designated Stock Exchange, and a period of ninety (90) days or such shorter period as may be allowed by the Designated Stock Exchange has elapsed since the date of such advertisement.

For the purpose of the foregoing, the “relevant period” means the period commencing twelve years before the date of publication of the advertisement referred to in sub-paragraph (2)(c) of this Bye-Law and ending at the expiration of the period referred to in that paragraph.

(3)	To give effect to any such sale the Board may authorize a Person to transfer the said shares and an instrument of transfer signed or otherwise executed by or on behalf of such Person shall be as effective as if it had been executed by the registered holder or the Person entitled by transmission to such shares, and the purchaser shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale. The net proceeds of the sale will belong to the Company and upon receipt by the Company of such net proceeds it shall become indebted to the former Member for an amount equal to such net proceeds. No trust shall be created in respect of such debt and no interest shall be payable in respect of it and the Company shall not be required to account for any money earned from the net proceeds which may be employed in the business of the Company or as the Board shall determine. Any sale under this Bye-Law shall be valid and effective notwithstanding that the Member holding the shares sold is dead, bankrupt or otherwise under any legal disability or incapacity.

GENERAL MEETINGS OF THE MEMBERS

16.	(1)	The Board shall convene and the Company shall hold Annual General Meetings of the Members in accordance with the requirements of the Act and these Bye-Laws. The Board may, whenever it shall determine, and shall, when required by the Act or these Bye-Laws, convene a General Meeting, other than an Annual General Meeting, which shall be called a Special General Meeting. Except with the unanimous approval of the Board, all Annual or Special General Meetings of the Company shall be held in Bermuda, but under no circumstance shall any General Meeting be held in the United States.

	(2)	The Board may determine to call Special General Meetings, and Members holding at the date of delivery of the written Notice not less than one-tenth (1/10) of the paid up capital of the Company carrying the right of voting at General Meetings of the Company shall at all times have the right, by written Notice to the Board or the Secretary of the Company, to require a Special General Meeting to be called by the Board for the transaction of any business specified in such Notice; and such meeting shall be held within sixty (60) days after the deposit of such Notice. If within twenty-one (21) days of such delivery, the Board fails to proceed to convene such meeting such Members may do so in accordance with the provisions of the Act.

NOTICE OF GENERAL MEETINGS

17.	(1)	An Annual General Meeting and any Special General Meeting of the Members shall be called by not less than twenty-one (21) clear days’ Notice.

	(2)	Notice of every General Meeting shall be given in any manner permitted by these Bye-Laws to all Members other than those who, under the provisions of these Bye-Laws or the terms of issue of the shares they hold, are not entitled to receive such Notice from the Company.

	(3)	Notwithstanding that a General Meeting of the Company is called by shorter Notice than that specified in this Bye-Law, it shall be deemed to have been duly called if it is so agreed:

(a)	in the case of a meeting called as an Annual General Meeting, by all the Members entitled to attend and vote thereat;

(b) in the case of any other General Meeting, by a majority in number of the Members having the right to attend and vote at the meeting, being a majority together holding not less than ninety-five percent (95%) in nominal value of the shares giving that right.

(4)	At any Annual or Special General Meeting of the Members, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an Annual or Special General Meeting, business must be specified in the Notice of meeting (or any supplement thereto) given by or at the direction of the Board, otherwise properly brought before the meeting by or at the direction of the Board, or otherwise properly brought before the meeting by a Member. In addition to any other applicable requirements, for business to be properly brought before an Annual or Special General Meeting by a Member, the Member must have given timely Notice thereof in writing to the Secretary of the Company. To be timely, a Member’s Notice must be delivered to or mailed and received at the Registration Office of the Company, not less than sixty (60) days prior to such meeting. A Member’s Notice to the Secretary shall set forth as to each matter the Member proposes to bring before the meeting and any material interest of the Member in such business (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and record address of the Member proposing such business, (iii) a representation that the Member is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such proposal or nomination, (iv) the class and number of shares of the Company which are beneficially owned by the Member, and (v) any material interest of the Member in such business; provided, however, that Members may only give Notice to the Secretary of matters to be brought before an Annual or Special General Meeting for the purposes of this Bye-Law that are matters that are suitable and appropriate for submission to General Meetings of the Members of a publicly-quoted company as determined by the Board.

(5)	Notwithstanding anything in the Bye-Laws to the contrary, no business shall be conducted at an Annual or Special General Meeting except in accordance with the procedures set forth in this Bye-Law; provided, however, that nothing in this Bye-Law shall be deemed to preclude discussion by any Member of any business properly brought before the Annual or Special General Meeting in accordance with the procedures herein detailed.

(6)	The Chairman of an Annual or Special General Meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Bye-Law, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(7)	Any nomination or nominations of Persons for election to the Board of the Company made in accordance with the provisions of these Bye-Laws shall be deemed for the purposes of this Bye-Law to constitute business properly brought before an Annual or Special General Meeting, as the case may be.

(8)	The accidental omission to give Notice of a meeting or (in cases where instruments of proxy are sent out with the Notice) to send such instrument of proxy to, or the non-receipt of such Notice or such instrument of proxy by, any Person entitled to receive such Notice shall not invalidate any resolution passed or the proceedings at that meeting.

PROCEEDINGS AT GENERAL MEETINGS

18.	(1)	No business shall be transacted at any General Meeting unless it shall have been properly brought before the Annual or Special General Meeting in accordance with these Bye-Laws and a quorum is present when the meeting proceeds to business, but the absence of a quorum shall not preclude the appointment, choice or election of a Chairman which shall not be treated as part of the business of the meeting. Except as provided to the contrary in these Bye-Laws, Members representing a majority of the outstanding shares carrying the right to vote in the Company, represented in person or by proxy, shall constitute a quorum for all purposes. In calculating the amount of voting shares represented in person or by proxy to determine whether or not a quorum is present for purposes of this Bye-Law, the inspectors appointed in accordance with Bye-Law 19 hereof, shall calculate the number of votes represented in person or by proxy in accordance with the provisions of paragraph (4) of Bye-Law 20 hereof.

	(2)	If within five (5) minutes (or such longer time as the Chairman of the meeting may determine to wait) after the time appointed for the meeting, a quorum is not present, the meeting, if convened on the requisition of Members, shall be dissolved. In any other case, it shall stand adjourned to such other day and such other time and place as the Chairman of the meeting may determine and at such adjourned meeting two Members present in person (whatever the number of shares held by them) shall be a quorum. The Company shall give not less than seven (7) days’ Notice of any meeting adjourned through want of a quorum and such Notice shall state that two Members present in person (whatever the number of shares held by them) shall be a quorum.

(3)	Each Director shall be entitled to attend and speak at any General Meeting of the Company.

(4)	The Chairman of the Board shall preside as Chairman at every General Meeting. In his absence, the following shall preside in the order stated: the Deputy Chairman, any other Director appointed by the Board, the President, any Executive Vice President or any other Officer of the Company. If none of the foregoing is present within five (5) minutes after the time appointed for holding the meeting, or if none of them is willing to act as Chairman, the Directors present shall choose one of their number to act or if one Director only is present he shall preside as Chairman if willing to act. If no Director is present or if each of the Directors present declines to take the chair, the Persons present and entitled to vote shall elect one of their number to be Chairman.

(5)	The Chairman may, with the consent of any meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place. When a meeting is adjourned for three (3) months or more, Notice of the adjourned meeting shall be given as in the case of an original meeting.

(6)	Except as provided to the contrary in these Bye-Laws, it shall not be necessary to give any Notice of an adjournment or of the business to be transacted at an adjourned meeting.

INSPECTORS

19.	The Board may, in advance of any meeting of Members, appoint one or more inspectors to act at such meeting or any adjournment thereof. If the inspectors shall not be so appointed or if any of them shall fail to appear or act, the Chairman of the meeting may and on the request of any Member entitled to vote thereat shall, appoint inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to exercise the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all Members. On the request of the Chairman of the meeting or any Member entitled to vote thereat, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. No Director or candidate for the office of Director shall act as inspector. Inspectors need not be Members.

VOTING AT GENERAL MEETINGS

20.	(1)	Subject to these Bye-Laws and to any special rights or other restrictions as to voting for the time being attached to any shares by or in accordance with these Bye-Laws or the Act, at any General Meeting on a show of hands every Member present in person or, in the case of a Member being a corporation, by a duly authorized representative, or by proxy, shall have one vote and on a vote every Member present in person or by proxy shall have one vote for every fully paid share of which he is the holder.

	(2)	Subject to these Bye-Laws and to the Act, any matter submitted to the Members at a General Meeting for approval shall be approved by an ordinary resolution of the Members provided, however, that any matter submitted to the Members at a General Meeting for approval which relates to the amalgamation, merger or consolidation of the Company with another company or the sale, lease or exchange of all or substantially all of the assets of the Company shall be approved by at least a majority of the voting power of the then outstanding shares entitled to vote on such matter.

	(3)	A resolution put to the vote of a meeting shall be decided on a show of hands unless (before or on the declaration of the result of the show of hands or on the withdrawal of any other demand for a vote) a vote is demanded by:

(a)	the Chairman of such meeting; or

(b)	at least three (3) Members present in person or, in the case of a Member being a corporation, by its duly authorized representative, or by proxy, for the time being entitled to vote at the meeting; or

(c)	a Member or Members present in person or, in the case of a Member being a corporation by its duly authorized representative or, by proxy, and representing not less than one-tenth (1/10) of the total voting rights of all Members having the right to vote at the meeting; or

(d)	a Member or Members present in person or, in the case of a Member being a corporation by its duly authorized representative, or by proxy, and holding shares in the Company conferring a right to vote at the meeting being shares on which an aggregate sum has been paid up equal to not less than one-tenth (1/10) of the total sum paid up on all shares conferring that right.

A demand by a Person as proxy for a Member, or in the case of a Member being a corporation by its duly authorized representative, shall be deemed to be the same as a demand by a Member.

(4)	Subject to this Bye-Law, at any General Meeting each Member holding shares of the Company present, in person or by proxy, shall be entitled to such number of votes as otherwise indicated in this Bye-Law with respect to such shares, on a non-cumulative basis, for each such share registered in such Member’s name in the Register of Members, provided that, if and for so long as the votes conferred by the Controlled Shares of any Person shall exceed the Maximum Percentage applicable to such Person of the votes conferred by all of the issued and outstanding shares of the Company (reduced for any votes represented by Controlled Shares that are not entitled to vote due to the terms of this Bye-Law), each share comprised in such Controlled Shares shall confer only such fraction of a vote, such that the total combined voting rights of such Controlled Shares shall be equal to the Maximum Percentage, provided, however, that the foregoing limitation shall not apply to the PXRE Purpose Trust. The calculation of such fraction shall take into account the reduction of combined voting power of the Company’s Members by a number of votes equal to any votes represented by the Controlled Shares of such Person and any other Persons that are not entitled to vote due to the terms of these Bye-Laws and shall be made as of any date and, with respect to any record date for determining the Members entitled to vote, as of such record date, including, without limitation, for any election of directors. If, as a result of giving effect to the provisions of this Bye-Law or otherwise, the votes conferred by the Controlled Shares of a Person would otherwise represent an amount greater than the Maximum Percentage applicable to such Person, the votes conferred by the Controlled Shares of such Person shall be reduced in accordance with the foregoing provisions of this Bye-Law. Such process shall be repeated until the votes conferred by the Controlled Shares of each Person are less than or equal to the Maximum Percentage applicable to such Person. The Board shall have sole discretion as to the applicability of this Bye-Law to any Member or Person and over the manner in which any reduction in voting power of any shares is calculated. The Board shall have the authority to request any or all Members to provide information relating to their ownership of Controlled Shares and if any Member fails to fully comply with the Board’s request to provide such information, the Board may make any assumptions it deems necessary in order to determine such Member’s ownership of Controlled Shares and to calculate reductions in voting powers of shares under this Bye-Law.

(5)	Unless a vote is duly demanded and the demand is not withdrawn, a declaration by the Chairman that a resolution has been carried, or carried unanimously, or by a particular majority, or not carried by a particular majority, or lost, and an entry to that effect made in the minute book of the Company, shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded for or against the resolution.

(6)	If a vote is duly demanded, the result of the vote shall be deemed to be the resolution of the meeting at which the vote was demanded. There shall be no requirement for the Chairman to disclose the voting figures on a vote.

(7)	A vote demanded on the election of a Chairman, or on a question of adjournment, shall be taken forthwith. A vote demanded on any other question shall be taken in such manner (including the use of ballot or voting papers) and either forthwith or at such time (being not later than thirty (30) days after the date of the demand) and place as the Chairman directs. It shall not be necessary (unless the Chairman otherwise directs) for Notice to be given of a vote not taken immediately.

(8)	The demand for a vote shall not prevent the continuance of a meeting or the transaction of any business other than the question on which the vote has been demanded, and, with the consent of the Chairman, it may be withdrawn at any time before the close of the meeting or the taking of the vote, whichever is the earlier.

(9)	Where a vote is taken, votes may be given either personally or by proxy.

(10)	A Person entitled to more than one vote on a vote need not use all his votes or cast all the votes he uses in the same way. Notwithstanding the preceding sentence, nothing herein is intended to allow for cumulative voting in the election of Directors and cumulative voting in the election of Directors is expressly prohibited.

(11)	In the case of an equality of votes, whether on a show of hands or on a vote, the Chairman of such meeting shall be entitled to a second or casting vote in addition to any other vote he may have.

(12)	Where there are joint holders of any share any one of such joint holders may vote, either in person or by proxy, in respect of such share as if he were solely entitled thereto, but if more than one of such joint holders be present at any meeting the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register in respect of the joint holding. Several executors or administrators of a deceased Member in whose name any share stands shall for the purposes of this Bye-Law be deemed joint holders thereof.

(13)	A Member who is a patient for any purpose relating to mental health or in respect of whom an order has been made by any court having jurisdiction for the protection or management of the affairs of Persons incapable of managing their own affairs may vote, whether on a show of hands or on a vote, by his receiver, committee, curator bonis or other Person in the nature of a receiver, committee or curator bonis appointed by such court, and such receiver, committee, curator bonis or other Person may vote by proxy, and may otherwise act and be treated as if he were the registered holder of such shares for the purposes of General Meetings, provided that such evidence as the Board may require of the authority of the Person claiming to vote shall have been deposited at the Office, Registration Office or such other place as the Board may designate, as appropriate, not less than forty-eight (48) hours before the time appointed for holding the meeting, or adjourned meeting or vote, as the case may be.

(14)	Any Person entitled under these Bye-Laws to be registered as the holder of any shares may vote at any General Meeting in respect thereof in the same manner as if he were the registered holder of such shares, provided that at least forty-eight (48) hours before the time of the holding of the meeting or adjourned meeting, as the case may be, at which he proposes to vote, he shall satisfy the Board of his entitlement to such shares, or the Board shall have previously admitted his right to vote at such meeting in respect thereof.

(15)	No Member shall, unless the Board otherwise determines, be entitled to attend and vote and to be counted in a quorum at any General Meeting unless he is duly registered and all calls or other sums presently payable by him in respect of shares in the Company have been paid.

(16)	If: (a) any objection shall be raised to the qualification of any voter; or (b) any votes have been counted which ought not to have been counted or which might have been rejected; or (c) any votes are not counted which ought to have been counted; the objection or error shall not vitiate the decision of the meeting or adjourned meeting on any resolution unless the same is raised or pointed out at the meeting or, as the case may be, the adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the Chairman of the meeting and shall only vitiate the decision of the meeting on any resolution if the Chairman decides that the same may have affected the decision of the meeting. The decision of the Chairman on such matters shall be final and conclusive.

PROXIES AND CORPORATE REPRESENTATION

21.	(1)	Any Member entitled to attend and vote at a meeting of the Company shall be entitled to appoint another Person as his proxy to attend and vote instead of him. A Member may appoint a proxy in respect of part only of his holding of shares in the Company. A proxy need not be a Member of the Company.

	(2)	The instrument appointing a proxy shall be in writing under the hand of the appointor or of his attorney duly authorized in writing or, if the appointor is a corporation, either under its seal or under the hand of an officer, attorney or other Person authorized to sign the same. In the case of an instrument of proxy purporting to be signed on behalf of a corporation by an officer thereof it shall be assumed, unless the contrary appears, that such officer was duly authorized to sign such instrument of proxy on behalf of the corporation without further evidence of the fact.

	(3)	The instrument appointing a proxy and (if required by the Board) the power of attorney or other authority (if any) under which it is signed, or a certified copy of such power or authority, shall be delivered to such place or one of such places (if any) as may be specified for that purpose in or by way of Notice to or in any document accompanying the Notice convening the meeting (or, if no place is so specified at the Registration Office or the Office, as may be appropriate) not less than forty-eight (48) hours before the time appointed for holding the meeting or adjourned meeting at which the Person named in the instrument proposes to vote or, in the case of a vote taken subsequently to the date of a meeting or adjourned meeting, not less than twenty-four (24) hours before the time appointed for the taking of the vote, and in default the instrument of proxy shall not be treated as valid. No instrument appointing a proxy shall be valid after the expiration of one (1) year from the date named in it as the date of its execution, except at an adjourned meeting or on a vote demanded at a meeting or an adjourned meeting in cases where the meeting was originally held within one (1) year from such date. Delivery of an instrument appointing a proxy shall not preclude a Member from attending and voting in person at the meeting convened and in such event, the instrument appointing a proxy shall be deemed to be revoked.

(4)	Instruments of proxy shall be in any common form or in such other form as the Board may approve (provided that this shall not preclude the use of the two-way form) and the Board may send out with the Notice of any meeting, forms of instrument of proxy for use at the meeting. The instrument of proxy shall be deemed to confer authority to demand or join in demanding a vote and to vote on any amendment of a resolution put to the meeting for which it is given as the proxy may determine. The instrument of proxy shall, unless the contrary is stated therein, be valid as well for any adjournment of the meeting as for the meeting to which it relates.

(5)	A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal, or revocation of the instrument of proxy or of the authority under which it was executed, provided that no intimation in writing of such death, insanity or revocation shall have been received by the Company at the Office or the Registration Office (or such other place as may be specified for the delivery of instruments of proxy in the Notice convening the meeting or other document sent therewith) at least two (2) hours before the commencement of the meeting or adjourned meeting, or the taking of the vote, at which the instrument of proxy is used.

(6)	Anything which under these Bye-Laws a Member may do by proxy he may likewise do by his duly appointed attorney and the provisions of these Bye-Laws relating to proxies and instruments appointing proxies shall apply, as the case may be, in relation to any such attorney and the instrument under which such attorney is appointed.

(7)	Any corporation which is a Member of the Company may by any authorized officer authorize such Person as it may determine to act as its representative at any meeting of the Company or any class of Members of the Company. The Person so authorized shall be entitled to exercise the same powers on behalf of such corporation as the corporation could exercise if it were an individual Member of the Company and such corporation shall for the purposes of these Bye-Laws be deemed to be present in person at any such meeting if a Person so authorized is present thereat. Any reference in these Bye-Laws to a duly authorized representative of a Member being a corporation shall mean a representative authorized under the provisions of this Bye-Law.

(8)	If a clearing house is a Member, it may authorize such Person or Persons as it determines to act as its representative or representatives at any meeting of the Company or at any meeting of any class of Members provided that, if more than one Person is so authorized, the authorization shall specify the number and class of shares in respect of which each such Person is so authorized. A Person so authorized under the provisions of this Bye-Law shall be entitled to exercise the same powers on behalf of the clearing house (or its nominee) which he represents as that clearing house (or its nominee) could exercise if it were an individual Member. For the purposes of this Bye-Law, “clearing house” means any clearing house or other similar body recognized by the laws of the jurisdiction in which the shares of the Company are listed or quoted on a Designated Stock Exchange.

NOMINATION AND REMOVAL OF DIRECTORS

Amended Bye-Law 22 – December 9, 2001

22.	(1)	This Bye-law 22 shall be read subject to the terms of any special resolution of the Members relating thereto and be it further the number of Directors which shall constitute the whole Board of Directors of the Company shall be such number (not less than three (3) or more than twelve (12)) as the Company may by ordinary resolution in general meeting determine. The Board shall be divided into three classes, Class I, Class II and Class III. The number of Directors in each class shall be the whole number contained in the quotient arrived at by dividing the authorized number of Directors by three and if a fraction is also contained in such quotient, then if such fraction is one-third (1/3) the extra Director shall be a member of Class III and if the fraction is two-thirds (2/3) one of the Directors shall be member of Class III and the other shall be a member of Class II. Each Director shall serve for a term ending on the third Annual General Meeting following the annual meeting at which such Director was elected; provided however, that the initial term of each Class and the classes to which the first slate of Directors elected hereunder belong, shall be determined by the ordinary resolution of Members at the time of such initial election. The foregoing notwithstanding, each Director shall serve until his successor shall have been duly elected and qualified, unless he shall resign, become disqualified, disabled or shall otherwise be removed.

	(2)	For the purpose of the preceding paragraph, reference to the first election of Directors is to the election at the 1999 Annual General Meeting of the Company. At each annual election held thereafter, the Directors chosen to succeed those whose terms then expire shall be identified as being of the same class as the Directors they succeed. If for any reason the number of Directors in the various classes shall not conform with the formula set forth in the preceding paragraph, the Board may redesignate any Director to a different class in order that the balance of Directors in such classes shall conform thereto.

	(3)	A Director need not be a Member.

	(4)	Only Persons who are nominated in accordance with the following procedures shall be eligible for election as Directors. Nominations of Persons for election to the Board of the Company may be made at a meeting of Members called for the election of directors, or at the discretion of the Board, by any nominating committee or Person appointed by the Board, by any Member of the Company entitled to vote for the election of Director at the meeting who complies with the Notice procedures set forth in this Bye-Law. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely Notice to the Secretary of the Company. To be timely, a Member’s Notice shall be delivered to or mailed and received at the Office of the Company not less than sixty (60) days prior to such meeting. Such Member’s Notice to the Secretary shall set forth (a) as to each Person whom the Member proposes to nominate for election or re-election as a Director, (i) the name, age, business address and residence address of the Person, (ii) the principal occupation or employment of the Person, (iii) the class and number of shares of Common Shares of the Company which are beneficially owned by the Person, (iv) any other information relating to the Person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to Schedule 14A of the Exchange Act, and (v) the consent of each nominee to serve as a Director, if so elected; and (b) as to the Member giving the Notice (i) the name and record address of the Member and (ii) the class and number of shares of capital stock of the Company which are beneficially owned by the Member. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Director of the Company. No Persons shall be eligible for election as a Director of the Company unless nominated in accordance with the procedures set forth herein.

(5)	The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

(6)	The Directors shall (subject to any resolution of the Members to the contrary) have the power from time to time and at any time to appoint any Person as a Director to fill a casual vacancy on the Board, provided, however, that the number of Directors so appointed shall not exceed any maximum number determined from time to time by the Members in a General Meeting. Any Director so appointed by the Board shall hold office until the next election of the class for which such director shall have been chosen and shall then be eligible for re-election at that meeting.

(7)	Neither a Director nor an Alternate Director, as the case may be, shall be required to hold any shares of the Company by way of qualification and a Director or an Alternate Director (as the case may be) who is not a Member shall be entitled to receive Notice of and to attend and speak at any General Meeting of the Company and of all classes of shares of the Company.

(8)	Notwithstanding anything to the contrary in these Bye-Laws, the Members may only remove a Director for cause prior to the expiration of such Director’s period of office or in any agreement between the Company and such Director (but without prejudice to any claim for damages under any such agreement) at a General Meeting convened and held in accordance with these Bye-Laws at which a majority of the holders of shares entitled to vote thereon vote in favor of such action provided that the Notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director fourteen (14) days before the meeting and at such meeting such Director shall be entitled to be heard on the motion for his removal.

(9)	A vacancy on the Board created by the removal of a Director under paragraph (8) of this Bye-Law may be filled by the election or appointment by the Members at the meeting at which such Director is removed to hold office until the next election of the class for which such director shall have been chosen, but subject to any resolution of the Members to the contrary, the Board may fill any vacancy in the number left unfilled.

(10)	A retiring Director shall be eligible for re-election.

(11)	The office of a Director shall be vacated if the Director:

(a) resigns his office by Notice delivered to the Company at the Office or tendered at a meeting of the Board whereupon the Board resolves to accept such resignation; or

(b)	becomes of unsound mind (as determined by the Board in its sole discretion) or dies; or

(c)	without special leave of absence from the Board, is absent from meetings of the Board for four consecutive meetings, and the Board resolves that his office be vacated; or

(d)	becomes bankrupt or has a receiving order made against him or suspends payment or comprises with his creditors; or

(e)	is prohibited by law from being a Director; or

(f)	ceases to be a Director by virtue of any provision of the Act or is removed from office pursuant to this Bye-Law.

ALTERNATE DIRECTORS

23.	(1)	Any Director may at any time by Notice delivered to the Office or at a meeting of the Directors appoint any Person to be his alternate Director (an “Alternate Director”). Any Person so appointed shall have all the rights and powers of the Director or Directors for whom such Person is appointed in the alternative provided that such Person shall not be counted more than once in determining whether or not a quorum is present. An Alternate Director may be removed at any time by the Director who appointed him and, subject thereto, the office of Alternate Director shall continue until the next annual election of Directors or, if earlier, the date on which the relevant Director ceases to be a Director. Any appointment or removal of an Alternate Director shall be effected by Notice signed by the appointor and delivered to the Office or tendered at a meeting of the Board. An Alternate Director may also be a Director in his own right and may act as alternate to more than one other Director. An Alternate Director shall, if his appointor so requests, be entitled to receive Notices of meetings of the Board or of committees of the Board to the same extent as, but in lieu of, the Director appointing him and shall be entitled to such extent to attend and vote as a Director at any such meeting at which the Director appointing him is not personally present and generally at such meeting to exercise and discharge all the functions, powers and duties of his appointor as a Director and for the purposes of the proceedings at such meeting the provisions of these Bye-Laws shall apply as if he were a Director save that as an alternate for more than one Director his voting rights shall be cumulative.

(2)	An Alternate Director shall only be a Director for the purposes of the Act and shall only be subject to the provisions of the Act insofar as they relate to the duties and obligations of a Director when performing the functions of the Director for whom he is appointed in the alternative and shall alone be responsible to the Company for his acts and defaults and shall not be deemed to be the agent of or for the Director appointing him. An Alternate Director shall be entitled to contract and be interested in and benefit from contracts or arrangements or transactions and to be repaid expenses and to be indemnified by the Company to the same extent, as the case may be, as if he were a Director but he shall not be entitled to receive from the Company any fee in his capacity as an Alternate Director except only such part, if any, of the remuneration otherwise payable to his appointor as such appointor may by Notice to the Company from time to time direct.

(3)	Every Person acting as an Alternate Director shall have one vote for each Director for whom he acts as alternate (in addition to his own vote if he is also a Director). If his appointor is for the time being unavailable or unable to act, the signature of an Alternate Director to any resolution in writing of the Board or a committee of the Board of which his appointor is a member shall, unless the Notice of his appointment provides to the contrary, be as effective as the signature of his appointor.

(4)	An Alternate Director shall ipso facto cease to be an Alternate Director if his appointor ceases for any reason to be a Director, however, such Alternate Director or any other Person may be re-appointed by the Directors to serve as an Alternate Director provided always that, if at any meeting any Director retires but is re-elected at the same meeting, any appointment of such Alternate Director pursuant to these Bye-Laws which was in force immediately before his retirement shall remain in force as though he had not retired.

DIRECTORS’ COMPENSATION

24.	The amount, if any, of Directors’ fees, retainers, awards of shares and options, or other remuneration shall from time to time be determined by the Board. In addition, each Director shall be paid his reasonable traveling, hotel and incidental expenses in attending and returning from meetings of the Board or committees appointed by the Board, or any Annual General Meeting or Special General Meeting of the Members, and shall be paid all expenses properly and reasonably incurred by him in the conduct of the Company’s business or in the discharge of his duties as a Director. Any question as to the reasonableness of expenses as provided herein shall be a matter to be determined by the Board. Any Director who by request, goes or resides abroad for any purposes of the Company or who performs services which in the opinion of the Board go beyond the ordinary duties of a Director may be paid such extra remuneration (whether by way of salary or otherwise) as the Board may determine, and such extra remuneration shall be in addition to any remuneration provided for by or pursuant to any other Bye-Law.

DIRECTORS’ AND OFFICERS’ INTERESTS

25.	(1)	A Director may:

(a)	hold any other office or place of profit with the Company (except that of Auditor) in conjunction with his office of Director for such period and, subject to the relevant provisions of the Act, upon such terms as the Board may determine. Any remuneration (whether by way of salary or otherwise) paid to any Director in respect of any such other office or place of profit shall be in addition to any remuneration provided for by or pursuant to any other Bye-Law;

(b)	act by himself or his firm in a professional capacity for the Company (otherwise than as Auditor) and he or his firm may be remunerated for professional services as if he were not a Director;

(c)	continue to be or become a director, manager or other officer or member of any other Person whether or not promoted by the Company or in which the Company may be interested as a vendor, shareholder or otherwise and (unless otherwise agreed) no such Director shall be accountable for any remuneration or other benefits received by him as a director, manager or other officer or member of or from his interests in any such other Person. Notwithstanding anything contained in these Bye-Laws to the contrary, any Director may exercise or cause to be exercised the voting powers conferred by the shares in any other company held or owned by the Company, or exercisable by him as director of such other company in such manner in all respects as he may determine (including the exercise thereof in favor of any resolution appointing himself as a director, manager or other officer of such company, or voting or providing for the payment of remuneration to the director, managing director, joint managing director, deputy managing director, executive director, manager or other officers of such other company) and any Director may vote in favor of the exercise of such voting rights in the manner aforesaid notwithstanding that he may be, or about to be, appointed a director, manager or other officer of such a company, and that as such he is or may become interested in the exercise of such voting rights in the manner aforesaid.

(2)	Subject to the Act and to these Bye-Laws, no Director or Officer or proposed Director or Officer shall be disqualified by his office from contracting with the Company or any Subsidiary, either with regard to his tenure of any office or place of profit or as vendor, purchaser or in any other manner whatever, nor shall any such contract or any other contract or arrangement in which any Director or Officer is in any way interested be liable to be avoided, nor shall any Director or Officer so contracting or being so interested be liable to account to the Company or the Members for any remuneration, profit or other benefits realized by any such contract or arrangement by reason of such Director or Officer holding that office or of the fiduciary relationship thereby established, provided that such Director or Officer shall disclose the nature of his interest in any contract or arrangement in which he is interested in accordance with these Bye-Laws.

(3)	A Director or Officer who to his knowledge is in any way, whether directly or indirectly, interested in a contract or arrangement or proposed contract or arrangement with the Company shall declare the nature of his interest at the meeting of the Board at which the question of entering into the contract or arrangement is first considered, if he knows his interest then exists, or in any other case at the first meeting of the Board after he knows that he is or has become so interested.

(4)	For the purposes of the preceding paragraph, a Director shall furnish Notice to the Board to the effect that: (a) he is a member or officer of a specified company or firm and is to be regarded as interested in any contract or arrangement which may after the date of the Notice be made with that company or firm; or (b) he is to be regarded as interested in any contract or arrangement which may after the date of the Notice be made with a specified Person who is connected with him; and such Notice shall be deemed to be a sufficient declaration of interest under these Bye-Laws in relation to any such contract or arrangement, provided that no such Notice shall be effective unless either it is given at a meeting of the Board or the Director or Officer takes reasonable steps to secure that it is brought up and read at the next Board meeting after it is given.

GENERAL POWERS OF THE BOARD OF DIRECTORS

26.	(1)	The business of the Company shall be managed and conducted by the Board, which may exercise all powers of the Company (whether relating to the management of the business of the Company or otherwise) which are not by the Act or by these Bye-Laws required to be exercised by the Company in a General Meeting, subject nevertheless to the provisions of the Act and of these Bye-Laws and to such regulations being not inconsistent with such provisions as may be prescribed by the Company in a General Meeting. No regulations made by the Company in a General Meeting shall invalidate any prior act of the Board which would have been valid if such regulations had not been made. The general powers given by this Bye-Law shall not be limited or restricted by any special authority or power given to the Board by any other Bye-Law.

	(2)	Any Person contracting or dealing with the Company in the ordinary course of business shall be entitled to rely on any written or oral contract or agreement or deed, document or instrument entered into or executed as the case may be by any Officer acting on behalf of the Company and the same shall be deemed to be validly entered into or executed by the Company as the case may be and shall, subject to applicable law, be binding on the Company; provided, however, that no such contract or agreement or deed, document or instrument may be executed on the Company’s behalf within the United States unless specifically authorized by resolution of the Board.

	(3)	Without prejudice to the general powers conferred by these Bye-Laws it is hereby expressly declared that the Board shall have the following powers, namely:

(a) to give to any Person (including, without limitation, any Director, Officer, or employee) the right or option of requiring at a future date that an allotment shall be made to him of any share at par or at such premium as may be agreed; and

	(b)	to give to any Director, Officer or employee of the Company an interest in any particular business or transaction or participation in the profits thereof or in the general profits of the Company either in addition to or in substitution for a salary or other remuneration.

(4)	The Board may by power of attorney appoint under the Seal any company, firm or Person or body of Persons, whether nominated directly or indirectly by the Board, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Bye-Laws) and for such period and subject to such conditions as it may determine, and any such power of attorney may contain such provisions for the protection and convenience of Persons dealing with any such attorney as the Board may determine, and may also authorize any such attorney to sub-delegate all or any of the powers, authorities and discretions vested in him. Such attorney or attorneys may, if so authorized under the Seal of the Company, execute any deed or instrument under their personal seal with the same effect as the affixation of the Company’s Seal.

(5)	The Board may entrust to and confer upon any Director any of the powers exercisable by it upon such terms and conditions and with such restrictions as it may determine, and either collaterally with, or to the exclusion of, its own powers, and may from time to time revoke or vary all or any of such powers but no Person dealing in good faith and without Notice of such revocation or variation shall be affected thereby.

(6)	All checks, promissory notes, drafts, bills of exchange and other instruments, whether negotiable or transferable or not, and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as the Board shall from time to time by resolution determine. The Company’s banking accounts shall be kept with such banks or other financial institutions as the Board shall from time to time determine.

(7)	The Board may establish or join with other companies (including any of its Subsidiaries or other affiliated companies) in establishing and making contributions out of the Company’s monies to any plans or funds for providing pensions, life insurance or other benefits for employees (which expression as used in this and the following paragraph shall include any Director or ex-Director who may hold or have held any executive office or any office of profit under the Company or any of its Subsidiaries) and ex-employees of the Company or any of its Subsidiaries and their dependents or any class or classes of such Persons.

(8)	The Board may pay, enter into agreements to pay or make grants of revocable or irrevocable, and either subject or not subject to any terms or conditions, pensions or other benefits to employees and ex-employees of the Company or any of its Subsidiaries and their dependents, or to any of such Persons, including pensions or benefits additional to those, if any, to which such employees or ex-employees or their dependents are or may become entitled under any such plan or fund as mentioned in the preceding paragraph. Any such pension or benefit may, as the Board considers desirable, be granted to an employee either before and in anticipation of or upon or at any time after his actual retirement.

(9)	The Board may exercise all the powers of the Company to raise or borrow money and to mortgage or charge all or any part of the undertaking, property and assets (present and future) and uncalled capital of the Company and, subject to the Act, to issue debentures, bonds and other securities, whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party.

(10)	Debentures, bonds and other securities may be made assignable free from any equities between the Company and the Person to whom the same may be issued.

(11)	Any debentures, bonds or other securities may be issued at a discount (other than shares), premium or otherwise and with any special privileges as to redemption, surrender, drawings, allotment of shares, attending and voting at General Meetings of the Company, appointment of Directors and otherwise as the Board may determine by resolution.

PROCEEDINGS OF THE BOARD OF DIRECTORS

27.	(1)	The Board may meet for the conduct of business, adjourn and otherwise regulate its meetings as it considers appropriate. Actions to be taken at any meeting shall be determined by a majority of votes cast, provided a quorum is present. ~~Meetings of the Board of Directors of the Company shall be held outside the United States.~~

	(2)	A meeting of the Board may be convened by the Secretary on request of the President or by any two (2) Directors, provided that no business shall be transacted at a Board meeting unless not less than seven (7) clear days’ Notice of the meeting shall be given to each Director with reasonable details of the business to be transacted and provided further that any Director may by Notice to the Company agree that no Notice needs, or any shorter Notice specified in a Notice may, be given to him. The Secretary shall convene a meeting of the Board, of which Notice may be given in writing or by telephone or in such other manner as the Board may from time to time determine, whenever he shall be required so hereunder. Any Director may waive Notice of any meeting either prospectively or retrospectively.

	(3)	The quorum necessary for the transaction of the business of the Board may be fixed by the Board and, unless so fixed at any other number, shall be a majority of the Directors. An Alternate Director shall be counted in a quorum in the case of the absence of a Director for whom he is the alternate provided that he shall not be counted more than once for the purpose of determining whether or not a quorum is present.

	(4)	Directors may participate in any meeting of the Board by means of a conference telephone or other communications equipment through which all Persons participating in the meeting can communicate with each other simultaneously and instantaneously and, for the purpose of counting a quorum, such participation shall constitute presence at a Meeting as if those participating were present in person. ~~; provided, however, that no Director may participate in any meeting of the Board while physically present in the United States.~~

	(5)	Any Director who ceases to be a Director at a Board meeting may continue to be present and to act as a Director and be counted in the quorum until the termination of such Board meeting if no other Director objects and if otherwise a quorum of Directors would not be present.

	(6)	The continuing Directors or a sole continuing Director may act notwithstanding any vacancy in the Board but, if and so long as the number of Directors is reduced below the minimum number fixed by or in accordance with these Bye-Laws, the continuing Directors or Director, notwithstanding that the number of Directors is below the number fixed by or in accordance with these Bye-Laws as the quorum or that there is only one continuing Director, may act for the purpose of filling vacancies in the Board or of summoning General Meetings of the Company but not for any other purpose.

(7)	The Board may elect a Chairman and a Deputy Chairman of its meetings and determine the period for which they are respectively to hold such office. If no Chairman or Deputy Chairman is elected, or if at any meeting neither the Chairman nor any Deputy Chairman is present within five (5) minutes after the time appointed for holding the same, the Directors present may choose one of their number to be Acting Chairman of the meeting.

(8)	A meeting of the Board at which a quorum is present shall be competent to exercise all the powers, authorities and discretions for the time being vested in or exercisable by the Board.

(9)	The Board may delegate any of its powers, authorities and discretions to committees (including, but not limited to, an Executive Committee, an Audit Committee, a Human Resources Committee, and an Investment Committee), consisting of Directors or Officers or other persons as it may determine, and they may, from time to time, revoke such delegation or revoke the appointment of and discharge any such committees either wholly or in part, and either as to Persons or purposes. Any committee so formed shall, in the exercise of the powers, authorities and discretions so delegated, conform to any regulations which may be imposed on it by the Board.

(10)	All acts done by any such committee in conformity with such regulations, and in fulfillment of the purposes for which it was appointed, but not otherwise, shall have like force and effect as if done by the Board, and the Board shall have power to remunerate the members of any such committee, and charge such remuneration to the current expenses of the Company.

(11)	The meetings and proceedings of any committee consisting of two (2) or more members shall be governed by the provisions contained in these Bye-Laws for regulating the meetings and proceedings of the Board so far as the same are applicable and are not superseded by any regulations imposed by the Board under the preceding paragraph.

(12)	A resolution in writing signed outside the United States by all the Directors (except such as are temporarily unable to act through ill-health or disability), (provided that such number is sufficient to constitute a quorum and further provided that a copy of such resolution has been given or the contents thereof communicated to all the Directors for the time being entitled to receive Notices of Board meetings in the same manner as Notices of meetings are required to be given by these Bye-Laws) shall be as valid and effectual as if a resolution had been passed at a meeting of the Board duly convened and held. Such resolution may be contained in one document or in several documents in like form each signed by one or more of the Directors and for this purpose a facsimile signature of a Director shall be treated as valid.

(13)	All acts bona fide done by the Board or by any committee or by any Person acting as a Director or member of a committee, shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any member or the Board or such committee or Person acting as aforesaid or that they or any of them were disqualified or had vacated office, be as valid as if every such Person had been duly appointed and was qualified and had continued to be a Director or member of such committee.

OFFICERS

28.	(1)	The Officers of the Company shall consist of the Chairman, President, Chief Executive Officer, Executive Vice-President(s), Senior Vice President(s), Vice President(s), Chief Financial Officer and Secretary and such additional Officers (who may or may not be Directors) as the Board may from time to time determine, all of whom shall be deemed to be Officers for the purposes of the Act and these Bye-Laws.

	(2)	The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board or another Officer from time to time.

	(3)	The authority of any Officer of the Company so long as such Officer shall be physically present in the United States, shall be limited to maintaining an oversight and review of and providing recommendations and information to the Board, but not to any third party, regarding the affairs of the Company pertaining to any of its Subsidiaries incorporated in the United States and otherwise to enable the Company to fulfill its role as the holder of shares of such Subsidiaries. Such Officer while physically present in the United States shall have no authority (i) to negotiate or conclude contracts in the name of the Company (or any of its Subsidiaries not incorporated in the United States) or otherwise bind the Company (or any of its Subsidiaries not incorporated in the United States), or (ii) to conduct or manage any activities of the Company (or any of its Subsidiaries not incorporated in the United States), or (iii) to act in any way which might result in the Company (or any of its Subsidiaries not incorporated in the United States) being considered to be engaged in a trade or business in the United States within the meaning of the Code. Any purported action or contract done or made by such Officer or any other duly appointed Officer of the Company in violation of the provisions hereof shall be null and void ab initio and the Company or any of its Subsidiaries shall in no way be bound or affected by any such action or contract done or made in violation hereof.

	(4)	The Directors shall, as soon as may be after each appointment or election of Directors, elect the Officers of the Company, and a Chairman and a Deputy Chairman of the Board of Directors.

	(5)	The Officers shall receive such remuneration as the Directors may from time to time determine.

	(6)	The Company may in accordance with the Act appoint a resident representative ordinarily resident in Bermuda and the resident representative shall maintain an office in Bermuda and comply with the provisions of the Act. The Company shall provide the resident representative with such documents and information as the resident representative may require in order to be able to comply with the provisions of the Act. The resident representative shall be entitled to have Notice of, attend and be heard at all meetings of the Board or meetings of the Members.

(7)	The Secretary, or an Assistant Secretary, shall attend all meetings of the Members and of the Board (and its committees) and shall keep correct minutes of such meetings and enter the same in the proper books provided for the purpose. The Secretary shall perform such other duties as are prescribed by the Act or these Bye-Laws or as may be prescribed by the Board.

(8)	The Chairman or the Deputy Chairman of the Board of Directors, as the case may be, shall act as chairman at all meetings of the Members and of the Directors at which he is present. In the absence of both the Chairman and the Deputy Chairman, a chairman shall be appointed or elected by those present at the meeting.

(9)	The Officers of the Company shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Directors or another Officer from time to time.

(10)	Any provision of the Act or of these Bye-Laws requiring or authorizing a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same Person acting both as Director and as or in place of the Secretary.

REGISTER OF DIRECTORS AND OFFICERS

29.	(1)	The Board shall cause to be kept in one or more books at its Office a Register of Directors and Officers and shall enter therein the particulars required by the Act.

	(2)	The Register of Directors and Officers shall be open to inspection at the Office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two (2) hours in each business day be allowed for inspection.

MINUTES

30.	The Board shall cause Minutes to be duly entered in books provided for the purpose: (i) of all elections and appointments of Officers; (ii) of the names of the Directors present at each meeting of the Directors and of any committee appointed by the Board; and (iii) of all resolutions and proceedings of each General Meeting of the Members, meetings of the Board and meetings of committees of the Board.

SEAL

31.	(1)	The Company shall have one or more Seals, as the Board may determine. For the purpose of sealing documents creating or evidencing securities issued by the Company, the Company may have a securities seal which is a facsimile of the Seal of the Company with the addition of the words “Corporate Seal” on its face or in such other form as the Board may approve. The Board shall provide for the custody of each Seal and no Seal shall be used without the authority of the Board or of a committee of the Board authorized by the Board in that regard. Except as otherwise provided in these Bye-Laws, any instrument to which a Seal is affixed shall be signed autographically by one Officer and the Secretary or by two Officers or by such other Person or Persons as the Board may appoint, either generally or in any particular case, save that as regards any certificates for shares or debentures or other securities of the Company the Board may by resolution determine that such signatures or either of them shall be dispensed with or affixed by some method or system of mechanical signature. Every instrument executed in manner provided by this Bye-Law shall be deemed to be sealed and executed with the authority of the Board previously given.

	(2)	Where the Company has a Seal for use abroad, the Board may by writing under the Seal appoint any agent or committee abroad to be the duly authorized agent of the Company for the purpose of affixing and using such Seal and the Board may impose restrictions on the use thereof as it may determine. Wherever in these Bye-Laws reference is made to the Seal, the reference shall, when and so far as may be applicable, be deemed to include any such other Seal as aforesaid.

	(3)	Any Officer or any Person appointed by the Board for the purpose may authenticate (by affixing the seal or otherwise) any documents affecting the constitution of the Company and any resolution passed by the Company or the Board or any committee, and any books, records, documents and accounts relating to the business of the Company, and to certify copies thereof or extracts therefrom as true copies or extracts. A document purporting to be a copy of a resolution, or an extract from the minutes of a meeting, of the Company or of the Board or any committee which is so certified shall be conclusive evidence in favor of all Persons dealing with the Company upon the faith thereof that such resolution has been duly passed or, as the case may be, that such minutes or extract is a true and accurate record of proceedings at a duly constituted meeting.

DESTRUCTION OF DOCUMENTS

32.	The Company shall be entitled to destroy the following documents at the following times:

	(a)	any share certificate which has been canceled at any time after the expiration of one (1) year from the date of such cancellation;

(b)	any dividend mandate or any variation or cancellation thereof or any notification of change of name or address at any time after the expiration of two (2) years from the date such mandate, variation, cancellation or notification was recorded by the Company;

(c)	any instrument of transfer of shares which has been registered at any time after the expiration of seven (7) years from the date of registration;

(d)	any allotment letters after the expiration of seven (7) years from the date of issue thereof; and

(e)	copies of powers of attorney, grants of probate and letters of administration at any time after the expiration of seven (7) years after the account to which the relevant power of attorney, grant of probate or letters of administration related has been closed;

and it shall conclusively be presumed in favor of the Company that every entry in the Register purporting to be made on the basis of any such documents so destroyed was duly and properly made and every share certificate so destroyed was a valid certificate duly and properly canceled and that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company; provided, however, that: (1) the foregoing provisions of this Bye-Law shall apply only to the destruction of a document in good faith and without Notice to the Company that the preservation of such document was relevant to a claim; (2) nothing contained in this Bye-Law shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of proviso (1) above are not fulfilled; and (3) references in this Bye-Law to the destruction of any document include references to its disposal in any manner.

DIVIDENDS AND OTHER DISTRIBUTIONS

33.	(1)	Subject to the Act, the Board may from time to time declare dividends in any currency or property to be paid to the Members. The Board may also make a distribution to the Members out of any contributed surplus (as ascertained in accordance with the Act).

	(2)	No dividend shall be paid or other distribution made out of contributed surplus if to do so would render the Company unable to pay its liabilities as they become due or the realizable value of its assets would thereby become less than the aggregate of its liabilities and its issued share capital and share premium accounts.

	(3)	Except in so far as the rights attaching to, or the terms of issue of, any share otherwise provide:

(a) all dividends shall be declared and paid according to the amounts paid; and

(b)	all dividends shall be apportioned and paid pro rata according to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid.

(4)	The Board may from time to time pay to the Members such interim dividends as appear to the Board to be justified by the profits of the Company and in particular (but without prejudice to the generality of the foregoing) if at any time the share capital of the Company is divided into different classes, the Board may pay such interim dividends in respect of those shares in the capital of the Company which confer on the holders thereof deferred or non-preferential rights as well as in respect of those shares which confer on the holders thereof preferential rights with regard to dividends and provided that the Board acts bona fide the Board shall not incur any responsibility to the holders of shares conferring any preference for any damage that they may suffer by reason of the payment of an interim dividend on any shares having deferred or non-preferential rights and may also pay any fixed dividend which is payable on any shares of the Company quarterly or on any other dates, whenever such profits, in the opinion of the Board, justifies such payment.

(5)	The Board may deduct from any dividend or other monies payable to a Member by the Company on or in respect of any shares all sums of money (if any) presently payable by him to the Company on account of calls or otherwise.

(6)	No dividend or other monies payable by the Company on or in respect of any share shall bear interest against the Company.

(7)	Any dividend, interest or other sum payable in cash to the holder of shares may be paid by check or warrant sent through the mail addressed to the holder at his registered address or, in the case of joint holders, addressed to the holder whose name stands first in the Register in respect of the shares at his address as appearing in the Register or addressed to such Person and at such address as the holder or joint holders may in writing direct. Every such check or warrant shall, unless the holder or joint holders otherwise direct, be made payable to the order of the holder or, in the case of joint holders, to the order of the holder whose name stands first on the Register in respect of such shares, and shall be sent at his or their risk and payment of the check or warrant by the bank on which it is drawn shall constitute a good discharge to the Company notwithstanding that it may subsequently appear that the same has been stolen or that any endorsement thereon has been forged. Any one of two or more joint holders may give effectual receipts for any dividends or other monies payable or property distributable in respect of the shares held by such joint holders.

(8)	All dividends or bonuses unclaimed for one (1) year after having been declared may be invested or otherwise made use of by the Board for the benefit of the Company until claimed. Any dividend or bonuses unclaimed after a period of six (6) years from the date of declaration shall be forfeited and shall revert to the Company. The payment by the Board of any unclaimed dividend or other sums payable on or in respect of a share into a separate account shall not constitute the Company a trustee in respect thereof.

(9)	Whenever the Board has resolved that a dividend be declared or paid, the Board may further resolve that such dividend be satisfied wholly or in part by the distribution of specific assets of any kind and in particular of paid up shares, debentures or warrants to subscribe securities of the Company or any other company, or in any one or more of such ways, and where any difficulty arises in regard to the distribution the Board may settle the same as it thinks expedient, and in particular may issue certificates in respect of fractions of shares, disregard fractional entitlements or round the same up or down, and may fix the value for distribution of such specific assets, or any part thereof, and may determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all parties, and may vest any such specific assets in trustees as may seem expedient to the Board and may appoint any Person to sign any requisite instruments of transfer and other documents on behalf of the Persons entitled to the dividend, and such appointment shall be effective and binding on the Members. The Board may resolve that no such assets shall be made available to Members with registered addresses in any particular territory or territories where, in the absence of a registration statement or other special formalities, such distribution of assets would or might, in the opinion of the Board, be unlawful or impracticable and in such event the only entitlement of the Members aforesaid shall be to receive cash payments as aforesaid. Members affected as a result of the foregoing sentence shall not be or be deemed to be a separate class of Members for any purpose whatsoever.

(10)	Whenever the Board has resolved that a dividend be declared or paid on any class of the share capital of the Company, the Board may further resolve either:

(a) that such dividend be satisfied wholly or in part in the form of an allotment of shares credited as fully paid up, provided that the shareholders entitled thereto will be entitled to elect to receive such dividend (or part thereof if the Board so determines) in cash in lieu of such allotment. In such case, the following provisions shall apply:

(i)	the basis of any such allotment shall be determined by the Board;

(ii)	the Board, after determining the basis of allotment, shall give not less than two (2) weeks’ Notice to the holders of the relevant shares of the right of election accorded to them, and shall send with such Notice, forms of election and specify the procedure to be followed and the place at which and the latest date and time by which duly completed forms of election must be delivered in order to be effective;

(iii)	the right of election may be exercised in respect of the whole or part of that portion of the dividend in respect of which the right of election has been accorded; and

(iv)	the dividend (or that part of the dividend to be satisfied by the allotment of shares as aforesaid) shall not be payable in cash on shares in respect whereof the cash election has not been duly exercised (“the non-elected shares”) and in satisfaction thereof shares of the relevant class shall be allotted credited as fully paid up to the holders of the non-elected shares on the basis of allotment determined as aforesaid and for such purpose the Board shall capitalize and apply out of any part of the undivided profits of the Company (including profits carried and standing to the credit of any reserves or other special account other than the Subscription Rights Reserve) as the Board may determine, such sum as may be required to pay up in full the appropriate number of shares of the relevant class for allotment and distribution to and amongst the holders of the non-elected shares on such basis; or

(b)	that the shareholders entitled to such dividend shall be entitled to elect to receive an allotment of shares credited as fully paid up in lieu of the whole or such part of the dividend as the Board may determine. In such case, the following provisions shall apply:

(i)	the basis of any such allotment shall be determined by the Board;

(ii)	the Board, after determining the basis of allotment, shall give not less than fourteen (14) days’ Notice to the holders of the relevant shares of the right of election accorded to them and shall send with such Notice forms of election and specify the procedure to be followed and the place at which and the latest date and time by which duly completed forms of election must be delivered in order to be effective;

(iii)	the right of election may be exercised in respect of the whole or part of that portion of the dividend in respect of which the right of election has been accorded; and

(iv)	the dividend (or that part of the dividend in respect of which a right of election has been accorded) shall not be payable in cash on shares in respect whereof the share election has been duly exercised (“the elected shares”) and in lieu thereof shares of the relevant class shall be allotted credited as fully paid up to the holders of the elected shares on the basis of allotment determined as aforesaid and for such purpose the Board shall capitalize and apply out of any part of the undivided profits of the Company (including profits carried and standing to the credit of any reserves or other special account other than the Subscription Rights Reserve) as the Board may determine, such sum as may be required to pay up in full the appropriate number of shares of the relevant class for allotment and distribution to and amongst the holders of the elected shares on such basis.

(11)	(a)	The shares allotted under paragraph (10) of this Bye-Law shall rank pari passu in all respects with shares of the same class (if any) then in issue save only as regards participation in the relevant dividend or in any other distributions, bonuses or rights paid, made, declared or announced prior to or contemporaneously with the payment or declaration of the relevant dividend unless, contemporaneously with the announcement by the Board of their proposal under paragraph (10) of this Bye-Law in relation to the relevant dividend or contemporaneously with their announcement of the distribution, bonus or rights in question, the Board shall specify that the shares to be allotted under paragraph (10) of this Bye-Law shall rank for participation in such distribution, bonus or rights.
(b) The Board may do all acts and things considered necessary or expedient to give effect to any capitalization under paragraph (10) of this Bye-Law, with full power to the Board to make such provisions as it determines in the case of shares becoming distributable in fractions (including provisions whereby, in whole or in part, fractional entitlements are aggregated and sold and the net proceeds distributed to those entitled, or are disregarded or rounded up or down or whereby the benefit of fractional entitlements accrues to the Company rather than to the Members concerned). The Board may authorize any Person to enter into on behalf of all Members interested, an agreement with the Company providing for such capitalization and matters incidental thereto and any agreement made pursuant to such authority shall be effective and binding on all concerned.

(12)	The Board may resolve in respect of any particular dividend of the Company that notwithstanding the provisions of paragraph (10) of this Bye-Law such dividend may be satisfied wholly in the form of an allotment of shares credited as fully paid up without offering any right to shareholders to elect to receive such dividend in cash in lieu of such allotment.

(13)	The Board may on any occasion determine that rights of election and the allotment of shares under paragraph (10) of this Bye-Law shall not be made available or made to any shareholders with registered addresses in any territory where, in the absence of a registration statement or other special formalities, the circulation of an offer of such rights of election or the allotment of shares would or might, in the opinion of the Board, be unlawful or impracticable, and in such event the provisions aforesaid shall be read and construed subject to such determination. Members affected as a result of the foregoing sentence shall not be or be deemed to be a separate class of Members for any purpose whatsoever.

(14)	Any resolution declaring a dividend on shares of any class may specify that the same shall be payable or distributable to the Persons registered as the holders of such shares at the close of business on a particular date, notwithstanding that it may be a date prior to that on which the resolution is passed, and thereupon the dividend shall be payable or distributable to them in accordance with their respective holdings so registered, but without prejudice to the rights inter se in respect of such dividend of transferors and transferees of any such shares. The provisions of this Bye-Law shall, as the case may be, apply to bonuses, capitalization issues, distributions of realized capital profits or offers or grants made by the Company to the Members.

(15)	Before declaring any dividend, the Board may set aside out of the profits of the Company such sums as it determines as reserves which shall, at the discretion of the Board, be applicable for any purpose to which the profits of the Company may be properly applied and pending such application may, also at such discretion, either be employed in the business of the Company or be invested in such investments as the Board may from time to time determine and so that it shall not be necessary to keep any investments constituting the reserve or reserves separate or distinct from any other investments of the Company. The Board may also, without placing the same to reserves, carry forward any profits which it may think prudent not to distribute.

CAPITALIZATION

34.	(1)	The Board may resolve to capitalize any part of the amount for the time being standing to the credit of any reserve account or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up (i) unissued shares, debentures or other obligations to be allotted or distributed fully paid pro rata to the Members or any class of Members or (ii) in full or partly paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or other distribution. In addition, the Board may, subject to the Act, resolve to capitalize any part of the amount for the time being standing to the credit of the Company’s share premium account by applying such sum in paying up unissued shares to be issued to the Members, or class of Members, as fully paid bonus shares.

	(2)	The Board may settle, as it considers appropriate, any difficulty arising in regard to any distribution under the preceding paragraph and in particular may issue certificates in respect of fractions of shares or authorize any Person to sell and transfer any fractions or may resolve that the distribution should be as nearly as may be practicable in the correct proportion but not exactly so or may ignore fractions altogether, and may determine that cash payments shall be made to any Members in order to adjust the rights of all parties, as may seem expedient to the Board. The Board may appoint any Person to sign on behalf of the Persons entitled to participate in the distribution any contract necessary or desirable for giving effect thereto and such appointment shall be effective and binding upon the Members.

ACCOUNTING RECORDS

35.	(1)	The Board shall cause true accounts to be kept of the sums of money received and expended by the Company, and the matters in respect of which such receipts and expenditures take place, and of the property, assets, credits and liabilities of the Company and of all other matters required by the Act or necessary to give a true and fair view of the Company’s affairs and to explain its transactions.

	(2)	The accounting records shall be kept at the Office or, subject to the Act, at such other place or places as the Board decides outside of the United States and shall always be open to inspection by the Directors of the Company. No Member (other than a Director of the Company) shall have any right of inspecting any accounting record or book or document of the Company except as conferred by law or authorized by the Board or the Company in a General Meeting.

	(3)	Subject to the Act, a printed copy of the balance sheet and profit and loss account, including every document required by law to be annexed thereto, made up to the end of the applicable financial year and containing a summary of the assets and liabilities of the Company under convenient headings and a statement of income and expenditures, together with a copy of the Auditors’ report, shall be sent to each Person entitled thereto at least twenty-one (21) days before the date of the Annual General Meeting and laid before the Company at such meeting in accordance with the requirements of the Act provided that this Bye-Law shall not require a copy of those documents to be sent to any Person of whose address the Company is not aware or to more than one of the joint holders of any shares or debentures.

AUDIT

36.	(1)	Subject to the Act, at the Annual General Meeting or at a subsequent Special General Meeting in each year, the Members shall appoint an Auditor to audit the accounts of the Company and such Auditor shall hold office until the Members appoint another Auditor. Such Auditor may be a Member but no Director or Officer or employee of the Company shall, during his continuance in office, be eligible to act as an Auditor of the Company.

	(2)	Subject to the Act, a Person, other than a retiring Auditor, shall not be capable of being appointed Auditor at an Annual General Meeting unless Notice of an intention to nominate that Person to the office of Auditor has been given not less than fourteen (14) days before the Annual General Meeting and furthermore, the Company shall send a copy of any such Notice to the retiring Auditor.

	(3)	The Members, by a resolution passed by at least two-thirds of the votes cast at a General Meeting of which notice specifying the intention to pass such resolution was given, may remove the Auditor at any time before the expiration of his term of office and shall by ordinary resolution at that meeting appoint another Auditor in his stead for the remainder of his term, provided that, not less than twenty-one (21) days before the date of the meeting, notice in writing of the proposed resolution is given to the incumbent auditor and to the auditor proposed to be appointed.

(4)	Subject to the Act, the accounts of the Company shall be audited at least once in every year.

(5)	The remuneration of the Auditor shall be fixed by the Company in a General Meeting or in such manner as the Members may determine.

(6)	If the office of Auditor becomes vacant by the resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the Directors shall as soon as practicable convene a Special General Meeting to fill the vacancy.

(7)	The statement of income and expenditures and the balance sheet provided for by these Bye-Laws shall be examined by the Auditor and compared by him with the books, accounts and vouchers relating thereto; and he shall make a written report thereon stating whether such statement and balance sheet are drawn up so as to present fairly the financial position of the Company and the results of its operations for the period under review and, in case information shall have been called for from Directors or Officers of the Company, whether the same has been furnished and has been satisfactory. The financial statements of the Company shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards and the report of the Auditor shall be submitted to the Members in a General Meeting. The generally accepted auditing standards referred to herein may be those of a country or jurisdiction other than Bermuda. If so, the financial statements and the report of the Auditor should disclose this fact and name such country or jurisdiction.

(8)	The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto; and he may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.

NOTICES

37.	(1)	Any Notice from the Company to a Member shall be given in writing or by cable, telex or facsimile transmission message and any such Notice and (where appropriate) any other document may be served or delivered by the Company on or to any Member either personally or by sending it through the mail or other courier service in a prepaid envelope addressed to such Member at his registered address as appearing in the Register or at any other address supplied by him to the Company for the purpose or, as the case may be, by transmitting it to any such address or transmitting it to any telex or facsimile transmission number supplied by him to the Company for the giving of Notice to him or which the Person transmitting the Notice reasonably and bona fide believes at the relevant time will result in the Notice being duly received by the Member or may also be served by advertisement in appointed newspapers (as defined in the Act) or in accordance with the requirements of any Designated Stock Exchange. In the case of joint holders of a share all Notices shall be given to that one of the joint holders whose name stands first in the Register and Notice so given shall be deemed a sufficient service on or delivery to all the joint holders.

(2)	Any Notice or other document:

	(a)	if served or delivered by mail, shall be sent airmail where appropriate and shall be deemed to have been served or delivered on the day following that on which the envelope containing the same, properly prepaid and addressed, is put into the mail; in proving such service or delivery it shall be sufficient to prove that the envelope or wrapper containing the Notice or document was properly addressed and put into the mail and a certificate in writing signed by the Secretary or other Officer of the Company or other Person appointed by the Board that the envelope or wrapper containing the Notice or other document was so addressed and put into the mail shall be conclusive evidence thereof; and

	(b)	if served or delivered in any other manner contemplated by these Bye-Laws, shall be deemed to have been served or delivered at the time of personal service or delivery or, as the case may be, at the time of the relevant dispatch or transmission; and in proving such service or delivery a certificate in writing signed by the Secretary or other Officer of the Company or other Person appointed by the Board as to the fact and time of such service, delivery, dispatch or transmission shall be conclusive evidence thereof.

(3)	Any Notice or other document delivered or sent by mail to or left at the registered address of any Member in pursuance of these Bye-Laws shall, notwithstanding that such Member is then dead or bankrupt or that any other event has occurred, and whether or not the Company has Notice of the death or bankruptcy or other event, be deemed to have been duly served or delivered in respect of any share registered in the name of such Member as sole or joint holder unless his name shall, at the time of the service or delivery of the Notice or document, have been removed from the Register as the holder of the share, and such service or delivery shall for all purposes be deemed a sufficient service or delivery of such Notice or document on all Persons interested (whether jointly with or as claiming through or under him) in the share.

(4)	A Notice may be given by the Company to the Person entitled to a share in consequence of the death, mental disorder or bankruptcy of a Member by sending it through the mail in a prepaid letter, envelope or wrapper addressed to him by name, or by the title of the representative of the deceased, or trustee of the bankrupt, or by any like description, at the address, if any, supplied for the purpose by the Person claiming to be so entitled, or (until such an address has been so supplied) by giving the Notice in any manner in which the same might have been given if the death, mental disorder or bankruptcy had not occurred.

(5)	Any Person who by operation of law, transfer or other means whatsoever shall become entitled to any share shall be bound by every Notice in respect of such share which prior to his name and address being entered on the Register shall have been duly given to the Person from whom he derives his title to such share.

(6)	For the purposes of these Bye-Laws, a cable or telex or facsimile transmission message purporting to come from a holder of shares or, as the case may be, a Director or Alternate Director, or, in the case of a corporation which is a holder of shares from a director or the secretary thereof or a duly appointed attorney or duly authorized representative thereof for it and on its behalf, shall in the absence of express evidence to the contrary available to the Person relying thereon at the relevant time be deemed to be a document or instrument in writing signed by such holder or Director or Alternate Director or in the terms in which it is received.

WINDING UP

38.	(1)	The Board shall have power in the name and on behalf of the Company to present a petition to the court for the Company to be wound up.

	(2)	A resolution that the Company be wound up by the court or be wound up voluntarily shall be a special resolution.

	(3)	If the Company shall be wound up (whether the liquidation is voluntary or by the court) the liquidator may, with the authority of a special resolution and any other sanction required by the Act, divide among the Members in specie or kind the whole or any part of the assets of the Company and whether or not the assets shall consist of properties of one kind or shall consist of properties to be divided as aforesaid of different kinds, and may for such purpose set such value as he deems fair upon any one or more class or classes of property and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like authority, vest any part of the assets in trustees upon such trusts for the benefit of the Members as the liquidator with the like authority shall determine, and the liquidation of the Company may be closed and the Company dissolved, but so that no contributory shall be compelled to accept any shares or other property in respect of which there is a liability.

INDEMNIFICATION OF DIRECTORS AND OFFICERS OF THE COMPANY

39.	(1)	The Directors and Officers (such term to include, for the purposes of this Bye-Law, any individual appointed to any committee by the Board) for the time being acting in relation to any of the affairs of the Company and the liquidator or trustees (if any) for the time being acting in relation to any of the affairs of the Company and every one of them, and their heirs, executors and administrators, shall be indemnified and held harmless out of the assets of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other Persons with whom any monies or effects belonging to the Company shall or may be delivered or deposited for safe custody, or for insufficiency or deficiency of any security upon which any monies of or belonging to the Company shall be deposited or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto, provided that this indemnity shall not extend to any matter in respect of any fraud or dishonesty which may attach to any of said individuals.

	(2)	Each Member and the Company agree to waive any claim or right of action he or it might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action, in the performance of his duties, or supposed duties, with or for the Company; provided that such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director or Officer. Any repeal or modification of this Bye-Law shall not adversely affect any right or protection of a Director or Officer of the Company existing immediately prior to such repeal or modification.

	(3)	Expenses incurred in defending a civil or criminal action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the specific case upon receipt of an undertaking by or on behalf of the Director, Officer, liquidator or trustee to repay such amount unless it shall ultimately be determined that the individual is entitled to be indemnified by the Company as authorized in these Bye-Laws or otherwise pursuant to the laws of Bermuda.

NONAPPLICABILITY OF VOTING AND TRANSFER RESTRICTIONS TO CERTAIN SHAREHOLDERS OF PXRE CORPORATION

40.	Notwithstanding anything to the contrary in these Bye-Laws, the Maximum Percentage limitations on voting rights set forth in paragraph 4 of Bye-Law No. 20 and the 9.9% Limitation on the transfer of shares set forth in paragraph 1 of Bye-Law No. 13 and paragraph 2 of Bye-Law No. 14 shall not apply to any Person Owning or Controlling more than 9.9% of the outstanding shares of common stock of PXRE Corporation on the date of the adoption of these Bye-Laws, but only with respect to Common Shares into which shares of common stock of PXRE Corporation owned as of the date of the adoption of these Bye-Laws are converted pursuant to the Agreement and Plan of Merger, dated as of July 7, 1999, between the Company, PXRE Corporation and PXRE Merger Corp.

AMENDMENT OF BYE-LAWS

41.	Any amendment to these Bye-Laws or to the Company’s Memorandum of Association shall be approved by the Board and decided on by an ordinary resolution of the Members; provided however, that any proposed amendment to Bye-Laws 1, 3, 4, 5, 13, 17, 18, 20, 22, 39, 40 or 41 shall be approved by the Board and by a special resolution of the Members. *****

DESCRIPTION OF STOCK:

SERIES A CONVERTIBLE VOTING PREFERRED SHARES

($1.00 PAR VALUE PER SHARE),

SERIES B CONVERTIBLE VOTING PREFERRED SHARES

($1.00 PAR VALUE PER SHARE),

SERIES C CONVERTIBLE VOTING PREFERRED SHARES

($1.00 PAR VALUE PER SHARE),

CLASS A CONVERTIBLE VOTING COMMON SHARES

($1.00 PAR VALUE PER SHARE),

CLASS B CONVERTIBLE VOTING COMMON SHARES

($1.00 PAR VALUE PER SHARE)

AND

CLASS C CONVERTIBLE VOTING COMMON SHARES

($1.00 PAR VALUE PER SHARE)

of

PXRE GROUP LTD.

i

ii

DESCRIPTION OF STOCK

     The relative rights, preferences and restrictions granted to or imposed upon the respective classes and series of Preferred Shares and Convertible Common Shares created by PXRE Group Ltd. and upon the holders thereof are set forth below.

1.	General

(a) Designation and Number. The designation of convertible Preferred Shares created by this resolution shall be:

(i) “Series A Convertible Voting Preferred Shares, $1.00 par value per share,” of the Company, allocated among two sub-series, A1 Preferred Shares and A2 Preferred Shares (hereinafter referred to as the “Series A Preferred Shares”), and the number of Series A Preferred Shares which the Company shall be authorized to issue shall be 7,500 shares;

(ii) “Series B Convertible Voting Preferred Shares, $1.00 par value per share,” of the Company, allocated among two sub-series, B1 Preferred Shares and B2 Preferred Shares (hereinafter referred to as the “Series B Preferred Shares”), and the number of Series B Preferred Shares which the Company shall be authorized to issue shall be 5,000 shares; and

(iii) “Series C Convertible Voting Preferred Shares, $1.00 par value per share,” of the Company, allocated among two sub-series, C1 Preferred Shares and C2 Preferred Shares (hereinafter referred to as the “Series C Preferred Shares”), and the number of Series C Preferred Shares which the Company shall be authorized to issue shall be 2,500 shares.

.(b) Priority. The Series A Preferred Shares, the Series B Preferred Shares and the Series C Preferred Shares shall rank senior to the Common Shares, the Convertible Common Shares and all other capital shares of the Company (now or hereafter authorized or issued) other than the Trust Preferred and the Series A Preferred Shares, the Series B Preferred Shares and the Series C Preferred Shares shall rank pari passu with each other, in each case as to dividends and as to the surplus assets of the Company available for distribution upon liquidation, dissolution and winding-up as provided herein.

2. Certain Definitions
.
(a) For purposes of this Description of Stock, the following terms shall have the meanings indicated (such definitions to be equally applicable to both singular and plural forms of the terms defined):

“Affiliates” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, that Person; provided, however, that with respect to Capital Z, CZI shall not be considered an Affiliate. For the purposes of this definition, “control” (including with correlative meanings, the terms “controlling”, “controlled by”, and “under common control with”) as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through ownership of voting securities or by contract or otherwise.

1

“Assets” of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person, including cash, cash equivalents, investment assets, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory and goods.

“Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York or Bermuda are authorized or obligated by law or executive order to close.

“Capital Z” means, collectively, Capital Z Financial Services Fund II, L.P. and Capital Financial Services Private Fund II, L.P.

“Class IV Director” means a Capital Z Director or Reservoir Director or Rainwater Director.

“Class A Common Shares” means, collectively, the Class A Convertible Voting Common Shares, $1.00 par value per share, of the Company.

“Class B Common Shares” means, collectively, the Class B Convertible Voting Common Shares, $1.00 par value per share, of the Company.

“Class C Common Shares” means, collectively, the Class C Convertible Voting Common Shares, $1.00 par value per share, of the Company.

“Closing” has the meaning ascribed in the Purchase Agreement.

“Common Shares” means the Common Shares and shall also include any common shares of the Company hereafter issued and outstanding and any shares of the Company (other than the Preferred Shares and the Convertible Common Shares) of any other class hereafter issued and outstanding that is not preferred as to dividends or distribution of assets in liquidation over any other class of shares of the Company or has ordinary voting power for the election of directors of the Company.

“Company” means PXRE Group Ltd.

“Company Securities” shall have the meaning given such term in the Purchase Agreement.

2

“Convertible Common Shares” means the Class A Common Shares, the Class B Common Shares and the Class C Common Shares.

“CZI” means Capital Z Investments, L.P. and Capital Z Investments II, L.P.

“Description of Stock” means this Description of Stock, as amended, modified or supplemented from time to time.

“Exchange Act” means the United States Securities Exchange Act of 1934, as from time to time amended, and the rules, regulations and interpretations promulgated thereunder.

“Fair Market Value” with respect to Common Shares, on any date, shall be deemed to be the average of the reported closing prices for each of the five (5) consecutive trading days ending on the trading day before such date of determination. The reported closing price for each day shall be the reported closing price on the principal United States securities exchange or automated quotation system on which the Common Shares are then listed or admitted to trading. If the Common Shares are not then listed or admitted to trading on any national securities exchange or automated quotation system or if the closing price cannot be so determined, the Fair Market Value shall be determined (x) by the written agreement of the Company and the respective holder and (y) in the event that no such agreement is reached within twenty (20) days after the date of the event giving rise to the need to determine the Fair Market Value, (A) by an independent appraiser of nationally recognized standing selected by the respective holder and the Company or (B) if the respective holder and the Company cannot agree on an appraiser within twenty (20) days after the date of the event giving rise to the need to determine the Fair Market Value, each shall select an independent appraiser of nationally recognized standing and the two appraisers shall designate a third independent appraiser of nationally recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be borne by the Company. The Company shall cooperate, and shall provide all necessary information and assistance, to permit any determination under the preceding clauses (x) and (y). With respect to Convertible Common Shares, the Fair Market Value shall equal the Fair Market Value of the Common Shares into which such Convertible Shares are convertible.

“Fully Converted” or “upon a Fully Converted basis” or “upon Full Conversion” means, with respect to any Person as of any date, that all Preferred Shares held by such Person have been (or shall be deemed to have been, as appropriate) converted into Class A Common Shares, Class B Common Shares and/or Class C Common Shares, as the case may be, at the Current Conversion Price as of such date and immediately thereafter such Class A Common Shares, Class B Common Shares and Class C Common Shares shall have been (or shall be deemed to have been, as appropriate) converted into Common Shares, in each case in accordance with Section 6 of this Description of Stock.

3

“GAAP” means United States generally accepted accounting principles, consistently applied.

“Indebtedness” means (a) all indebtedness of the Company and its subsidiaries, including the principal of, and premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy laws, whether or not allowable as a claim in such proceeding) on, all indebtedness, whether outstanding currently or hereafter created (i) for borrowed money, (ii) for money borrowed by one or more other Persons and guaranteed, directly or indirectly, by the Company or any subsidiary thereof, (iii) for money borrowed by one or more other Persons for which the Company or any subsidiary thereof provides security, (iv) constituting purchase money indebtedness the payment of which the Company or any subsidiary thereof is directly or contingently liable, (v) under any lease of any real or personal property, which obligations are capitalized on the consolidated books of the Company and its subsidiaries in accordance with GAAP or (vi) under any other arrangement under which obligations are recorded as indebtedness on the consolidated books of the Company and its subsidiaries in accordance with GAAP and (b) any and all modifications, refundings, deferrals, renewals or extensions of any such indebtedness, or securities, notes or other evidences of indebtedness issued in exchange for such indebtedness. Without limiting the generality of the foregoing, the term “Indebtedness” shall include the Trust Preferred and any comparable securities of the Company or any subsidiary thereof at any time outstanding; provided that Indebtedness shall not include intercompany indebtedness outstanding or hereafter created between the Company and any of its direct or indirect wholly-owned Subsidiaries (as defined in the Purchase Agreement, but limited in this paragraph to direct and indirect wholly owned subsidiaries) or between any two of more such direct or indirect wholly owned Subsidiaries of the Company.

“Investment Agreement” means the Investment Agreement dated as of the Closing Date (as defined in the Purchase Agreement) by and among the Company, the Purchasers (as defined in the Purchase Agreement) and such other Persons as may become a party thereto from time to time, as the same may be amended from time to time.

“Permitted Tender Offer Amount” means, as of any date, an amount equal to (a) 20% of the cumulative amount by which the Company’s consolidated net income (determined in accordance with GAAP) in any calendar year commencing with the year ending December 31, 2002 exceeds $50,000,000 minus (b) the sum of all cash and the fair market value of all non-cash consideration paid or payable by the Company or any Affiliate thereof in respect of redemptions, offers to purchase, tender offers or other acquisitions of capital stock of the Company effected or commenced after December 10, 2001.

“Person” or “person” means an individual, corporation, partnership, firm, association, joint venture, trust, unincorporated organization, limited liability company, government, governmental body, agency, political subdivision or other entity.

4

“Preferred Shares” means, collectively, the Series A Preferred Shares, the Series B Preferred Shares and the Series C Preferred Shares.

“Purchase Agreement” means the Share Purchase Agreement dated as of December 10, 2001 by and among the Company and the Purchasers, as the same may be amended from time to time.

“Purchasers” shall have the meaning given such term in the Purchase Agreement.

“Rainwater” means Richard E. Rainwater, an individual.

“Reservoir” means, collectively, Reservoir Capital Partners, L.P. and Reservoir Capital Master Fund, L.P.

“Securities Act” means the United States Securities Act of 1933, as from time to time amended, and the rules, regulations and interpretations promulgated thereunder.

“Stated Value” shall mean, with respect to each Preferred Share, $10,000.00.

“Tax Gross-Up” shall mean an additional cash payment to be made to any Purchaser who (i) receives a cash payment in lieu of Convertible Common Shares on the conversion of Preferred Shares pursuant to Section 6(a)(iv) hereof, (ii) is or, in the case of a Purchaser that is a partnership for U.S. federal income tax purposes and that has a direct or indirect partner that is, then subject to U.S. federal income tax on the receipt of the cash payment in lieu of Convertible Common Shares as ordinary income (all such persons referred to herein as “U.S. Tax Purchasers” and each, a “U.S. Tax Purchaser”) and (iii) would have realized a “long-term capital gain” or a “long-term capital loss” (within the meaning of Section 1222(3) or (4) of the Internal Revenue Code of 1986, as amended (the “Code”), on a sale of the Convertible Common Shares into which the Preferred Shares would otherwise have been converted, such additional cash payment equal to an amount such that (a) the sum of (i) the Fair Market Value of the Convertible Common Shares that such U.S. Tax Purchaser would otherwise have received plus (ii) the additional cash payment hereunder, such sum multiplied by 1 minus the highest U.S. federal income tax rate which would be applicable to any ordinary income received by a U.S. taxpayer of the same type (individual, corporation or other entity) as such U.S. Tax Purchaser, equals (b) the Fair Market Value of the Convertible Common Shares that such U.S. Tax Purchaser would otherwise have received multiplied by 1 minus the highest U.S. federal income tax rate which is then generally applicable to "net capital gain" (within the meaning of Section 1222(11) of the Code) received by a U.S. taxpayer of the same type (individual, corporation or other entity) as such U.S. Tax Purchaser in the taxable year of the conversion.

5

“Trust Preferred” shall mean, collectively, (i) the Junior Subordinated Deferrable Interest Debentures due 2027 of PXRE Corporation, (ii) the 8.85% Capital Trust Pass-through Securities of PXRE Capital Trust I and (iii) the PXRE Corporation Guarantee with respect to such Capital Trust Pass-through Securities.

(b) The following terms, when used in this Description of Stock, shall have the meanings provided for such terms in the sections set forth below (such definitions to be equally applicable to both singular and plural forms of the terms defined):
Term	Section(s)
Adjustment Date	7(d)
Additional Common Shares	7(b)
Adjusted Shareholders’ Equity	7(d)
Aggregate Voting Limitation	3(a)
Announcement Date	6(g)
Appointed Actuary	7(d)
Bye-Law 20(4)	3(a)
Capital Z Director	3(b)(i)
Conversion Date	6(h) (ii)(A)
Conversion Date FMV	6(h) (ii)(A)
Conversion Price	6(f)
Current Conversion Price	6(f)
Definitive Loss Report	7(d)
Discontinued Operations	7(d)
Dividend Due Date	4(a)
First Mandatory Conversion	6(h) (i)
Junior Shares	4(c)
LD Above Deductible	7(d)
Loss Development	7(d)
Mandatory Conversion	6(h) (i)
Maximum Lawful Rate	4(c)
NOL	7(d)
NYSE Rules	8(b)
Observer	8(e)
Old Conversion Price	7(b)
Permitted Tender Offer Amount	3(e)(i)
Rainwater Director	3(b)(iv)
Reinsuring Company	3(e)(ix)
Reservoir Director	3(b)(iii)
Second Mandatory Conversion	6(h) (i)
September Financial Statement	7(d)
Series A Conversion Ratio	6(a)(i)
Series B Conversion Ratio	6(a)(ii)
Series C Conversion Ratio	6(a)(iii)
Series A Preferred Liquidation Preference	5(a)(i)
Series B Preferred Liquidation Preference	5(a)(i)
Series B Preferred Liquidation Preference	5(a)(i)
Conversion Ratio	6(a)
Series A Preferred Shares	1(a)(i)
Series B Preferred Shares	1(a)(ii)
WTC Loss	7(d)

6

(c) The words “hereof”, “herein” and “hereunder” and other words of similar import refer to this Description of Stock as a whole and not to any particular Section or other subdivision.

(d) All dollar amounts referenced herein shall be denominated in United States dollars.

3. Voting Rights
. (a) General Voting Rights. Except as otherwise provided specifically herein and in the Bye-Laws or required by Bermuda law, (i) each Preferred Share and Convertible Common Share shall have the right and power and be entitled to vote on any question or matter upon which, or in any proceeding at which, the holders of Common Shares of the Company are entitled to vote and to be represented at and to receive notice of any meeting of shareholders, (ii) the holders of Preferred Shares, Convertible Common Shares and Common Shares shall vote together as one class and not as separate classes and (iii) each holder of Preferred Shares and/or Convertible Common Shares shall be entitled to that number of votes for each Preferred Share and each Convertible Common Share held by such holder equal to the number of Common Shares that would be received by such holder if such shares were Fully Converted as of the record date for the vote which is being taken or, if no such record date is established, as of the date such vote is taken or any written consent of shareholders is solicited.

(i) Subject to clause (iii) below and notwithstanding anything to the contrary in the Bye-Laws, Capital Z and each Affiliate thereof to whom or which (as the case may be) any Company Securities are Transferred (as such term is defined in the Purchase Agreement), to the extent such Transfer does not result in the transferring Person or any other Person being considered a United States Shareholder within the meaning of Section 951(b) of the Code, without regard to Section 953(c) of the Code and without the application of Bye-Law 20(4), shall be exempt from the application of the aggregate voting limitation set forth in Bye-Law 20(4) of the Bye-Laws of the Company or any similar provision in the Bye-Laws as may be in effect from time to time (collectively, “Bye-Law 20(4)”).

7

(ii) For the avoidance of doubt, the holding of Company Securities by Reservoir and Rainwater shall be subject to application of the aggregate voting limitation set forth in Bye-Law 20(4).

(iii) In no event shall Purchasers and their respective Affiliates be permitted to exercise control, collectively through the Company Securities or any other shares, in excess of 49.9% of the aggregate voting power of the Company on any shareholder voting matters (the “Aggregate Voting Limitation”). Notwithstanding the foregoing, the preceding sentence shall in no event limit or modify in any manner the rights granted to the holders of Preferred Shares and Convertible Common Shares under clauses (b), (c), (d), (e) and (f) of this Section 3 and under clause (c) of Section 9 of this Description of Stock. The Aggregate Voting Limitation shall be applied in the manner set forth in Bye-Law 20(4) as if the Maximum Percentage set forth therein was equal to 49.9%.

(b) Election of Directors. The Preferred Shares and Convertible Common Shares shall not have the right and power or be entitled to vote in the election of directors of the Company except as set forth below:

(i) so long as Capital Z and its Affiliates and their limited partners shall own at least 50% of the Series A Preferred Shares acquired by Capital Z under the Purchase Agreement (including for purposes of such calculation, all Class A Common Shares then held by such Persons), the holders of the Series A Preferred Shares and Class A Common Shares shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a class, to annually elect by the affirmative vote of the holders of at least 50% of all Series A Preferred Shares and Class A Common Shares, voting together, two individuals to each serve as Class IV Directors of the Company (each, a “Capital Z Director”);

(ii) so long as Capital Z and its Affiliates and their limited partners shall own at least 20% but less than 50% of the Series A Preferred Shares acquired by Capital Z under the Purchase Agreement (including for purposes of such calculation, all Class A Common Shares then held by such Persons), the holders of the Series A Preferred Shares and Class A Common Shares shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a class, to annually elect by the affirmative vote of the holders of at least 50% of all Series A Preferred Shares and Class A Common Shares, voting together, one individual to serve as a Class IV Director of the Company; provided that in the event that Capital Z and its Affiliates and their limited partners shall own less than 20% of the Series A Preferred Shares acquired by Capital Z pursuant to the Purchase Agreement (including for purposes of such calculation, all Class A Common Shares then held by such Persons), then the holders of the Series A Preferred Shares shall be entitled to vote generally in the election of directors in accordance with Section 3(a) hereof; and

(iii) so long as Reservoir and its Affiliates and their limited partners shall own at least 30% of the Series B Preferred Shares acquired by Reservoir under the Purchase Agreement (including for purposes of such calculation, all Class B Common Shares then held by such Persons), the holders of the Series B Preferred Shares and Class B Common Shares shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a class, to annually elect by the affirmative vote of the holders of at least 50% of all Series B Preferred Shares and Class B Common Shares, voting together, one individual to serve as a Class IV Director of the Company (the “Reservoir Director”); provided that in the event that Reservoir and its Affiliates and their limited partners shall own less than 30% of the Series B Preferred Shares acquired by Reservoir pursuant to the Purchase Agreement (including for purposes of such calculation, all Class B Common Shares then held by such Persons), then the holders of the Series B Preferred Shares shall be entitled to vote generally in the election of directors in accordance with Section 3(a) hereof.

8

(iv) so long as Rainwater and his Affiliates shall own at least 60% of the Series C Preferred Shares acquired by Rainwater under the Purchase Agreement (including for purposes of such calculation, all Class C Common Shares then held by such Persons), the holders of the Series C Preferred Shares and Class C Common Shares shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a class, to annually elect by the affirmative vote of the holders of at least 50% of all Series C Preferred Shares and Class C Common Shares, voting together, one individual to serve as a Class IV Director of the Company (the “Rainwater Director”); provided that in the event that Rainwater and his Affiliates shall own less than 60% of the Series C Preferred Shares acquired by Rainwater pursuant to the Purchase Agreement (including for purposes of such calculation, all Class C Common Shares held by such Persons), then the holders of the Series C Preferred Shares shall be entitled to vote generally in the election of directors in accordance with Section 3(a) hereof.

(c) Consent of Series A Preferred Shares Required For Variation of Rights and Restrictions. So long as any Series A Preferred Shares remain issued and outstanding, unless the vote or consent of the holders of a greater number of shares shall then be required by law overriding the provisions herein, the affirmative vote or consent of the holders of at least 50% of all of the Series A Preferred Shares at the time issued and outstanding, voting as a class, given in person or by proxy either in writing (as may be permitted by law and the Bye-Laws) or at any special or annual meeting, shall be necessary to permit, effect or validate the taking of any of the following actions by the Company:

(i) in any manner authorize, create, designate, issue or sell any class or series of capital shares or rights, options, warrants or other securities convertible into or exercisable or exchangeable for capital shares or any debt security which by its terms is convertible into or exchangeable for any equity security or has any other equity feature or any security that is a combination of debt and equity, which, in each case, as to the payment of dividends or distribution of assets, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company, is pari passu with or is senior to the Series A Preferred Shares or which in any manner adversely affects the holders of the Series A Preferred Shares or the Class A Common Shares, or amend the terms of any existing class or series of capital shares if the effect of such amendment would be to rank such class or series senior to or pari passu with the Series A Preferred Shares as to dividends or distribution of assets, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company;

9

(ii) in any manner alter or change the terms, designations, powers, preferences or relative, participating, optional or other special rights, or the qualifications, limitations or restrictions, of the Series A Preferred Shares or the Class A Common Shares;

(iii) reclassify the shares of any class or series of capital shares into shares of any class or series of capital shares (A) ranking, either as to payment of dividends, distributions of Assets or redemptions, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company, senior to or pari passu with the Series A Preferred Shares or (B) which in any manner adversely affects the rights of the holders of the Series A Preferred Shares or any powers, rights, privileges or preference appertaining to Common Shares or Class A Common Shares, as the case may be, which such holders would have after conversion of the Series A Preferred Shares into Class A Common Shares or conversion of the Class A Common Shares into Common Shares;

(iv) take any action to cause any amendment, alteration or repeal of any of the provisions of the Memorandum of Association or Bye-Laws, if such amendment, alteration or repeal would have an adverse effect on the rights of the holders of the Series A Preferred Shares or any powers, rights, privileges or preference appertaining to Common Shares or Class A Common Shares which such holders would have after conversion of the Series A Preferred Shares into Class A Common Shares or conversion of Class A Common Shares into Common Shares (including, without limitation, by granting voting rights to holders of bonds, debentures or other obligations); or

(v) any change to the authorized number of Preferred Shares or Convertible Common Shares or issuance of additional Preferred Shares or Convertible Common Shares.

(d) Consent of Series B Preferred Shares Required For Variation of Rights and Restrictions. So long as any Series B Preferred Shares remain issued and outstanding, unless the vote or consent of the holders of a greater number of shares shall then be required by law overriding the provisions herein, the affirmative vote or consent of the holders of at least 50% of all of the Series B Preferred Shares at the time issued and outstanding, voting separately as a class, given in person or by proxy either in writing (as may be permitted by law and the Bye-Laws) or at any special or annual meeting, shall be necessary to permit, effect or validate the taking of any of the following actions by the Company:

10

(i) in any manner authorize, create, designate, issue or sell any class or series of capital shares or rights, options, warrants or other securities convertible into or exercisable or exchangeable for capital shares or any debt security which by its terms is convertible into or exchangeable for any equity security or has any other equity feature or any security that is a combination of debt and equity, which, in each case, as to the payment of dividends or distribution of assets, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company, is pari passu with or is senior to the Series B Preferred Shares or which in any manner adversely affects the holders of the Series B Preferred Shares or the Class B Common Shares, or amend the terms of any existing class or series of capital shares if the effect of such amendment would be to rank such class or series senior to or pari passu with the Series B Preferred Shares as to dividends or distribution of assets, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company;

(ii) in any manner alter or change the terms, designations, powers, preferences or relative, participating, optional or other special rights, or the qualifications, limitations or restrictions, of the Series B Preferred Shares or the Class B Common Shares;

(iii) reclassify the shares of any class or series of capital shares into shares of any class or series of capital shares (A) ranking, either as to payment of dividends, distributions of Assets or redemptions, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company, senior to or pari passu with the Series B Preferred Shares or (B) which in any manner adversely affects the rights of the holders of the Series B Preferred Shares or any powers, rights, privileges or preference appertaining to Common Shares or Class B Common Shares, as the case may be, which such holders would have after conversion of the Series B Preferred Shares into Class B Common Shares or conversion of the Class B Common Shares into Common Shares;

(iv) take any action to cause any amendment, alteration or repeal of any of the provisions of the Memorandum of Association or Bye-Laws of the Company, if such amendment, alteration or repeal would have an adverse effect on the rights of the holders of the Series B Preferred Shares or any powers, rights, privileges or preference appertaining to Common Shares or Class B Common Shares which such holders would have after conversion of the Series B Preferred Shares into Class B Common Shares or conversion of Class B Common Shares into Common Shares (including, without limitation, by granting voting rights to holders of bonds, debentures or other obligations); or

(v) any change to the authorized number of Preferred Shares or Convertible Common Shares or issuance of additional Preferred Shares or Convertible Common Shares.

11

(e) Consent of Series C Preferred Shares Required For Variation of Rights and Restrictions. So long as any Series C Preferred Shares remain issued and outstanding, unless the vote or consent of the holders of a greater number of shares shall then be required by law overriding the provisions herein, the affirmative vote or consent of the holders of at least 50% of all of the Series C Preferred Shares at the time issued and outstanding, voting separately as a class, given in person or by proxy either in writing (as may be permitted by law and the Bye-Laws) or at any special or annual meeting, shall be necessary to permit, effect or validate the taking of any of the following actions by the Company:

(i) in any manner authorize, create, designate, issue or sell any class or series of capital shares or rights, options, warrants or other securities convertible into or exercisable or exchangeable for capital shares or any debt security which by its terms is convertible into or exchangeable for any equity security or has any other equity feature or any security that is a combination of debt and equity, which, in each case, as to the payment of dividends or distribution of assets, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company, is pari passu with or is senior to the Series C Preferred Shares or which in any manner adversely affects the holders of the Series C Preferred Shares or the Class C Common Shares, or amend the terms of any existing class or series of capital shares if the effect of such amendment would be to rank such class or series senior to or pari passu with the Series C Preferred Shares as to dividends or distribution of assets, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company;

(ii) in any manner alter or change the terms, designations, powers, preferences or relative, participating, optional or other special rights, or the qualifications, limitations or restrictions, of the Series C Preferred Shares or the Class C Common Shares;

(iii) reclassify the shares of any class or series of capital shares into shares of any class or series of capital shares (A) ranking, either as to payment of dividends, distributions of Assets or redemptions, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company, senior to or pari passu with the Series C Preferred Shares or (B) which in any manner adversely affects the rights of the holders of the Series C Preferred Shares or any powers, rights, privileges or preference appertaining to Common Shares or Class C Common Shares, as the case may be which such holders would have after conversion of the Series C Preferred Shares into Class C Common Shares or conversion of the Class C Common Shares into Common Shares; or

(iv) take any action to cause any amendment, alteration or repeal of any of the provisions of the Memorandum of Association or Bye-Laws of the Company, if such amendment, alteration or repeal would have an adverse effect on the rights of the holders of the Series C Preferred Shares or any powers, rights, privileges or preference appertaining to Common Shares or Class C Common Shares which such holders would have after conversion of the Series C Preferred Shares into Class C Common Shares or conversion of Class C Common Shares into Common Shares (including, without limitation, by granting voting rights to holders of bonds, debentures or other obligations).

12

(f) Consent Required for Certain Actions. Each action or series of actions set forth below in this Section 3(f) shall require:

(x) if Capital Z, Reservoir and Rainwater (together with their Affiliates and limited partners) own, in the aggregate, at least 40% of the Preferred Shares originally purchased by them (including for the purposes of such calculation any Convertible Common Shares and Common Shares into which such Convertible Common Shares have converted), the consent of each of (i) holders of more than 50% of the issued and outstanding Series A Preferred Shares and Class A Common Shares, voting together as a single class, and (ii) holders of more than 50% of the issued and outstanding Series B Preferred Shares, Series C Preferred Shares, Class B Common Shares and Class C Common Shares, all voting together as a single class;

(y) if the condition specified in clause (x) is not satisfied and Capital Z (together with its Affiliates and limited partners) owns at least 50% of the Preferred Shares purchased by it (including for the purposes of such calculation any Convertible Common Shares and Common Shares into which such Convertible Common Shares have converted), the consent of holders of more than 50% of the issued and outstanding Series A Preferred Shares and Class A Common Shares, voting together as a single class; and

(z) if the condition specified in clause (x) is not satisfied and Resevoir and Rainwater, collectively (together with their Affiliates and limited partners) own at least 50% of the Preferred Shares originally purchased by them (including for the purposes of such calculation any Convertible Common Shares and Common Shares into which such Convertible Common Shares have converted), the consent of holders of more than 50% of the issued and outstanding Series B Preferred Shares, Series C Preferred Shares, Class B Common Shares and Class C Common Shares, all voting together as a single class:

(i) at any time before the third anniversary of the Closing, involve one or more redemptions, offers to purchase, tender offers or other acquisitions of capital stock of the Company by or on behalf of the Company collectively involving the payment by or on behalf of the Company or any subsidiary thereof of cash and/or other consideration having an aggregate fair market value in excess of the Permitted Tender Offer Amount.

(ii) result in a sale of the Company by merger, sale of Assets or consolidation or amalgamation where the per share consideration paid to the holders of Preferred Shares on an as converted basis is less than 200% of the Current Conversion Price;

(iii) result in the sale or transfer of 25% or more of the Company’s Assets;

13

(iv) result in a voluntarily delisting of the Common Shares from the New York Stock Exchange;

(v) (A) at any time before the third anniversary of the Closing, involve or result in the incurrence of additional Indebtedness from and after the Closing in excess of $50,000,000 in the aggregate, and provided such $50,000,000 shall not be inclusive of the first $55,000,000 of any refinancing of the First Union Credit Agreement (as defined in the Purchase Agreement) and (B) at any time on or after the third anniversary of the Closing, involve or result in a ratio of Indebtedness to total capital (equal to the sum of shareholders equity plus indebtedness including Trust Preferred, as it appears on the Company’s balance sheet as of the date of measurement and prepared in accordance with GAAP) in excess of 0.25 to 1.00;

(vi) effect or attempt to effect a voluntary liquidation, dissolution or winding up of the Company;

(vii) result in an expansion by the Company into lines of business other than continuing lines of business in which the Company is currently involved;

(viii) at any time before the third anniversary of the Closing increase the amount of dividends and other distributions (whether of cash or other property or rights) paid with respect to Common Shares, at a cumulative annualized rate of more than 10% from the last dividend declared prior to the Closing, from and after the Closing (such amount, as reduced by the amount of all cash and the fair market value of all property and rights paid by or on behalf of the Company as a dividend or distribution with respect to Common Shares, is referred to as the “Permitted Dividend Amount”);

(ix) involve the purchase or renewal of retrocessional or reinsurance coverage from companies with a Standard & Poor’s or A.M. Best rating below “A-” unless, in each case, such coverage is acquired pursuant to a contract that requires the applicable reinsurer or retrocessionaire (the “Reinsuring Company”) to post and maintain collateral upon a loss in an amount equal to the reserves for such loss and either (A) the obligations of such Reinsuring Company are guaranteed by a direct or indirect parent thereof having Standard &Poor’s and A.M. Best ratings of “A-” or better or (B) such Reinsuring Company has capital and surplus as of the date of purchase or renewal of such coverage of at least $1 billion; provided, however, that notwithstanding the foregoing in this clause (ix), the Company may continue to purchase and renew reinsurance coverage with Select Re and renew, but not increase, coverage with Pennsylvania Lumbermans Mutual Insurance Company, in each case in the ordinary course of business consistent with past practice;

(x) at any time before the third anniversary of the Closing, effect an acquisition by the Company involving aggregate consideration in excess of $50,000,000;

14

(xi) involve or result in any additional or increased investment by the Company or any of its Subsidiaries in any hedge funds or similar investments beyond the amounts held at September 30, 2001 without the prior unanimous approval of the Investment Committee of the Board of Directors; or

(xii) at any time on or after the third anniversary of the Closing, involves or results in (A) the payment of any dividend or other distribution (whether in cash or other property or rights) with respect to Common Shares or (B) involves or results in a redemption, offer to purchase, tender offer or other acquisition of capital stock of the Company by or on behalf of the Company collectively involving the payment by or on behalf of the Company or any subsidiary thereof of cash and/or other consideration having an aggregate fair market value in excess of the greater of (i) the Permitted Tender Offer Amount and (ii) the Permitted Dividend Amount.
4. Dividend Rights
.
(a) General. For the purposes of this Section 4, each December 31, March 31, June 30 and September 30 (commencing December 31, 2001) on which any Preferred Shares shall be outstanding shall be deemed to be a “Dividend Due Date”. The holders of the Preferred Shares shall be entitled to receive, if, when and as declared by the Board of Directors out of funds legally available therefor, cumulative dividends on each share (i) at any time such dividends are to be paid in shares of Preferred Shares in accordance with the terms hereof, the rate of 8% per annum and (ii) at any time such dividends are to be paid in cash in accordance with the terms hereof, the rate of 8% per annum, on the sum of (x) the Stated Value on each Preferred Share plus (y) the amount of any accrued and unpaid dividends thereon, and no more, calculated on the basis of a year of 360 days consisting of twelve 30-day months, payable on each Dividend Due Date, with respect to the quarterly period ending on the day immediately preceding such Dividend Due Date (except that if any such date is not a Business Day, then such dividend shall be payable on the next Business Day following such Dividend Due Date, provided that for the purposes of computing such dividend payment, no interest or sum in lieu of interest shall accrue from such Dividend Due Date to the next Business Day following such Dividend Due Date). Dividends on each Preferred Share shall accrue and be cumulative from and after the date of issuance of such Preferred Share whether or not such dividends are declared and whether or not there shall be net profits or net assets of the Company legally available for the payment of such dividends. The amount of Dividends payable per share for each full dividend period shall be computed by dividing by four the 8% annual rate. The record date for the payment of dividends on the Preferred Shares shall in no event be more than sixty (60) days nor less than fifteen (15) days prior to a Dividend Due Date. Any such dividend that is to be paid in Preferred Shares shall be payable by delivery to such holders, at their respective addresses as they appear in the stock register, of certificates representing the appropriate number of duly authorized, validly issues, fully paid and nonassessable shares of Series A Preferred Shares to holders of Series A Preferred Shares, Series B Preferred Shares to holders of Series B Preferred Shares and Series C Preferred Shares to holders of Series C Preferred Shares. Any such dividend that is to be paid in cash shall be payable by delivery of such cash amounts to such holders at their respective addresses as they appear in the stock register.

15

(b) Form of Dividends. Dividends payable on any Dividend Due Date shall, if declared by the Board of Directors of the Company or any duly authorized committee thereof and regardless of when actually paid, accrue and be payable (i) prior to the third anniversary of the Closing, in Series A Preferred Shares to holders of Series A Preferred Shares, in Series B Preferred Shares to holders of Series B Preferred Shares and in Series C Preferred Shares to holders of Series C Preferred Shares and (ii) from and after the third anniversary of the Closing, accrue and be payable in cash. The number of Series A Preferred Shares, Series B Preferred Shares or Series C Preferred Shares, as the case may be, so payable on any Dividend Due Date as a dividend per Series A Preferred Share, Series B Preferred Share or Series C Preferred Share, as the case may be, shall be equal to the amount of dividends that would have been payable on such share if such dividend were being paid in cash on such Dividend Due Date divided by the Stated Value. Any additional Series A Preferred Shares, Series B Preferred Shares or Series C Preferred Shares issued pursuant to this Section 4(b) shall be governed by this resolution and shall be subject in all respects to the same terms as the Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares, respectively, originally issued hereunder. Notwithstanding anything in this paragraph to the contrary, at the sole election of the Company contained in a resolution of the Board of Directors or any duly authorized committee thereof, in substitution in whole or in part for such dividends payable in Preferred Shares (pursuant to clause (i) above), such dividends may be paid in cash to the extent of any dividends that, if paid in additional Preferred Shares, would otherwise cause the Purchasers and their Affiliates to own more than 49.9% of the capital stock of the Company on a fully diluted and Fully Converted basis.

(c) Dividend Preference. Any dividend which shall not be paid on the Dividend Due Date on which it shall become due shall be deemed to be “past due” until such dividend is paid. So long as any dividend in respect of any outstanding Preferred Share shall be past due at any time such dividends are to be paid in cash in accordance with the terms hereof, the dividend rate applicable to such Preferred Share shall be increased to 10% per annum compounded quarterly.

          Notwithstanding anything to the contrary set forth in this Section 4, if at any time during which any Preferred Share remains outstanding the dividend rate payable thereon exceeds the highest rate of interest permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto (the “Maximum Lawful Rate”), then in such event and so long as the Maximum Lawful Rate would be so exceeded, the dividend rate of in respect of Preferred Shares shall be equal to the Maximum Lawful Rate; provided, however, that if at any time thereafter the dividend rate payable thereon is less than the Maximum Lawful Rate, dividends shall continue to accrue thereon at the Maximum Lawful Rate until such time as the total dividends earned are equal to the total dividends which would have been earned had the dividend rate on such Preferred Share been (but for the operation of this paragraph) the dividend rate payable since the Closing.

          Dividends paid on Preferred Shares in an amount less than the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such Preferred Shares at the time outstanding.

          The rights of Series A Preferred Shares, the Series B Preferred Shares and Series C Preferred shares shall rank pari passu with each other with respect to the right to receive dividends, and such Preferred Shares shall rank senior in all respects to Common Shares, the Convertible Common Shares and all other classes and series of capital shares of the Company, including without limitation other classes and series of preferred shares other than the Trust Preferred (collectively, “Junior Shares”).

16

          If a dividend upon any Preferred Shares, or any other outstanding preferred stock of the Company ranking on a parity with the Preferred Shares as to dividends, is in arrears, all dividends or other distributions declared upon each series of such stock may only be declared pro rata so that in all cases the amount of dividends or other distributions declared per share of each such series bear to each other the same ratio that the accumulated and unpaid dividends per share on the shares of each such series bear to each other. Except as set forth above, if a dividend upon any Preferred Shares, or any other outstanding stock of the Company ranking on a parity with the Preferred Shares as to dividends, is in arrears: (i) no dividends, in cash, stock or other property, may be paid or declared and set aside for payment or any other distribution made upon any stock of the Company ranking junior to the Preferred Shares as to dividends; (ii) no stock of the Company ranking on a parity with the Preferred Shares as to dividends may be (A) redeemed pursuant to a sinking fund or otherwise, except (1) by means of a redemption pursuant to which all outstanding shares of Preferred Shares and all stock of the Company ranking on a parity with the Preferred Shares as to dividends are redeemed or pursuant to which a pro rata redemption is made from all holders of the Preferred Shares and all stock of the Company ranking on a parity with the Preferred Shares as to dividends (in each case, only so long as the Preferred Shares is otherwise redeemable pursuant hereto), the amount allocable to each series of such stock being determined on the basis of the aggregate liquidation preference of the outstanding shares of each series and the shares of each series being redeemed only on a pro rata basis or (2) by conversion of such stock ranking on a parity with the Preferred Shares as to dividends into, or exchange of such stock for, Junior Shares or (B) purchased or otherwise acquired for any consideration by the Company except (1) pursuant to an acquisition made pursuant to the terms of one or more offers to purchase all of the outstanding shares of the Preferred Shares and all stock of the Company ranking on a parity with the Preferred Shares as to dividends (which offers shall describe such proposed acquisition of all such stock ranking on a parity with the Preferred Shares), which offers shall each have been accepted by the holders of more than 50% of the shares of each series or class of stock receiving such offer outstanding at the commencement of the first of such purchase offers, or (2) by conversion of such stock ranking on a parity with the Preferred Shares as to dividends into, or exchange of such stock for, Junior Stock; and (iii) no stock ranking junior to the Preferred Shares as to dividends may be redeemed, purchased or otherwise acquired for consideration (including pursuant to sinking fund requirements) except by conversion into or exchange for Junior Shares.

5. Liquidation Rights
.
(a) Priority. In the event of any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary:

(i) before any payment or distribution of the Assets of the Company (whether from paid in share capital, share premium or surplus) shall be made to or set apart for the holders of Junior Shares or any other shares of the Company other than Trust Preferred, the holders, on a pari passu basis, of the shares of (A) Series A Preferred Shares shall be entitled to receive from the Assets of the Company, payment in cash of an amount equal to the aggregate of the Stated Value per share of each issued and outstanding Series A Preferred Share plus all accrued and unpaid dividends thereon (the “Series A Preferred Liquidation Preference”), (B) Series B Preferred Shares shall be entitled to receive from the Assets of the Company, payment in cash of an amount equal to the aggregate of the Stated Value per share of the issued and outstanding Series B Preferred Shares plus all accrued and unpaid dividends thereon (the “Series B Preferred Liquidation Preference”) and (C) Series C Preferred Shares shall be entitled to receive from the Assets of the Company, payment in cash of an amount equal to the aggregate of the Stated Value per share of each issued and outstanding Series C Preferred Share plus all accrued and unpaid dividends thereon (the “Series C Preferred Liquidation Preference”). If the Assets distributable upon such liquidation, dissolution or winding-up of the Company shall be insufficient to permit payment to the respective holders of the shares of Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares of the full preferential amounts as set forth in this Section 5(a)(i), then such Assets shall be distributed ratably among the shares of Series A Preferred Shares, the Series B Preferred Shares and the Series C Preferred Shares; and

17

(ii) any proceeds remaining after payment of the Series A Preferred Liquidation Preference, the Series B Preferred Liquidation Preference and the Series C Preferred Liquidation Preference shall be distributed ratably among the Common Shares, the Convertible Common Shares and other classes of shares of the Company in accordance with the relevant rights and restrictions thereof, if any.

(b) Notice of Liquidation. Subject to any other requirement under law, written notice of any liquidation, dissolution or winding up of the Company, stating the payment date or dates when and the place or places where the amounts distributable in such circumstances shall be payable, shall be given (not less than thirty (30) days prior to any payment date stated therein), to the holders of record of the Preferred Shares at their respective addresses as the same shall appear on the register of shareholders of the Company.

6. Conversion. The following provisions are subject to compliance with applicable law, and if the exercise of these rights would violate relevant law, such rights set out below will be suspended until such rights can be exercised in compliance with applicable law:

(a) General. Each holder of Preferred Shares shall have the right, at the option of such holder, at any time to convert, upon the terms and provisions of this Section 6, one or more Series A Preferred Shares, Series B Preferred Shares or Series C Preferred Shares into fully paid and nonassessable Class A Common Shares, Class B Common Shares or Class C Common Shares, respectively, or any class of shares or other securities into which such Class A Common Shares, Class B Common Shares or Class C Common Shares shall have been changed or any class of shares or other securities resulting from a reclassification thereof.

(i) Such conversion of Series A Preferred Shares to Class A Common Shares shall be made at the conversion rate of one Series A Preferred Share for a number of Class A Common Shares equal to a fraction (the “Series A Conversion Ratio”), (i) the numerator of which is equal to the Series A Preferred Liquidation Preference on a per share basis and (ii) the denominator of which is equal to the Current Conversion Price in effect at such time. The Class A Common Shares issuable upon conversion of the Series A Preferred Shares, when such Class A Common Shares shall be issued in accordance with the terms hereof, shall be duly authorized, validly issued, fully paid and nonassessable Class A Common Shares.

18

(ii) Such conversion of Series B Preferred Shares to Class B Common Shares shall be made at a conversion rate of one Class B Preferred Share for a number of Class B Common Shares equal to a fraction (the “Series B Conversion Ratio”), (i) the numerator of which is equal the Series B Liquidation Preference on a per share basis and (ii) the denominator of which is equal to the Current Conversion Price in effect at such time. The Class B Common Shares issuable upon conversion of the Series B Preferred Shares, when such Class B Common Shares shall be issued in accordance with the terms hereof, shall be duly authorized, validly issued, fully paid and nonassessable Class B Common Shares.

(iii) Such conversion of Series C Preferred Shares to Class C Common Shares shall be made at a conversion rate of one Class C Preferred Share for a number of Class C Common Shares equal to a fraction (the “Series C Conversion Ratio”), (i) the numerator of which is equal the Series C Liquidation Preference on a per share basis and (ii) the denominator of which is equal to the Current Conversion Price in effect at such time. The Class C Common Shares issuable upon conversion of the Series C Preferred Shares, when such Class C Common Shares shall be issued in accordance with the terms hereof, shall be duly authorized, validly issued, fully paid and nonassessable Class C Common Shares.

(iv) To the extent necessary to prevent the Purchasers and their Affiliates from owning more than 49.9% of the capital shares of the Company upon a fully diluted and Fully Converted basis, subject to the provisions of Section 7(i) hereof, the Company shall have the right (but not the obligation) to make a cash payment in lieu of a payment in Class A Common Shares, Class B Common Shares or Class C Common Shares, as the case may be, equal to the Fair Market Value at the time of such conversion of the Common Shares that the Purchasers would have received upon Full Conversion in excess of the 49.9% limitation. Such right must be exercised, if at all, and the cash payment and related Tax Gross-Up must be paid, at the time of such conversion.

(b) Surrender, Election and Payment. Each Preferred Share may be converted by the holder thereof during normal business hours on any Business Day by surrender of such Preferred Share, accompanied by written evidence of the holder’s election to convert such Preferred Share, to the Company at its office designated pursuant to the Bye-Laws of the Company (or, if such conversion is in connection with an underwritten public offering of Common Shares, at the location at which the underwriting agreement requires that such Common Shares (or Preferred Shares) be delivered). Payment of the conversion price for the Convertible Common Shares specified in such election shall be made by applying to such payment an aggregate number of Preferred Shares equal to the number obtained by dividing (x) the number of Class A Common Shares, Class B Common Shares or Class C Common Shares, as the case may be, specified in such election by (y) the Series A Conversion Ratio, the Series B Conversion Ratio or the Series C Conversion Ratio, respectively. Such holder shall thereupon be entitled to receive the number of Convertible Common Shares specified in such election.

19

(c) Effective Date. Each conversion of Preferred Shares pursuant to Section 6(c) hereof shall be deemed to have been effected immediately prior to the close of business on the Business Day on which such Preferred Shares shall have been surrendered to the Company as provided in Section 6(c) hereof, and such conversion shall be at the Current Conversion Price in effect at such time. On each such day that the conversion of Preferred Shares is deemed effected, the person or persons in whose name or names any certificate or certificates for Class A Common Shares, Class B Common Shares or Class C Common Shares, as the case may be, are issuable upon such conversion, as provided in Section 6(e) hereof, shall be deemed to have become the holder or holders of record of such Class A Common Shares, Class B Common Shares or Class C Common Shares, as the case may be.

(d) Share Certificates. As promptly as practicable after the conversion of any Preferred Shares, in whole or in part, and in any event within ten (10) Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue, stamp or other taxes on the issue of the Convertible Common Shares or on the share certificate therefor, other than any income or capital gains taxes) will cause to be issued in the name of and delivered to the holder thereof or as such holder may direct, a certificate or certificates for the number of Class A Common Shares, Class B Common Shares or Class C Common Shares, as the case may be, to which such holder shall be entitled upon such conversion on the effective date of such conversion.

(e) Acknowledgment of Obligation. The Company will, at the time of or at any time after each conversion of Preferred Shares, upon the request of the holder thereof or of any Common Shares issued upon such conversion, acknowledge in writing its continuing obligation to afford to such holder all rights, if any, to which such holder shall continue to be entitled; provided, that if any such holder shall fail to make any such request, the failure shall not affect the continuing obligations of the Company to afford such rights to such holder.

(f) Current Conversion Price. The term “Conversion Price” shall mean initially $15.69. The term “CurrentConversionPrice” as used herein shall mean the Conversion Price, as the same may be adjusted from time to time as hereinafter provided (including, without limitation, pursuant to Section 7 hereof), in effect at any given time; provided, however, that the Current Conversion Price shall not be lower than the par value of the Class A Common Shares, the Class B Common Shares or the Class C Common Shares. In determining the Current Conversion Price, the result shall be expressed to the nearest $0.01, but any such lesser amount shall be carried forward and shall be considered at the time of (and together with) the next subsequent adjustment which, together with any adjustments to be carried forward, shall amount to $0.01 per Class A Common Share, Class B Common Share or Class C Common Share more.

(g) Reservation of Convertible Common Shares and Common Shares. The Company shall at all times reserve and keep available out of authorized but unissued the maximum number of Convertible Common Shares and Common Shares into which all Preferred Shares and Convertible Common Shares, respectively, from time to time issued and outstanding are convertible.

20

(h) Mandatory Conversion. The following conversion provisions shall also be applicable to the Preferred Shares:

(i) If not previously converted, all of the issued and outstanding A1 Preferred Shares, B1 Preferred Shares and C1 Preferred Shares, inclusive of all dividends paid in Preferred Shares in accordance with this Description of Stock, will be mandatorily converted into Class A Common Shares, Class B Common Shares or Class C Common Shares, respectively, on the third anniversary of the Closing (the “First Mandatory Conversion”). If not previously converted by the Purchasers, all of the issued and outstanding A2 Preferred Shares, B2 Preferred Shares and C2 Preferred Shares inclusive of all dividends paid in Preferred Shares in accordance with this Description of Stock, will be mandatorily converted into Class A Common Shares, Class B Common Shares or Class C Common Shares, respectively, on the sixth anniversary of the Closing (the “Second Mandatory Conversion”, and collectively with the First Mandatory Conversion, the “Mandatory Conversion”). To the extent that less than all of the Preferred Shares to be converted are converted (for whatever reason) the Convertible Common Shares issued in such Mandatory Conversion shall be allocated among the holders on a pro rata basis.

(ii) The conversion price used in connection with the First Mandatory Conversion shall be determined as follows:

(A) if the Current Conversion Price as of the date of the First Mandatory Conversion (the “Conversion Date”) is equal to or less than the Fair Market Value of the Common Shares as of the Conversion Date (the “Conversion Date FMV”), the Current Conversion Price used in the First Mandatory Conversion shall be the Conversion Price as of the Conversion Date;

(B) if the Current Conversion Price as of the Conversion Date is greater than the Conversion Date FMV, the conversion price used in the First Mandatory Conversion shall equal the sum of (x) the product obtained by multiplying the Conversion Date FMV by 0.8 plus (y) the product obtained by multiplying the Current Conversion Price as of the Conversion Date by 0.2.

(iii) The conversion price used in connection with the Second Mandatory Conversion shall be the Current Conversion Price as of the date of the Second Mandatory Conversion.

(iv) The mechanics for conversion and other provisions relating to the conversion of Preferred Shares set forth elsewhere in this Section 6 and in Section 7 hereof shall apply to the automatic conversion of Preferred Shares pursuant to this Section 6(h).

21

7. Adjustment to Conversion Price.

The Conversion Price shall be adjusted, from time to time, as follows:

(a) Adjustments for Recapitalizations, Etc. In case the Company shall (i) subdivide its outstanding Common Shares, (ii) combine the issued and outstanding Common Shares into a smaller number of shares, (iii) issue by reclassification of Common Shares, any shares of the Company or (iv) pay a dividend or make a distribution on the outstanding Common Shares in capital shares of the Company, then, in any such case, the Current Conversion Price in effect immediately prior to such action shall be adjusted to a price such that if the holder of a Preferred Share were to Fully Convert such Preferred Share immediately after such action, such holder would be entitled to receive the number of shares of the Company which such holder would have owned immediately following such action had such Preferred Shares been converted immediately prior thereto (with any record date requirement being deemed to have been satisfied), and, in any such case, such Conversion Price shall thereafter be subject to further adjustments under this Section 7. An adjustment made pursuant to this Section 7(a) shall become effective retroactively immediately after the effective date.

(b) Adjustments for Issuances of Additional Shares. Subject to the exceptions referred to in Section 7(e) hereof, in case the Company shall at any time or from time to time after the date hereof issue any additional Common Shares (“Additional Common Shares”) either (i) for no consideration or (ii) for a consideration per share that is either (A) less than 95% of the Fair Market Value of the Common Shares on the last day prior to the date of announcement of such issuance in a registered public offering or (B) less than the Fair Market Value of the Common Shares in a private transaction, then (in the case of either clause (i) or (ii)), and thereafter successively upon each such issuance, the Current Conversion Price shall be adjusted pursuant to the following formula:

NCP = OCP x OB + X
OA

where	NCP	=	the new Current Conversion Price
	OCP	=	the existing Current Conversion Price immediately before the new issue (the “Old Conversion Price”)
	OB	=	the total outstanding Common Shares (on a fully diluted basis immediately before the new issue)
	X	=	number of Common Shares issuable at Fair Market Value of the Common Shares for the total consideration to be received for the new issue
	OA	=	the total outstanding Common Shares (on a fully diluted basis) immediately after the new issue;

22

provided, however, that any such adjustment shall be made only if such adjustment results in a Current Conversion Price less than the Current Conversion Price in effect immediately prior to the issuance of such Additional Common Shares. The Company may, but shall not be required to, make any adjustment of the Current Conversion Price if the amount of such adjustment shall be less than one percent (1%) of the Current Conversion Price immediately prior to such adjustment, but any adjustment that would otherwise be required then to be made which is not so made shall be carried forward and shall be made at the time of (and together with) the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than one percent (1%) of the Current Conversion Price immediately prior to such adjustment.

(c) Certain Rules in Applying the Adjustment for Additional Share Issuances
. For purposes of any adjustment as provided in Section 7(b) hereof, the following provisions shall also be applicable:

(i) Cash Consideration. In case of the issuance of Additional Common Shares for cash, the consideration received by the Company therefor shall be deemed to be the cash proceeds received by the Company for such Additional Common Shares after deducting any commissions or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with the issuance of such Additional Common Shares.

(ii) Non-Cash Consideration. In case of the issuance of Additional Common Shares for a consideration other than cash, or a consideration a part of which shall be other than cash, the amount of the consideration other than cash so received or to be received by the Company shall be deemed to be the value of such consideration at the time of its receipt by the Company as determined in good faith by the Board, except that where the non-cash consideration consists of the cancellation, surrender or exchange of outstanding obligations of the Company (or where such obligations are otherwise converted into Common Shares), the value of the non-cash consideration shall be deemed to be the principal amount of the obligations canceled, surrendered, satisfied, exchanged or converted. If the Company receives consideration, part or all of which consists of publicly traded securities (i.e., in lieu of cash), the value of such non-cash consideration shall be the aggregate fair market value of such securities (based on the latest reported sale price regular way) as of the close of the day immediately preceding the date of their receipt by the Company.

(iii) Options, Warrants, Convertibles, Etc.

(A) In case of the issuance, whether by distribution or sale to holders of its Common Shares or to others, by the Company of (i) any security (other than Preferred Shares and Convertible Common Shares) that is convertible into Common Shares or (ii) any rights, options or warrants to purchase Common Shares, if inclusion thereof in calculating adjustments under this Section 7 would result in a Current Conversion Price lower than if excluded, the Company shall be deemed to have issued, for the consideration described below, the number of Common Shares into which such convertible security may be converted when first convertible, or the number of Common Shares deliverable upon the exercise of such rights, options or warrants when first exercisable, as the case may be (and such shares shall be deemed to be Additional Common Shares for purposes of Section 7(b) hereof).

23

(B) The consideration deemed to be received by the Company at the time of the issuance of such convertible securities or such rights, options or warrants shall be the consideration so received determined as provided in Section 7(c)(i) and (ii) hereof plus (x) any consideration or adjustment payment to be received by the Company in connection with such conversion or, as applicable, (y) the aggregate price at which Common Shares are to be delivered upon the exercise of such rights, options or warrants when first exercisable (or, if no price is specified and such shares are to be delivered at an option price related to the Fair Market Value of the subject Common Shares, an aggregate option price bearing the same relation to the Fair Market Value of the subject Common Shares at the time such rights, options or warrants were granted).

(C) If, subsequently, (1) such number of shares into which such convertible security is convertible, or which are deliverable upon the exercise of such rights, options or warrants, is increased or (2) the conversion or exercise price of such convertible security, rights, options or warrants is decreased, then the calculations under the preceding two sentences (and any resulting adjustment to the Current Conversion Price under Section 7(b) hereof) with respect to such convertible security, rights, options or warrants, as the case may be, shall be recalculated as of the time of such issuance but giving effect to such changes (but any such recalculation shall not result in the Current Series A Conversion Price being higher than that which would be calculated without regard to such issuance).

(D) On the expiration or termination of such rights, options or warrants, or rights to convert, the Current Conversion Price hereunder shall be readjusted (up or down as the case may be) to such Current Conversion Price as would have been obtained had the adjustments made with respect to the issuance of such rights, options, warrants or convertible securities been made upon the basis of the delivery of only the number of Common Shares actually delivered upon the exercise of such rights, options or warrants or upon the conversion of any such securities and at the actual exercise or conversion prices (but any such recalculation shall not result in the Current Conversion Price being higher than that which would be calculated without regard to such issuance).

24

(iv) Number of Shares Outstanding. The number of Common Shares at the time outstanding shall exclude all Common Shares then owned or held by or for the account of the Company but shall include the aggregate number of Common Shares at the time deliverable in respect of outstanding convertible securities, rights, options and warrants; provided, that to the extent that such rights, options, warrants or conversion privileges are not exercised, such Common Shares shall be deemed to be outstanding only until the expiration dates of the rights, warrants, options or conversion privileges or the prior cancellation thereof.

(d) Adjustment for Development. The Current Conversion Price shall be adjusted upwards or downwards as of each Adjustment Date (as defined below) by multiplying the Current Conversion Price immediately prior to such adjustment date by a fraction (i) the numerator of which is (x) Adjusted Shareholders’ Equity minus (y) the cumulative amount of any Loss Development (as defined below) recognized after the Closing in excess of $7,000,000 (the “LD Above Deductible”) and (ii) the denominator of which is the Adjusted Shareholders’ Equity, it being understood that no adjustment pursuant to this Section 7(d) shall be made if such adjustment shall increase the initial Conversion Price as adjusted by the provisions of this Section 7 other than those contained in this Section 7(d). The LD Above Deductible shall be applied on an after-tax basis The term “Adjusted Shareholders’ Equity” shall mean the common shareholders’ equity, as reflected in the GAAP financial statements of the Company as of September 30, 2001 (the “September Financial Statement”), provided that such shareholders’ equity shall be adjusted by substituting the loss and expense reserves set forth in the Definitive Loss Reserve Report (as defined below) for the corresponding reserves set forth in the September Financial Statement. The term “Adjustment Dates” shall mean the dates of completion of the annual audit and reserve review of the Company by the Company’s duly appointed auditor with respect to the years ended December 31, 2001, 2002 and 2003 and the term “Adjustment Date” shall mean any of such dates of completion, as well as the dates of completion of any reserve audit requested by the Purchasers. The term “Loss Development” shall mean (i) any net positive or adverse loss and loss expense reserve development (including without limitation as a result of uncollectible reinsurance, net of any allowance for uncollectible reinsurance recorded as of September 30, 2001, reinstatement premiums and any adjustments in profit commissions and ceding commissions) on reserves for losses incurred on or prior to September 30, 2001 and loss adjustment expenses related thereto and established with respect to (x) the losses and loss adjustment expenses related to the events of September 11, 2001 (the “WTC Loss”), (y) lines of business other than the Discontinued Operations and the WTC Loss in an amount not to exceed $12,000,000 on an after-tax basis and (z) the Discontinued Operations (defined below), in each case as set forth in the loss reserve report delivered to the Purchasers on December 10, 2001 (the “Definitive Loss Reserve Report”); and (ii) any liability or loss (other than legal fees and expenses) arising out of material litigation existing at the time of Closing. The term “Discontinued Operations” shall mean (i) Lloyds’ Syndicate 1224, (ii) the excess and surplus lines insurance business assumed from Transnational Insurance Company and (iii) the casualty business underwritten by PXRE Direct Underwriting Managers, Inc. The Purchasers shall have the right to request a reserve audit at any time they should reasonably believe it necessary. The reserve audit shall be performed by an independent actuary mutually acceptable to the Company and the Purchasers (the “Appointed Actuary”). Upon conclusion of the reserve audit, the Appointed Actuary shall issue a written reserve opinion and the conclusion set forth in such reserve opinion shall be binding upon the Company and the Purchasers. The expense of any reserve audit requested by the Purchasers shall be borne by the Purchasers.

25

(e) Exclusions from the Adjustment for Additional Share Issuances. No adjustment of the Current Conversion Price under Section 7(b) hereof shall be made as a result of or in connection with (i) the issuance of Common Shares upon conversion of the Convertible Common Shares, (ii) the issuance or grant of any options, warrants or other rights convertible into capital shares of the Company to employees, officers and directors of the Company pursuant to restricted stock agreements or stock options or other equity compensation plans (such plans having been approved by the shareholders of the Company), or the issuance of the Company’s capital shares thereunder, in an amount not to exceed 500,000 Common Shares per calendar year and 2,100,000 Common Shares in the aggregate (subject to adjustment pursuant to Section 7(a)) or (iii) issuances in connection with an underwritten public offering of Common Shares at a price 95% or more of the Fair Market Value at the time of such offering.

(f) Accountants’ Certification. Whenever the Current Conversion Price is adjusted as provided in this Section 7, the Company will promptly obtain a certificate of the Chief Financial Officer of the Company setting forth the Current Conversion Price as so adjusted, the computation of such adjustment and a brief statement of the facts accounting for such adjustment, and will mail to the holders of Series A Preferred Shares a copy of such certificate. The holders of the Preferred Shares may within sixty (60) days object to the calculation of the Current Conversion Price by providing written notice to the Company in accordance with the Bye-Laws of the Company, which notice will set forth the basis of such objection. Such objection shall be submitted to the Company’s auditor for review (at the expense of the Company) and the determination of the Company’s auditor shall be binding.

(g) Other Adjustments. In case any event shall occur as to which any of the provisions of this Section 7 are not strictly applicable but the failure to make any adjustment would not fairly protect the conversion rights represented by the Preferred Shares in accordance with the essential intent and principles of Sections 6 and 7 hereof, then, in each such case, upon the request of the holders of a majority of the Preferred Shares, the Company shall appoint a firm of independent public accountants of recognized national standing selected by the Board (who may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Sections 6 and 7 hereof, necessary to preserve, without dilution, the conversion rights represented by the Preferred Shares. Upon receipt of such opinion, the Company will promptly mail copies thereof to the holders of the Preferred Shares and shall make the adjustments described therein.

(h) Consolidation, Merger or Amalgamation. If the Company shall at any time consolidate with or merge into another corporation (where the Company is not the continuing corporation after such merger or consolidation) or if the Company is amalgamated, or the Company shall sell, transfer or lease all or substantially all of its Assets, or the Company shall change its Common Shares into property other than capital shares of the Company, then, in any such case, the holder of a Preferred Share shall thereupon (and thereafter) be entitled to receive, upon the Full Conversion of such Preferred Shares in whole or in part, the securities or other property to which (and upon the same terms and with the same rights as) a holder of the number of Common Shares deliverable upon Full Conversion of such Preferred Share would have been entitled if such Full Conversion had occurred immediately prior to such consolidation, merger or amalgamation, such sale of Assets or such change (with any record date requirement being deemed to have been satisfied), and such conversion rights shall thereafter continue to be subject to further adjustments under this Section 7, without limiting any other rights of holders of Preferred Shares. The Company shall take such steps in connection with such consolidation, merger or amalgamation, such sale of Assets or such change as may be necessary to assure such holder that the provisions of the shares of Preferred Shares shall thereafter continue to be applicable in relation to any securities or property thereafter deliverable upon the conversion of the Preferred Shares, including, but not limited to, obtaining a written obligation to supply such securities or property upon such conversion and to be so bound by the Preferred Shares.

26

(i) If any adjustment to the Current Conversion Price pursuant to this Section 7 would result in the Purchasers and their Affiliates being able to convert into more than 49.9% of the capital shares of the Company upon a fully diluted and Fully Converted basis, the Company shall have the right (but not the obligation) to elect (within 5 business days of the date of the event giving rise to such adjustment) to make a cash payment in lieu of effecting such adjustment to the Current Conversion Price. Such cash payment shall equal the sum of the Fair Market Value as of the date of conversion of the Common Shares that the Purchasers would have received in excess of the 49.9% limitation upon the Full Conversion of their Preferred Shares as of the date of such adjustment plus the related Tax Gross-Up. Such cash payment shall be allocated pro rata among the Preferred Shares and shall be payable upon conversion of any such Preferred Shares pursuant to Section 6 of this Description of Stock.

(j) Notices. In case at any time:

(i) the Company shall take any action which would require an adjustment in the Current Conversion Price pursuant to Section 7(a) or (c); or

(ii) the Company shall authorize the granting to the holders of its Common Shares of any distributions on Common Shares as set forth in Section 7(a); or

(iii) there shall be any reorganization, reclassification or change of Common Shares (other than a change in par value or, if and when permitted by law, from par value to no par value or from no par value to par value), or any consolidation, merger or amalgamation to which the Company is a party and for which approval of any shareholders of the Company is required, or any sale, transfer or lease of all or substantially all of the Assets of the Company; or

(iv) there shall be a voluntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of such cases, unless the matter is to be determined at a general meeting of shareholders, the Company shall give written notice to the holders of the Preferred Shares, not less than ten (10) days before any record date or other date set for definitive action, of the date on which such action, distribution, reorganization, reclassification, change, sale, transfer, lease, consolidation, merger, amalgamation, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of any such action (to the extent such effect may be known at the date of such notice) on the Current Conversion Price and the kind and amount of the shares and other securities and property deliverable upon conversion of the Preferred Shares. Such notice shall also specify any date as of which the holders of the Common Shares of record shall be entitled to exchange their Common Shares for securities or other property deliverable upon any such reorganization, reclassification, change, sale, transfer, lease, consolidation, merger, amalgamation, dissolution, liquidation or winding-up, as the case may be.

27

8. Board of Directors. (a) Each of the Purchasers acknowledge that any persons designated by the Purchasers to serve on the Board of Directors who are not employees or officers of one of the Purchasers or of the general partner or managing partner of such Purchaser or of an entity listed on Schedule B hereto, or in the case of any Purchaser who is an individual, such individual, must be reasonably acceptable to the Board of Directors of the Company.

          (b)      Until such time as the Purchasers (together with their Affiliates and limited partners) no longer beneficially own in the aggregate at least 50% of the Preferred Shares acquired by such Persons under the Purchase Agreement (including for the purposes of such calculation, the Convertible Common Shares held by such Persons), the Board of Directors shall consist of eleven directors.

          (c)      So long as Reservoir and Rainwater collectively (together with respective Affiliates and their limited partners) beneficially owns 20% or more of the Preferred Shares acquired by Reservoir and Rainwater under the Purchase Agreement or the terms of this Description of Stock (including for purposes of such calculation, all Class B Common Shares and Class C Common Shares then held by such Persons), a Reservoir Director or Rainwater Director (at Reservoir’s election) shall serve on each of the committees of the Board of Directors; provided that a Reservoir Director or Rainwater Director shall not serve on the Audit Committee of the Board of Directors if such person does not meet the requirements of the rules and regulations of the New York Stock Exchange (the “NYSE Rules”), or on the Compensation Committee if as a result the Company could not avail itself of the available exemptions of the Internal Revenue Code of 1986, as amended, or Section 16(b) of the Exchange Act, including Rule 16b-3 thereunder or any successor rule.

          (d)      So long as Capital Z (together with its Affiliates and their limited partners) together beneficially owns 20% or more of the Preferred Shares acquired by Capital Z under the Purchase Agreement or the terms of this Description of Stock (including for purposes of such calculation, all Class A Common Shares then held by such Persons), one of the Capital Z Directors shall serve on each of the committees of the Board of Directors; provided a Capital Z Director shall not serve on the Audit Committee of the Board of Directors if such person does not meet the requirements of the rules and regulations of the NYSE Rules or on the Compensation Committee if as a result the Company could not avail itself of the available exemptions of the Internal Revenue Code of 1986, as amended, or Section 16(b) of the Exchange Act, including Rule 16b-3 thereunder or any successor rule.

          (e)      Whether or not Capital Z, Reservoir or Rainwater designates any member of the Board of Directors, each of Capital Z, Reservoir and Rainwater, so long as either (together with its Affiliates and their limited partners) continues to beneficially own 20% or more of the Preferred Shares acquired by Capital Z, Reservoir or Rainwater, as the case may be, under the Purchase Agreement or the terms of this Certificate of Designations (including for the purposes of such calculation, the Convertible Common Shares held by such Persons), may designate one individual (each, an “Observer”) to attend all meetings of the Board of Directors (and any committees thereof) in a non-voting observer capacity. Each Observer shall be entitled to receive all notices, reports, presentations and materials as if the Observer were a member of the Board. Each Observer may be required to deliver a confidentiality agreement reasonably required by the Company, and shall be subject to removal from any meeting or barred from review of any information relating to (i) the Company’s relationship with the persons or series represented by such person at the Board’s option or (ii) if the Company reasonably believes upon the advice of counsel that such exclusion is necessary to preserve the attorney-client privilege. Such confidentiality agreement shall not limit the right of the such Observer to share with Capital Z, Reservoir or Rainwater, as the case may be (or any of its Affiliates, as the case may be) any confidential information relating to the Company disclosed to such Observer provided that Capital Z, Reservoir or Rainwater, as the case may be (or its Affiliates, as the case may be) maintains confidential information confidential to the same extent as such Observer is required under such confidentiality agreement.

28

9. Class A Common Shares, Class B Common Shares and Class C Common Shares

(a) Designation and Number of Class A, Class B and Class C Common Shares. The designation of Convertible Common Shares by this resolution shall be:

(i) “Class A Common Shares, $1.00 par value,” of the Company, and the number of Class A Common Shares which the Company shall be authorized to issue shall be 10,000,000 shares;

(ii) “Class B Common Shares, $1.00 par value,” of the Company, and the number of Class B Common Shares which the Company shall be authorized to issue shall be 6,666,666 and 2/3 shares; and

(iii) “Class C Common Shares, $1.00 par value,” of the Company, and the number of Class C Common Shares which the Company shall be authorized to issue shall be 3,333,333 and 1/3 shares;

(b) Priority. The Convertible Common Shares shall rank pari passu with the Common Shares.

(c) Voting
.
(i) Except as otherwise provided specifically herein and in the Bye-Laws or required by Bermuda law, (A) each Convertible Common Share shall have the right and power and be entitled to vote on any question or matter upon which, or in any proceeding at which, the holders of Common Shares of the Company are entitled to vote and to be represented at and to receive notice of any meeting of shareholders (except for election or removal of directors of the Company, as to which the Convertible Common Shares shall only be able to vote for election or removal of Class IV Directors as set forth in Section 3 of this Description of Stock), (B) the holders of Preferred Shares, Convertible Common Shares and Common Shares shall vote together as one class and not as separate classes and (C) each holder of Convertible Common Shares shall be entitled to that number of votes for each Convertible Common Share held by such holder equal to the number of Common Shares that would be received by such holder if such Preferred Share were Fully Converted pursuant to Section 9(d) hereof.

29

(ii) Notwithstanding the foregoing, the Class A Common Shares, the Class B Common Shares and the Class C Common Shares shall be entitled to vote with the Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares in the election of the Capital Z Directors, respectively, the Reservoir Director and the Rainwater Director, respectively, in each case as set forth in Section 3 of this Description of Stock.

(d) Conversion. Convertible Common Shares shall automatically convert into Common Shares on a one-for-one ratio upon a transfer of record ownership thereof to any Person other than (i) Capital Z, Reservoir, Rainwater, or any of their respective Affiliates or limited partners (including without limitation in connection with a public offering of such shares) or (ii) a Person approved by the Board in its sole discretion. Convertible Common Shares may be converted at the option of the holder thereof into Common Shares on a one-for-one ratio at any time that such holder would be entitled to vote Preferred Shares generally in the election of directors in accordance with clause (b)(ii), (b)(iii) or (b)(iv) of Section 3 of this Description of Stock.

(e) General. Except as provided for in this Section 9 or elsewhere in this Description of Stock, the Convertible Common Shares shall have the same rights, preferences and restrictions as the Common Shares.

30

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

PXRE GROUP LTD.

April 26, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE
1.	Election of Directors (Common Shares only)				FOR	AGAINST	ABSTAIN
		NOMINEES:	2.	To approve the recommendation of the Audit Committee of the Board of Directors that KPMG LLP be appointed as the Company’s independent auditors for the fiscal year ending December 31, 2005, and to refer the determination of the independent auditors’ remuneration to the Audit Committee of the Board of Directors.
	FOR ALL NOMINEES	Wendy Luscombe Jeffrey L. Radke

	WITHHOLD AUTHORITY FOR ALL NOMINEES		3.	To approve certain amendments to the Company’s Bye-Laws.

	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

PXRE GROUP LTD.

ANNUAL GENERAL MEETING OF SHAREHOLDERS
April 26, 2005

This Proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Jeffrey L. Radke and John M. Modin, and each of them, with full power of substitution, the proxies of the undersigned to vote all of the Common Shares and/or Preferred Shares of PXRE Group Ltd., which the undersigned is entitled to vote at the Annual General Meeting of Shareholders of PXRE Group Ltd. to be held at the Company’s headquarters, PXRE House, 110 Pitts Bay Road, Pembroke HM 08, Bermuda, on April 26, 2005, commencing at 9:00 a.m., local time, and at any adjournment or adjournments thereof, with all the powers the undersigned would possess if personally present.
UNLESS A CONTRARY DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE APPROVAL OF KPMG AS INDEPENDENT AUDITORS AND TO REFER THEIR RENUMERATION TO THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS, FOR THE APPROVAL OF CERTAIN AMENDMENTS TO THE COMPANY’S BYE-LAWS, AND TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

(Continued and to be signed on the reverse side)